                                                                 Exhibit 10.16.5


                     PARTICIPATION AGREEMENT (TRLI 2001-1C)

                          Dated as of December 28, 2001

                                      among

                          TRINITY RAIL LEASING I L.P.,
                                   as Lessee,

                         TRINITY RAIL MANAGEMENT, INC.,

                       TRINITY INDUSTRIES LEASING COMPANY,
                                   as Manager,

                      TRLI 2001-1C RAILCAR STATUTORY TRUST,
             BY STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                              NATIONAL ASSOCIATION,
                                as Owner Trustee,

                             TRIMARAN LEASING, L.P.,
                              as Owner Participant

                                       and

                       LASALLE BANK NATIONAL ASSOCIATION,
                  as Indenture Trustee and Pass Through Trustee




                        Tank Cars and Covered Hopper Cars





                                          Participation Agreement (TRLI 2001-1C)

                                      TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----
SECTION 1.  DEFINITIONS; INTERPRETATION OF THIS
            AGREEMENT.........................................................................4

SECTION 2.  SALE AND PURCHASE; PARTICIPATION IN EQUIPMENT COST; CLOSING;
            TRANSACTION COSTS.................................................................4
            Section 2.1   Sale and Purchase of Equipment......................................4
            Section 2.2   Participation in Equipment Cost.....................................5
            Section 2.3   Closing Date; Procedure for Participation...........................5
            Section 2.4   Owner Participant's Instructions to the Owner Trustee;
                          Satisfaction of Conditions..........................................7
            Section 2.5   Expenses............................................................7
            Section 2.6   Calculation of Adjustments to Basic Rent,
                          Stipulated Loss Value and Termination Value;
                          Confirmation and Verification......................................11
            Section 2.7   Postponement of Closing Date.......................................14

SECTION 3.  REPRESENTATIONS AND WARRANTIES...................................................16
            Section 3.1   Representations and Warranties of the Trust
                          Company............................................................16
            Section 3.2   Representations and Warranties of the Lessee.......................19
            Section 3.3   Representations and Warranties of the Indenture Trustee............26
            Section 3.4   Representations, Warranties and Covenants
                          Regarding Beneficial Interest, Equipment Note
                          and Pass Through Certificates......................................27
            Section 3.5   Representations and Warranties of the Owner Participant............29
            Section 3.6   Representations and Warranties of TILC.............................31
            Section 3.7   Representations and Warranties of TRMI.............................36
            Section 3.8   Representations and Warranties of the Pass Through Trustee.........38
            Section 3.9   Opinion Acknowledgment.............................................39

SECTION 4.  CLOSING CONDITIONS...............................................................40
            Section 4.1   Conditions Precedent to Investment by Each Participant.............40



                                          Participation Agreement (TRLI 2001-1C)

                                                                                            Page
                                                                                            ----
            Section 4.2   Additional Conditions Precedent to Investment
                          by the Loan Participant............................................48
            Section 4.3   Additional Conditions Precedent to Investment
                          by the Owner Participant...........................................48
            Section 4.4   Conditions Precedent to the Obligation of
                          TILC and the Lessee................................................50

SECTION 5.  FINANCIAL AND OTHER REPORTS OF THE LESSEE........................................51

SECTION 6.  CERTAIN COVENANTS OF THE PARTICIPANTS, THE TRUSTEES  AND THE LESSEE..............53
            Section 6.1   Restrictions on Transfer of Beneficial Interest....................53
            Section 6.2   Lessor's Liens Attributable to the Owner Participant...............56
            Section 6.3   Lessor's Liens Attributable to Trust Company.......................57
            Section 6.4   Liens Created by the Indenture Trustee and
                          the Loan Participant...............................................57
            Section 6.5   Covenants of Owner Trustee, Owner
                          Participant and Indenture Trustee..................................58
            Section 6.6   Amendments to Operative Agreements
                          That Are Not Lessee Agreements.....................................59
            Section 6.7   Certain Representations, Warranties and Covenants..................59
            Section 6.8   Covenants of the Manager...........................................59
            Section 6.9   Lessee's Purchase in Certain Circumstances.........................59
            Section 6.10  Owner Participant as Affiliate of Lessee...........................61
            Section 6.11  Records; U.S. Income Tax Information...............................62
            Section 6.12  Replacement of Manager.............................................62
            Section 6.13  Acknowledgment of Equity Collateral Security Documents.............65

SECTION 7.  LESSEE'S INDEMNITIES.............................................................65
            Section 7.1   General Tax Indemnity..............................................65
            Section 7.2   General Indemnification............................................75
            Section 7.3   Indemnification by TILC............................................81
            Section 7.4   Indemnification by TRMI............................................86

SECTION 8.  LESSEE'S RIGHT OF QUIET ENJOYMENT................................................91

SECTION 9.  SUCCESSOR INDENTURE TRUSTEE......................................................91

SECTION 10. MISCELLANEOUS....................................................................91




                                          Participation Agreement (TRLI 2001-1C)

                                                                                            Page
                                                                                            ----
            Section 10.1  Consents...........................................................91
            Section 10.2  Refinancing........................................................92
            Section 10.3  Amendments and Waivers.............................................94
            Section 10.4  Notices............................................................94
            Section 10.5  Survival...........................................................97
            Section 10.6  No Guarantee of Residual Value or Debt.............................97
            Section 10.7  Successors and Assigns.............................................97
            Section 10.8  Business Day.......................................................97
            Section 10.9  GOVERNING LAW......................................................98
            Section 10.10 Severability.......................................................98
            Section 10.11 Counterparts.......................................................98
            Section 10.12 Headings and Table of Contents.....................................98
            Section 10.13 Limitations of Liability...........................................98
            Section 10.14 Maintenance of Non-Recourse Debt...................................99
            Section 10.15 Ownership of and Rights in Units..................................100
            Section 10.16 No Petition.......................................................100
            Section 10.17 Consent To Jurisdiction...........................................101
            Section 10.18 WAIVER OF JURY TRIAL..............................................102

EXHIBITS AND SCHEDULES

Exhibit A-1     -    Form of Certificate of Insurance Broker Confirming Insurance Coverage (Primary Liability)

Exhibit A-2     -    Form of Certificate of Insurance Broker Confirming Insurance Coverage (Excess Liability)

Exhibit B-1     -    Insurance Requirements as to Public Liability Insurance

Exhibit B-2     -    Insurance Requirements as to Physical Damage Insurance

Exhibit C       -    Form of Transfer Agreement

Exhibit D       -    Form of Notice of Assignment of Sublease

Exhibit E-1     -    Form of Skadden, Arps, Slate, Meagher & Flom (Illinois) Opinion

Exhibit E-2     -    Form of Trinity Rail Leasing I L.P., Trinity Industries Leasing Company and
                     Trinity Rail Management, Inc. Opinion

Exhibit E-3     -    Form of Bingham Dana LLP Opinion

Exhibit E-4     -    Form of Winston & Strawn Opinion




                                          Participation Agreement (TRLI 2001-1C)

EXHIBITS AND SCHEDULES

Exhibit E-5     -    Form of Philip Morris Capital Corporation Legal Department Opinion

Exhibit E-6     -    Form of Opinion of in-house counsel for the Indenture Trustee

Exhibit E-7     -    Form of Alvord & Alvord Opinion

Exhibit E-8     -    Form of McCarthy Tetrault Opinion

Exhibit E-9     -    Form of Andrews & Kurth L.L.P. Opinion

Exhibit E-10    -    Form of Opinion of in-house counsel for the Pass Through Trustee

Exhibit E-11    -    Form of Morris, James, Hitchens & Williams Opinion

Exhibit F       -    Form of Officer's Solvency Certificate

Exhibit G       -    Form of Officer's Accounts Balance Certificate

Schedule 1      -    Description of Equipment, Designation of Basic Groups, Designation of Functional Groups
                     and Equipment Cost

Schedule 1-B    -    List of Existing Subleases

Schedule 2      -    Commitment Percentage and Payment Information for Participants

Schedule 3-A    -    Schedule of Basic Rent Payments

Schedule 3-B    -    Basic Rent Allocation Schedule

Schedule 4-A    -    Schedule of Stipulated Loss Value and Termination Value

Schedule 4-B    -    Termination Amount Schedule

Schedule 5      -    Terms of Equipment Note

Schedule 6      -    Purchase Information

Schedule 3.2(m) -    Written Information Provided by Trinity Rail Leasing I L.P., Trinity Industries Leasing Company
                     and Trinity Rail Management, Inc.



                                          Participation Agreement (TRLI 2001-1C)

                     PARTICIPATION AGREEMENT (TRLI 2001-1C)


     This PARTICIPATION AGREEMENT (TRLI 2001-1C), dated as of December 28, 2001 (this "Agreement"), is by and among (i) Trinity Rail Leasing I L.P., a Texas limited partnership (together with its permitted successors and assigns, the "Lessee"), (ii) Trinity Rail Management, Inc., a Delaware corporation ("TRMI"),
(iii) Trinity Industries Leasing Company, a Delaware corporation ("TILC"), (iv) TRLI 2001-1C Railcar Statutory Trust, a Connecticut statutory trust, by State Street Bank and Trust Company of Connecticut, National Association, a national banking association, ("Trust Company"), not in its individual capacity except as expressly provided herein but solely as trustee (together with its permitted successors and assigns, the "Owner Trustee") under the Trust Agreement (such term and other defined terms used herein shall have the meanings assigned thereto in Section 1 below), (v) Trimaran Leasing, L.P., a Delaware limited partnership (together with its permitted successors and assigns, the "Owner Participant") and (vi) LaSalle Bank National Association, a national banking association, not in its individual capacity except as expressly provided herein but solely as pass through trustee under the Pass Through Trust Agreement (in such capacity, together with its permitted successors and assigns, the "Pass Through Trustee" or the "Loan Participant"), and as trustee under the Indenture (in such capacity, together with its permitted successors and assigns, the "Indenture Trustee"). The Owner Participant and the Loan Participant are sometimes hereinafter referred to collectively as the "Participants."


                                   WITNESSETH:

     WHEREAS, on or prior to the date hereof, the Owner Participant and the Trust Company have entered into the Trust Agreement pursuant to which the Owner Trustee has agreed, among other things, to hold the Trust Estate for the benefit of the Owner Participant thereunder on the terms specified in the Trust Agreement, subject, however, to the Lien created under the Indenture and, subject to the terms and conditions hereof, to purchase on the Closing Date the Equipment described in Schedule 1 hereto from the Lessee and concurrently therewith to lease such Equipment to the Lessee;

     WHEREAS, on or prior to the date hereof and pursuant to the Pass Through Trust Agreement a grantor trust was created to facilitate the financing contemplated hereby;

     WHEREAS, on the Closing Date, the Owner Trustee and the Indenture Trustee will enter into the Indenture, pursuant to which the Owner Trustee will agree, among other things, to borrow from the Loan Participant the loan in connection with
                                          Participation Agreement (TRLI 2001-1C)
the financing of the Total Equipment Cost and to issue to the Loan Participant the Equipment Note as evidence of such loan;

     WHEREAS, TILC will, on the Closing Date, pursuant to the Transfer and Assignment Agreement (i) sell to the Partnership all of TILC's right, title and interest in and to the Equipment described on Schedule 1 hereto and (ii) assign and transfer to the Partnership all of TILC's right, title and interest in and to any Existing Equipment Subleases;

     WHEREAS, pursuant to the Pledged Equipment Transfer and Assignment Agreements, TILC (i) sold to the Partnership all of TILC's right, title and interest in and to the Pledged Equipment and (ii) assigned and transferred to the Partnership all of TILC's right, title and interest in and to any Existing Pledged Equipment Leases,;

     WHEREAS, pursuant to the terms of the Trust Agreement, the Owner Participant has authorized and directed the Owner Trustee to, and the Owner Trustee will, among other things and subject to the terms and conditions of the Operative Agreements, (i) purchase the Equipment described in Schedule 1 hereto from the Lessee and accept delivery from the Lessee of the Bill of Sale evidencing the purchase and transfer of title of each Unit to the Owner Trustee,
(ii) own the Equipment described in Schedule 1 hereto as provided in the Operative Agreements, (iii) accept pursuant to the Assignment the assignment and transfer from the Lessee of all Lessee's right, title and interest in and to the Existing Equipment Subleases and (iv) execute and deliver the Lease, pursuant to which, subject to the terms and conditions set forth therein, the Owner Trustee agrees to lease to the Lessee, and the Lessee agrees to lease from the Owner Trustee, each Unit to be delivered on the Closing Date, such lease to be evidenced by the execution and delivery of the Lease Supplement covering such Units, and to assign the Existing Equipment Subleases to the Lessee, such assignment to be evidenced by the execution and delivery of the Assignment covering such Existing Equipment Subleases;

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Lessee, TILC, TRMI, the Owner Trustee, the Other Owner Trustees, the Indenture Trustee, the Other Indenture Trustees and the Collateral Agent have entered into the Second Amended and Restated Collateral Agency Agreement to amend and restate the Original Collateral Agency Agreement, pursuant to which the Lessee will agree, among other things, (i) to grant to the Collateral Agent for the security and the benefit of the parties specified therein a security interest in the Collateral to secure the performance by the Lessee of its obligations under the Lease and the Other Leases, and (ii) to exclude certain Pledged Equipment previously designated as Special Collateral from the definition of Special Collateral under the Original Collateral Agency Agreement so that such Pledged Equipment will not be subject to release provisions of
Section 2.8 of the Collateral Agency Agreement;



                                          Participation Agreement (TRLI 2001-1C)

     WHEREAS, pursuant to the terms of the Trust Agreement, the Owner Participant has authorized and directed the Owner Trustee to, and the Owner Trustee will, among other things and subject to the terms and conditions of the Operative Agreements, grant to the Indenture Trustee for the security and the benefit of the holder of the Equipment Note a security interest in the Indenture Estate;

     WHEREAS, concurrently with the execution and delivery of this Agreement, Lessee, Trinity and the Owner Participant (or an Affiliate of the Owner Participant) will enter into the Tax Indemnity Agreement;

     WHEREAS, the proceeds from the sale of the Equipment Note to the Loan Participant will be applied, together with the equity contribution made by the Owner Participant pursuant to this Agreement, to effect the purchase of the Equipment described on Schedule 1 hereto by the Owner Trustee from the Lessee as contemplated hereby;

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Lessee, the Owner Trustee, the Other Owner Trustees and the Equity Collateral Agent have entered into the Equity Collateral Security Agreement, pursuant to which the Lessee will agree, among other things, to grant to the Equity Collateral Agent for the security and the benefit of the parties specified therein a security interest in the Equity Collateral to secure the performance by the Lessee of its obligations under the Lease and the Other Leases;

     WHEREAS, prior to the Closing Date, the Partners made capital contributions to the Lessee in accordance with the Partnership Agreement (as amended prior to the Closing Date) and on the Closing Date the proceeds of such capital contributions will be applied to fund certain reserve accounts of the Lessee as contemplated hereby and by the Collateral Agency Agreement, and to fund the Equity Collateral Account as contemplated hereby and by the Equity Collateral Security Documents;

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Lessee and TILC have entered into an amendment to the Management Agreement, pursuant to which TILC will provide management services with respect to the Equipment and the Pledged Equipment;

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Lessee and TILC have entered into an amendment to the Insurance Agreement, pursuant to which TILC will provide services to the Lessee in connection with obtaining, managing and maintaining insurance with respect to the Equipment and the Pledged Equipment required under the Operative Agreements;




                                          Participation Agreement (TRLI 2001-1C)

     WHEREAS, on or prior to the date hereof, the General Partner and the Limited Partner have entered into the First Amendment to Limited Partnership Agreement of the Lessee in connection with the transactions contemplated hereby, and each of the General Partner and the Limited Partner has similarly amended its respective limited liability company agreement;

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Lessee, the General Partner, the Limited Partner and TRMI have entered into an amendment to the Administrative Services Agreement, pursuant to which TRMI agrees to provide certain administrative services with respect to the Partnership, the General Partner and the Limited Partner;

     WHEREAS, concurrently with the execution and delivery of this Agreement, Trinity Industries, Inc. has issued the Trinity Guaranty in favor of the beneficiaries named therein, pursuant to which Trinity Industries, Inc. will guarantee performance of the obligations of TILC and TRMI under the Operative Agreements to which TILC or TRMI is a party, respectively; and

     WHEREAS, concurrently with the execution and delivery of this Agreement, TILC and the Marks Company have entered into the Second Supplement to the Marks Company Trust Supplement to allocate all Marks relating to the Units to the 2001-1A SUBI Portfolio, and the relevant parties thereto have entered into the Amended Marks Trust Documents in relation to such allocation.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS; INTERPRETATION OF THIS AGREEMENT.

     Unless otherwise defined herein or unless the context shall otherwise require, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Appendix A to the Equipment Lease Agreement (TRLI 2001-1C), dated as of December 28, 2001, between the Owner Trustee and the Lessee. Unless other wise indicated, all references herein to Sections, Schedules and Exhibits refer to Sections, Schedules and Exhibits of this Agreement.

SECTION 2. SALE AND PURCHASE; PARTICIPATION IN EQUIPMENT COST; CLOSING;
           TRANSACTION COSTS.

     Section 2.1 Sale and Purchase of Equipment. Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth



                                          Participation Agreement (TRLI 2001-1C)
herein, the Lessee agrees to sell to the Owner Trustee, and the Owner Trustee agrees to purchase from the Lessee, on the Closing Date and immediately following consummation of the transactions described in the third and fourth recital clauses above, the Equipment described in Schedule 1, and, in connection therewith, the Owner Trustee agrees to pay to the Lessee the cost for each Unit as specified in Schedule 1. On the Closing Date, the Lessee shall deliver each Unit described on Schedule 1 to the Owner Trustee, and the Owner Trustee shall accept such delivery.

     Section 2.2   Participation in Equipment Cost.

         (a) Equity Participation. On the Closing Date, subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, the Owner Participant agrees to participate in the payment of the Total Equipment Cost for the Units delivered on the Closing Date by making an equity investment in the beneficial ownership of such Units in the amount equal to the product of the Total Equipment Cost for such Units delivered on the Closing Date and the percentage set forth opposite the Owner Participant's name in Schedule 2 (the "Owner Participant's Commitment"). The aggregate amount of the Owner Participant's Commitment plus the aggregate amount of Transaction Costs payable by the Owner Participant shall not exceed the sum of (x) the Owner Participant's Commitment and (y) 1.94% of the Total Equipment Cost. The Owner Participant's Commitment shall be paid to the Indenture Trustee to be held (but not as part of the Indenture Estate) and applied on behalf of the Owner Trustee toward payment of the Total Equipment Cost as provided in Section 2.3.

         (b) Debt Participation. On the Closing Date, subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, the Loan Participant agrees to participate in the payment of the Total Equipment Cost for the Units delivered on the Closing Date by making a secured loan, not from its own funds but solely from funds available to it for such purposes under the Pass Through Trust Agreement, to be evidenced by the Equipment Note, to the Owner Trustee in the amount equal to the product of the Total Equipment Cost for the Units delivered on the Closing Date and the percentage set forth opposite the Loan Participant's name in Schedule 2 (the "Loan Participant's Commitment"). The Equipment Note shall bear interest at the Debt Rate.

     Section 2.3   Closing Date; Procedure for Participation.

         (a) Notice of Closing Date. Not later than three Business Days' prior to the Closing Date (or such lesser notice as may be agreed upon by the Lessee, the Owner Participant and the Loan Participant), the Lessee shall give the Owner Participant, the Indenture Trustee, the Owner Trustee and the Loan Participant a notice (a "Notice of Delivery") by facsimile or other form of telecommunication or



                                          Participation Agreement (TRLI 2001-1C)
telephone (to be promptly confirmed in writing) of the Closing Date, which Notice of Delivery shall specify in reasonable detail the number and type of Units to be delivered on such date, the Total Equipment Cost of such Units, and the respective amounts of the Owner Participant's Commitment and the Loan Participant's Commitment required to be paid with respect to the Units. Prior to 11:00 a.m., Chicago time, on the Closing Date, subject to the satisfaction (or waiver) of the respective conditions specified in Section 4, the Owner Participant shall make the amount of the Owner Participant's Commitment required to be paid on the Closing Date available to the Indenture Trustee, and immediately prior to the delivery and acceptance of the Units as specified in
Section 2.3(b), the Loan Participant shall make the amount of the Loan Participant's Commitment for the Total Equipment Cost required to be paid on the Closing Date available to the Indenture Trustee, in either case, by transferring or delivering such amounts, in funds immediately available on the Closing Date, to the Indenture Trustee, either directly to, or for deposit in, the Indenture Trustee's account at LaSalle Bank National Association, ABA No. 071000505, Att.:
Kristine Schossow, Corporate Trust Services Division, Trust TRLI 2001-1C, Account No. 2090067, Ref: 608775318 TRLI. The making available by the Owner Participant of the amount of the Owner Participant's Commitment for the Total Equipment Cost shall be deemed a waiver of the Notice of Delivery by the Owner Participant and the Owner Trustee. The making available by the Loan Participant of the amount of the Loan Participant's Commitment for the Total Equipment Cost shall be deemed a waiver of the Notice of Delivery by the Loan Participant and the Indenture Trustee.

         (b) Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place on or before 2:00 p.m., Chicago time, on the Closing Date at the offices of Skadden, Arps, Slate, Meagher & Flom (Illinois), or at such other place or time as the parties hereto shall agree. Upon receipt by the Indenture Trustee on the Closing Date of the full amount of the Owner Participant's Commitment and the Loan Participant's Commitment in respect of the Units delivered on the Closing Date, TILC shall pursuant to the Transfer and Assignment Agreement deliver the Units described on Schedule 1 hereto to the Lessee by delivery of the TILC Bill of Sale and shall make an assignment of the Existing Equipment Sub leases to the Lessee by delivery of the TILC Assignment, and immediately thereafter, (i) the Indenture Trustee, on behalf of the Owner Trustee, shall, subject to the conditions set forth in Sections 4.1, 4.2 and 4.3 having been fulfilled to the satisfaction of the Participants or waived by the Participants, pay to the Lessee from the funds then held by it, in immediately available funds, an amount equal to the Total Equipment Cost for the Units delivered on the Closing Date, (ii) the Lessee shall pay to TILC pursuant to the Transfer and Assignment Agreement an amount equal to the Total Equipment Cost for the Units delivered on the Closing Date, (iii) the Lessee shall deliver the Units described on Schedule 1 hereto by delivery of the Bill of Sale, (iv) the Owner Trustee shall, pursuant to the Lease, lease and deliver the




                                          Participation Agreement (TRLI 2001-1C)

Units listed on Schedule 1 hereto to the Lessee, and the Lessee, pursuant to the Lease, shall accept delivery of the Units described on Schedule 1 hereto under the Lease, such lease, delivery and acceptance of such Units under the Lease shall be conclusively evidenced by the execution and delivery by the Lessee and the Owner Trustee of the Lease Supplement covering the Equipment so delivered as described in Schedule 1 and (v) the Owner Trustee shall execute and deliver the Equipment Note relating to such Lease Supplement to the Loan Participant. Each of the Lessee, the Owner Participant, the Owner Trustee, TILC, the Loan Participant and the Indenture Trustee hereby agrees to take all actions required to be taken by it in connection with the Closing as contemplated by this Section 2.3(b).

     Section 2.4 Owner Participant's Instructions to the Owner Trustee; Satisfaction of Conditions.

         (a) The Owner Participant agrees that the making available to the Indenture Trustee of the amount of the Owner Participant's Commitment for the Units delivered on the Closing Date in accordance with the terms of this Section 2 shall constitute, without further act, authorization and direction by the Owner Participant to the Owner Trustee, subject, on the Closing Date, to the conditions set forth in Sections 4.1 and 4.3 having been fulfilled to the satisfaction of the Owner Participant or waived by the Owner Participant, to take the actions specified in Section 2.04 of the Trust Agreement with respect to the Units on the Closing Date.

         (b) The Owner Participant agrees that the authorization by the Owner Participant or its counsel to the Indenture Trustee to release to the Lessee the Owner Participant's Commitment with respect to the Units delivered on the Closing Date shall constitute, without further act, notice and confirmation that all conditions to closing set forth in Sections 4.1 and 4.3 were either met to the satisfaction of the Owner Participant or, if not so met, were waived by the Owner Participant.

         (c) The Loan Participant agrees that the authorization by the Loan Participant or its counsel to the Indenture Trustee to release to the Lessee the Loan Participant's Commitment with respect to the Units delivered on the Closing Date shall constitute, without further act, notice and confirmation that all conditions to closing set forth in Sections 4.1 and 4.2 were either met to the satisfaction of the Loan Participant or, if not so met, were waived by the Loan Participant.

     Section 2.5  Expenses.

         (a) If the Owner Participant shall have made its investment provided for in Section 2.2 and the transactions contemplated by this Agreement are consummated, either the Owner Participant will promptly pay, or the Owner Trustee will promptly pay, with funds the Owner Participant hereby agrees to pay (which,


                                          Participation Agreement (TRLI 2001-1C)
together with the Owner Participant's Commitment, shall not exceed the amount set forth in the second sentence of Section 2.2(a)) to the Owner Trustee, the following (collectively referred to as the "Transaction Costs") if evidenced by an invoice delivered to the Owner Participant within four (4) months after the Closing Date and approved by the Lessee and the Owner Participant (such approval not to be unreasonably withheld or delayed):


            (i) the cost of reproducing, printing and filing the Operative Agreements, the Equipment Note, the Pass Through Documents and all amendments and supplements to the foregoing, including all costs and fees in connection with the initial filing and recording of the Lease, the Indenture and any other document required to be filed or recorded pursuant to the provisions hereof or of any other Operative Agreement and the fees and expenses of the Rating Agency in connection with the rating of the Pass Through Certificates;

            (ii) the reasonable out-of-pocket expenses of the Owner Participant and the reasonable fees of Winston & Strawn, special counsel for the Owner Participant, plus disbursements, for their services rendered in connection with the negotiation, execution and delivery of this Agreement and the other Operative Agreements;

            (iii) the reasonable out-of-pocket expenses of the Collateral Agent and the Equity Collateral Agent and the reasonable fees and expenses of Andrews & Kurth L.L.P., special counsel for the Collateral Agent and Equity Collateral Agent, for their services rendered in connection with the negotiation, execution and delivery of the Operative Agreements;

            (iv) the reasonable fees and expenses of Skadden, Arps, Slate, Meagher & Flom (Illinois), special counsel for TILC, the Lessee and TRMI, for their services rendered in connection with the preparation of documentation, negotiation, execution and delivery of this Agreement and the other Operative Agreements;

            (v) the reasonable fees and expenses of Vinson & Elkins L.L.P., special counsel for the Initial Purchasers, for their services rendered in connection with the preparation of documentation, negotiation, execution and delivery of the Pass Through Documents, this Agreement and the other Operative Agreements;

            (vi) the reasonable fees and expenses of (x) Alvord & Alvord, special STB counsel and (y) McCarthy Tetrault, special Canadian rail counsel;



                                          Participation Agreement (TRLI 2001-1C)

            (vii) the reasonable fees and expenses of Bingham Dana LLP, special counsel for the Owner Trustee, for their services rendered in connection with the negotiation, execution and delivery of this Agreement and the other Operative Agreements;

            (viii) the reasonable fees and expenses of Schwartz, Cooper, Greenberger & Krauss, special counsel for the Indenture Trustee and the Pass Through Trustee, for their services rendered in connection with the negotiation, execution and delivery of the Pass Through Documents, this Agreement and the other Operative Agreements;

            (ix) the reasonable fees and expenses payable to the Arranger for its services rendered as advisor to the Lessee;

            (x) the initial fees and reasonable out-of-pocket expenses of the Owner Trustee;

            (xi) the initial fees and reasonable out-of-pocket expenses of the Indenture Trustee;

            (xii) the initial fees and reasonable out-of-pocket expenses of the Pass Through Trustee;

            (xiii) the reasonable fees of Rail Solutions, Inc. (which fees shall in no event exceed $10,000.00 in the aggregate in respect of the amounts payable hereunder), plus disbursements, for their services rendered in connection with delivering the Appraisal required by Section 4.3(a) and for other consulting services;

            (xiv) [intentionally omitted];

            (xv) the costs incurred in connection with any adjustment pursuant to Section 2.6(a); and

            (xvi) all costs and fees in connection with the qualification of the Pass Through Certificates under federal or state securities laws or Blue Sky laws in accordance with the provisions of the Certificate Purchase Agreement.

         Except as expressly provided above, Transaction Costs shall not include internal costs and expenses such as salaries and overhead of whatsoever kind or nature of, or costs incurred by, parties to this Agreement pursuant to arrangements with third parties for services (other than those expressly referred to above).



                                          Participation Agreement (TRLI 2001-1C)

         (b) Upon the consummation of the transactions contemplated by this Agreement, the Lessee agrees to be responsible for, and will pay when due as Supplemental Rent: (i) the reasonable expenses (including reasonable legal fees and expenses) of the Owner Trustee, the Indenture Trustee, the Participants and the Certificateholders (but only to the extent their consent or approval is required under the Operative Agreements in connection with such supplements, amendments, modifications, alterations, waivers or consents described below) incurred subsequent to the delivery of the Equipment on the Closing Date, in connection with any supplements, amendments, modifications, alterations, waivers or consents (whether or not consummated) of any of the Operative Agreements which are either (1) requested by the Lessee or (2) required by any applicable law or regulation (other than laws or regulations solely relating to the business of the Lessor, the Indenture Trustee, the Trust Company, the Pass Through Trustee, the Initial Purchasers, the Collateral Agent, the Equity Collateral Agent, any Participant or any Certificateholder) or (3) entered into in connection with, or as a result of, a Lease Default or (4) required pursuant to the terms of the Operative Agreements (including such reasonable expenses incurred in connection with any adjustment pursuant to Section 2.6), (ii) the ongoing fees of the Owner Trustee under the Trust Agreement; (iii) the ongoing fees of the Indenture Trustee under the Operative Agreements, (iv) the ongoing fees of the Collateral Agent under the Collateral Agency Agreement and the ongoing fees of the Equity Collateral Agent under the Equity Collateral Security Agreement, (v) the ongoing fees of the Pass Through Trustee under the Pass Through Trust Agreement and (vi) the ongoing fees of the Deposit Account Bank under the Blocked Account Agreement; provided that, the fees referred to in clauses (iv) and (vi) immediately above shall be allocated between the transactions contemplated hereby and the transactions contemplated by the Other Participation Agreements on a pro rata basis based on the aggregate commitments of the Participants hereunder as compared with the aggregate commitments of the participants under the Other Participation Agreements.

         (c) If the transactions contemplated hereby are not consummated as a result of a default by the Owner Participant in its obligations to consummate the transactions contemplated hereby, the Owner Participant shall pay those Transaction Costs referred to in Sections 2.5(a)(ii) and (xiii) above and the Lessee shall pay the remainder. If the transactions contemplated hereby are not consummated due to any other reason, the Lessee shall pay all Transaction Costs.

         (d) Notwithstanding the foregoing provisions of this Section 2.5, the Lessee shall have no liability for (i) any costs or expenses relating to any voluntary transfer of the Owner Participant's interest in the Equipment pursuant to Section 6.1 other than during the continuance of a Lease Event of Default and no such costs or expenses shall constitute Transaction Costs, (ii) any costs or expenses



                                          Participation Agreement (TRLI 2001-1C)
relating to any voluntary transfer of any Loan Participant's interest in the Equipment Note and (iii) any costs or expenses relating to any voluntary transfer of any Certificateholder's interest in the Pass Through Certificates, and in each case no such costs or expenses shall constitute Transaction Costs.

         (e) To the extent Transaction Costs exceed 1.94% of the Total Equipment Cost, Lessee shall pay the Transaction Costs specified in Sections 2.5(a) (iv) and (ix) above up to an amount equal to the amount of such excess.

    Section 2.6 Calculation of Adjustments to Basic Rent, Stipulated Loss Value and Termination Value; Confirmation and Verification.


         (a) Calculation of Adjustments. In the event that (A) the Closing Date is other than December 28, 2001, (B) the actual interest rate on the Equipment
Note is different from the Debt Rate or the amortization of the Equipment Note is different from that set forth on Schedule 5, (C) a refinancing contemplated by Section 10.2 occurs, (D) the actual aggregate Equipment Cost or composition of the Units is different from that set forth on Schedule 1, (E) the actual aggregate amount of Transaction Costs paid pursuant to Section 2.5(a) is other than an amount equal to 1.94% of the Total Equipment Cost, (F) there is any change in, or cost relating to a revision in, the structure of the transaction contemplated hereby as required by the Rating Agency, (G) there is any change in the Code or in the regulations promulgated thereunder or other official administrative pronouncement, which change is enacted or effective after the execution of this Agreement and prior to the Closing Date (provided that the Owner Participant or the Lessee, as the case may be, shall have provided notice to the other prior to the Closing Date), and which change alters or eliminates any tax assumption used in calculating Basic Rent, Stipulated Loss Values, Stipulated Loss Amounts, Termination Values, Termination Amounts, Early Purchase Price, or (H) there is any change in, or cost relating to revision in, the structure of the transaction contemplated hereby as a result of any change in generally accepted accounting principles affecting the accounting treatment of the transaction by the Owner Participant then, in each such case, the Owner Participant shall recalculate the payments or amounts, as the case may be, of Basic Rent, the allocation of Basic Rent, Stipulated Loss Values, Stipulated Loss Amounts, Termination Values, Termination Amounts, Early Purchase Price, Scheduled Amortization and Scheduled Amortization Amount (and the corresponding Rated Amortization and Rated Amortization Amount), (i) to preserve the Net Economic Return that the Owner Participant would have realized had such event not occurred, and (ii) to minimize to the greatest extent possible, consistent with the foregoing clause (i), the present value (discounted monthly at an interest rate per annum equal to the Debt Rate) of the sum of the payments of Basic Rent to the Early Purchase Date and the Early Purchase Price; provided, however, that in no event shall the Early Purchase Price be less than the expected fair market value of the Equipment on


                                          Participation Agreement (TRLI 2001-1C)
the Early Purchase Date and the Basic Term Expiration Date, respectively, as determined by the Appraisal. Any such recalculation performed due to the occurrence of any one or more of the events described in clause (A), (B), (D),
(E), (F), (G) or (H) above shall be made prior to the Closing Date. In performing any such recalculation and in determining the Owner Participant's Net Economic Return, the Owner Participant shall utilize the same methods and assumptions originally used in making the computations of Basic Rent, Stipulated Loss Values, Stipulated Loss Amounts, Termination Values, Termination Amounts and Early Purchase Price initially set forth in Schedules 3-A, 3-B, 4-A, 4-B and 6 (other than those assumptions changed as a result of any of the events described in clauses (A) through (H) of the preceding sentence necessitating such recalculation; it being agreed that such recalculation shall reflect solely any changes of assumptions or facts resulting directly from the event or events necessitating such recalculation). Such adjustments shall comply (to the extent the original structure complied) with Section 467 of the Code and the requirements of Sections 4.02(5), 4.07(1) and (2) of Revenue Procedure 2001-28 calculated, except in the case of a refinancing pursuant to Section 10.2, without taking into account any change after the Closing Date in or to Section 467 of the Code (and any regulations thereunder).

         (b) Confirmation and Verification. Upon completion of any recalculation described in Section 2.6(a), a duly authorized officer of the Owner Participant shall provide a certificate to the Lessee either (x) stating that the amounts of Basic Rent, Stipulated Loss Values, Stipulated Loss Amounts, Termination Values, Termination Amounts and Early Purchase Price as are then set forth in Schedules 3-A, 3-B, 4-A, 4-B and 6 do not require change, or (y) setting forth such adjustments to the amounts of Basic Rent, Stipulated Loss Values, Stipulated Loss Amounts, Termination Values, Termination Amounts or Early Purchase Price as have been calculated by the Owner Participant in accordance with Section 2.6(a). Such certificate shall describe in reasonable detail the basis for any such adjustments, and any such adjustment and corresponding adjustments to the Stipulated Loss Values, Termination Values and Early Purchase Price will be computed on a basis consistent with that used by the Owner Participant in the original calculation of Basic Rent. Any such adjustment shall be deemed approved upon notice of such approval by the Lessee to the Owner Participant or on the thirty-first (31st) day following delivery of such certificate by the Owner Participant to the Lessee unless the Lessee, prior to such day, requests verification pursuant to the following sentence, and shall become effective, in the case of adjustments made pursuant to clause (A), (B), (D), (E), (F), (G) or
(H) of the first sentence of Section 2.6(a), as of the earlier of (i) the first Rent Payment Date and (ii) the date the Lessee approves or has been deemed to have approved such adjustment, and, in the case of an adjustment made pursuant to clause (C) of the first sentence of Section 2.6(a), as of the date of the refinancing. If the Lessee shall so request, the recalculation of any such adjustments described in this Section 2.6 shall be verified by a nationally recognized firm of independent



                                          Participation Agreement (TRLI 2001-1C)
accountants selected by the Owner Participant and reasonably acceptable to the Lessee, and any such recalculation of such adjustment as so verified shall be binding on the Lessee and the Owner Participant. Such accounting firm shall be requested to make its determination within 30 days. The Owner Participant shall provide to a representative of such accounting firm, on a confidential basis, such information as it may reasonably require, including the original assumptions used by the Owner Participant and the methods used by the Owner Participant in the original calculation of, and any recalculation of, Basic Rent, Stipulated Loss Values, Stipulated Loss Amounts, Termination Values, Termination Amounts, Early Purchase Price, Scheduled Amortization and Scheduled Amortization Amount (and the corresponding Rated Amortization and Rated Amortization Amount) and such other information as is necessary to determine whether the computation is accurate and in conformity with the provisions of this Agreement, provided that in no event shall the Owner Participant have any obligation to provide the Lessee with any such information; and provided, further, that the Owner Participant shall have no obligation to disclose to the Lessee, such accounting firm or any other Person, or to permit the Lessee, such accounting firm or any other Person, to examine any federal, state or local income tax returns of the Owner Participant, or books or accounting records related thereto, for any taxable year. Subject to the immediately following sentence, the costs of such verification shall be borne by the Lessee. If such accounting firm's verification shall result in a decrease in the net present value (expressed as a percentage of Total Equipment Cost, discounted monthly at a rate per annum equal to the Debt Rate) of the sum of the Basic Rent to the Early Purchase Date and the Early Purchase Price, calculated as of the Closing Date, as compared to the net present value of the sum of the Basic Rent to the Early Purchase Date and the Early Purchase Price, proposed by the Owner Participant, by more than the greater of (i) ten basis points or (ii) 5% of the proposed adjustment, then the Owner Participant agrees to reimburse the Lessee for any amounts paid for such verification. Any revised adjustment resulting from such verification shall become effective on the next Rent Payment Date after such verification has been concluded (except that, in the case of an adjustment pursuant to clause (C) of the first sentence of Section 2.6(a), such adjustment shall be effective as of the date of the refinancing), and shall take into account any underpayment or overpayment, together with interest thereon at the Debt Rate, resulting from an earlier effective ness of the original calculation.

         (c) Compliance. Notwithstanding the foregoing, any adjustment made to the payments of Basic Rent, Stipulated Loss Amounts, Termination Amounts or Early Purchase Price, pursuant to the foregoing, shall comply with the following requirements: (i) each installment of Basic Rent, as so adjusted, under any circumstances and in any event, will be in an amount at least sufficient for the Owner Trustee to pay in full as of the due date of such installment any payment of principal of and interest on the Equipment Note required to be paid on the due date of such installment of Basic Rent in accordance with the Scheduled Amortization, and (ii)



                                          Participation Agreement (TRLI 2001-1C)

Stipulated Loss Amount, Termination Amount and Early Purchase Price, as so adjusted, under any circumstances and in any event, will be an amount which, together with any other amounts required to be paid by the Lessee under the Lease in connection with an Event of Loss or a termination of the Lease, as the case may be, will be at least sufficient to pay in full, as of the date of payment thereof, the aggregate unpaid principal of and all unpaid interest on the Equipment Note in accordance with the Scheduled Amortization accrued to the date on which Stipulated Loss Amount, Termination Amount or Early Purchase Price, as the case may be, is paid in accordance with the terms of the Lease.

         (d) Invoices. All invoices in respect of Transaction Costs to the extent not delivered on the Closing Date shall be directed to the Owner Participant at the address set forth in Section 10.4, with a copy to the Lessee.


     Section 2.7  Postponement of Closing Date.

         (a) If for any reason whatsoever the Closing is not consummated on the Closing Date provided for pursuant to Section 2.3 (the "Scheduled Closing Date"), the Closing shall be deemed postponed to the next Business Day or to such other Business Day on or prior to December 31, 2001 as the Lessee shall specify by facsimile or telephonic (confirmed in writing) notice to the Owner Participant, the Indenture Trustee, the Owner Trustee, the Pass Through Trustee and the Initial Purchasers, in which case the Participants will keep their funds available, provided that the notice of postponement shall be received by each party no later than 4:30 p.m.,Chicago time, on the originally scheduled Closing Date, and the term "Closing Date" as used in this Agreement shall mean the postponed "Closing Date."

         (b) If the closing fails to occur on the Scheduled Closing Date, the Indenture Trustee shall promptly return to each Participant that makes funds avail able to it in accordance with this Section 2 such funds, together with interest or income earned thereon.

         (c) If the Closing fails to occur on the Scheduled Closing Date and funds are not returned to each Participant that made funds available by the Indenture Trustee as provided by Section 2.7(b) above, the Indenture Trustee shall, if so instructed by the Lessee in the facsimile or telephonic (confirmed in writing) notice from the Lessee (which notice shall specify the Specified Investments to be purchased), use reasonable best efforts to invest, at the risk of the Lessee (except as provided below with respect to the Indenture Trustee's gross negligence or willful misconduct), the funds received by the Indenture Trustee from the Participants in Specified Investments in accordance with the Lessee's instructions. Any such Specified Investments purchased by the Indenture Trustee upon instructions from the Lessee shall be held in trust by the Indenture Trustee (but not as part of the Indenture



                                          Participation Agreement (TRLI 2001-1C)

Estate under the Indenture) for the benefit of the Participants that provided such funds. In order to obtain funds for the payment of the Equipment Cost for the Units on the Closing Date or to return funds to the Participants pursuant to
Section 2.7(b), the Indenture Trustee is authorized to sell any Specified Investments purchased as aforesaid. The Indenture Trustee shall not be liable for failure to invest such funds or for any losses incurred on such investments except for losses resulting from its own willful misconduct or gross negligence.

         (d) If the Closing fails to occur on the Scheduled Closing Date, unless the Indenture Trustee returns all funds to the Participants by 2:00 p.m., Chicago time, on the Scheduled Closing Date, the Lessee shall reimburse each Participant that has made funds available pursuant to this Section 2 for the loss of the use of its funds an amount equal to the excess, if any, of (x) interest on such funds at the Debt Rate for the period from and including the Scheduled Closing Date to but excluding the actual Closing Date or, if earlier, the day on which such Participant's funds are returned if such return is made by 2:00 p.m., Chicago time (or to but excluding the next following Business Day if such return is not made by such time); provided that with respect to the Owner Participant such period shall in any case be at least one day, unless the Owner Participant shall have received, prior to 12:00 noon (Chicago time) on the Business Day preceding the Scheduled Closing Date, a notice of postponement of the Scheduled Closing Date pursuant to Section 2.7(a), over (y) any amount paid to such Participant in respect of interest or income earned by the Indenture Trustee on such funds pursuant to Section 2.7(c) above.

         (e) If the Closing fails to occur on the Scheduled Closing Date, the Lessee shall, on the Closing Date or on the date funds are required to be returned to the Participants pursuant to Section 2.7(b) above, reimburse the Indenture Trustee, for the benefit of the Participants that provided funds which are invested by the Indenture Trustee pursuant to this Section 2.7 for any losses incurred on such investments (except with respect to any Participant, if the Closing failed to occur as a result of default by such Participant, or with respect to the Owner Participant, as result of default of the Owner Trustee (acting pursuant to instructions from the Owner Participant)). All income and profits on the investment of such funds shall be for the respective accounts of such Participants, and the Indenture Trustee shall not be liable for failure to invest such funds or for any losses incurred on such investments, except for its willful misconduct or gross negligence.

         (f) Notwithstanding the provisions of Section 2.7(a), the Participants shall not be under any obligation to make their respective commitments available beyond 2:00 p.m. (Chicago time) on December 31, 2001.


                                          Participation Agreement (TRLI 2001-1C)

SECTION 3.  REPRESENTATIONS AND WARRANTIES.

     Section 3.1 Representations and Warranties of the Trust Company. Trust Company, in its individual capacity (except with respect to clauses (c), (k) and (m) (to the extent applicable to Trust Company in its capacity as Owner Trustee) below) and as Owner Trustee with respect to clauses (c), (f) and (k) (to the extent applicable to Trust Company in its capacity as Owner Trustee) below, represents and warrants to each of the Owner Participant, the Indenture Trustee, the Pass Through Trustee, TILC, TRMI and the Lessee, notwithstanding the provisions of Section 10.13 or any similar provision in any other Operative Agreement, that, as of the date hereof:

         (a) Trust Company (i) is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States of America, (ii) has the full corporate power, authority and legal right under the laws of the State of Connecticut and the United States pertaining to its banking, trust and fiduciary powers to carry on its business as now conducted and execute, deliver and perform its obligations hereunder and under the Trust Agreement and (iii) assuming due authorization, execution and delivery of the Trust Agreement by the Owner Participant, has full power and authority, as Owner Trustee and/or, to the extent expressly provided herein or therein, in its individual capacity, to execute, deliver and perform its obligations under each of the Owner Trustee Agreements;

         (b) (i) Trust Company has duly authorized, executed and delivered the Trust Agreement, (ii) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, Trust Company in its trustee capacity and, to the extent expressly provided therein, in its individual capacity, has, or on or prior to the Closing Date will have, duly authorized, executed and delivered each of the other Owner Trustee Agreements and, as of the Closing Date, the Equipment Note, the Lease Supplement and the Indenture Supplement to be delivered on the Closing Date, (iii) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, the Trust is a Connecticut statutory trust duly organized and validly existing in good standing under the laws of the State of Connecticut and
(iv) the Trust Agreement constitutes a legal, valid and binding obligation of Trust Company enforceable against it in accordance with the terms thereof except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

         (c) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, each of the Owner Trustee Agreements (other than the Trust Agreement) to which it is a party constitutes, or when entered into will constitute, a legal, valid and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other


                                          Participation Agreement (TRLI 2001-1C)
similar laws affecting the rights of creditors generally and by general principles of equity;

         (d) neither the execution and delivery by Trust Company or Owner Trustee, as the case may be, of the Owner Trustee Agreements or the Equipment Note to be delivered on the Closing Date, nor the consummation by Trust Company or Owner Trustee, as the case may be, of any of the transactions contemplated hereby or thereby, nor the compliance by Trust Company or Owner Trustee, as the case may be, with any of the terms and provisions hereof and thereof, (i) requires or will require any approval of its stockholders, or approval or consent of any trustees or holders of any indebtedness or obligations of it in its individual capacity, or (ii) violates or will violate its articles of association or bylaws, or contravenes or will contravene any provision of, or constitutes or will constitute a default under, or results or will result in any breach of, any indenture, mortgage, chattel mortgage, deed of trust, conditional sale contract, bank loan or credit agreement, license or other agreement or instrument to which Trust Company is a party or by which it or any of its properties may be bound or affected, or contravenes or will contravene any law, governmental rule or regulation of the United States of America or the State of Connecticut governing the banking, trust or fiduciary powers of Trust Company, or any judgment or order applicable to or binding on it;

         (e) there are no Taxes payable by Trust Company or the Owner Trustee, imposed by the State of Connecticut or any political subdivision thereof in connection with the execution and delivery by Trust Company of the Trust Agreement, and, as Trust Company or Owner Trustee, as the case may be, of this Agreement, the other Owner Trustee Agreements (other than the Trust Agreement) or the Equipment Note to be delivered on the Closing Date solely because Trust Company is a national banking association with its principal place of business in Connecticut and performs certain of its duties as Owner Trustee in the State of Connecticut; and there are no Taxes payable by Trust Company or the Owner Trustee, as the case may be, imposed by the State of Connecticut or any political subdivision thereof in connection with the acquisition of its interest in the Equipment (other than franchise or other taxes based on or measured by any fees or compensation received by Trust Company or the Owner Trustee for services rendered in connection with the transactions contemplated hereby) solely because Trust Company is a national banking association with its principal place of business in Connecticut and performs certain of its duties as Owner Trustee in the State of Connecticut;

         (f) there are no pending or, to its knowledge, threatened actions or proceedings against Trust Company or the Owner Trustee, before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of Trust Company or the Owner



                                          Participation Agreement (TRLI 2001-1C)

Trustee, as the case may be, to perform its obligations under the Trust Agreement, the other Owner Trustee Agreements or the Equipment Note to be delivered on the Closing Date;

         (g) both its chief executive office, and the place where its records concerning the Equipment and all its interest in, to and under all documents relating to the Trust Estate, are located in Hartford, Connecticut, and Trust Company agrees to give the Owner Participant, the Indenture Trustee and the Lessee written notice within 30 days following any relocation of said chief executive office or said place from its present location;

         (h) no consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Connecticut state or local governmental authority or agency or any United States federal governmental authority or agency regulating the banking or trust powers of Trust Company is required for the execution and delivery of, or the carrying out by, Trust Company or the Owner Trustee, as the case may be, of any of the transactions contemplated hereby or by the Trust Agreement or of any of the transactions contemplated by any of the other Owner Trustee Agreements, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken;

         (i) on the Closing Date, the Owner Trustee's right, title and interest in and to the Equipment delivered on the Closing Date shall be free and clear of any Lessor's Lien attributable to Trust Company;

         (j) proceeds received by the Owner Trustee from the Owner Participant pursuant to the Trust Agreement will be administered by it in accordance with
Article III of the Trust Agreement;

         (k) the Owner Trustee shall receive from the Lessee such title as was conveyed to it by the Lessee, subject to the rights of the Owner Trustee and the Lessee under the Lease and the Lien created pursuant to the Indenture and the Indenture Supplement in respect of the Equipment delivered on the Closing Date, and there will be no Lessor's Liens attributable to the Owner Trustee on the Equipment or any interest therein or on the Trust Estate;

         (l) to its knowledge, no Indenture Default has occurred and is continuing; and

         (m) the Owner Trustee is not engaged in the business of extending credit for the purposes of purchasing or carrying margin stock, and no proceeds of the Equipment Note or the Owner Participant's Commitment as contemplated by



                                          Participation Agreement (TRLI 2001-1C)
this Agreement and the other Operative Agreements will be used by the Owner Trustee for a purpose which violates, or would be inconsistent with, Section 7 of the Securities Exchange Act of 1934, as amended, or Regulations T, U and X of the Federal Reserve System. Terms for which meanings are provided in Regulations T, U and X of the Federal Reserve System or any regulations substituted therefor, as from time to time in effect, are used in this Section 3.1(m) with such meanings.

     Section 3.2 Representations and Warranties of the Lessee. The Lessee represents and warrants to the Owner Trustee, the Indenture Trustee and the Participants, as of the date hereof:

         (a) as to organization, powers and partnership organizational documents:

            (i) the Lessee is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Texas, is duly licensed or qualified and in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its ability to carry on its business as now conducted or to enter into and perform its obligations under the Lessee Agreements, is a special purpose limited partnership organized to enter into the transactions contemplated by this Agreement, the Lessee Agreements, the Lessee Agreements (as defined in each Other Participation Agreement), the Pass Through Documents to which it is a party and the Other Pass Through Documents to which it is a party, has the limited partnership power and authority to sell the Equipment described on
Schedule 1 hereto to the Owner Trustee and to assign the Existing Equipment Subleases, as contemplated by this Agreement, to pledge the Equity Collateral to the Equity Collateral Agent as contemplated hereunder and under the Equity Collateral Security Documents, and had the limited partnership power and authority to pledge the Pledged Equipment to the Collateral Agent and to assign the Existing Pledged Equipment Leases, as contemplated by the Participation Agreement TRLI 2001-1A, and to carry on its business as now conducted, has the requisite limited partnership power and authority to execute, deliver and perform its obligations under the Lessee Agreements and has conducted no business or operations prior to the date hereof (other than those associated with its organization and capitalization or as contemplated by the Operative Agreements or the Other Operative Agreements);

            (ii) the General Partner is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to execute, deliver and perform its obligations under the Partnership Agreement and each other organizational document of the Partnership to which the General Partner is a party;



                                          Participation Agreement (TRLI 2001-1C)

            (iii) the Limited Partner is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to execute, deliver and perform its obligations under the Partnership Agreement and each other organizational document of the Partnership to which the Limited Partner is a party;

            (iv) the General Partner and the Limited Partner are the only partners of the Partnership;

            (v) the execution, delivery and performance by each Partner of the Partnership Agreement and each other organizational document of the Partner ship to which such Partner is a party (A) have been duly authorized by all requisite limited liability company or member action of such Partner and (B) did not and do not (x) violate (i) any provision of law, statute, rule or regulation, or of the certificate of formation or limited liability company agreement or other constitutive documents of such Partner, (ii) any order of any governmental authority or (iii) any provision of any indenture, agreement or other instrument to which such Partner is a party or by which it or any of its property is or may be bound, (y) conflict with, result in a breach of or constitute (alone or with notice, or lapse of time or both) a default under any such indenture, agreement or other instrument or (z) result in the creation or imposition of any Lien upon any property or assets of such Partner;

            (vi) each of the Partnership Agreement and each other organizational document of the Partnership has been duly executed and delivered by each party thereto and constitutes a legal, valid and binding obligation of each such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

         (b) each of the Lessee Agreements and the Pass Through Documents to which the Lessee is a party has been duly authorized by all necessary limited partnership action of the Lessee and, if required, limited liability company action of each Partner, this Agreement has been duly executed and delivered (and in the case of the other Lessee Agreements, such other Lessee Agreements will on the Closing Date have been duly executed and delivered) by the General Partner in its capacity as the general partner of the Lessee, and constitutes (and in the case of the other Lessee Agreements, such other Lessee Agreements will on the Closing Date constitute) the legal, valid and binding obligations of the Lessee (assuming the due authorization, execution and delivery by each other party thereto), enforceable against the Lessee in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;



                                          Participation Agreement (TRLI 2001-1C)

         (c) the execution, delivery and performance by the Lessee of each Lessee Agreement and each Pass Through Document to which Lessee is a party and compliance by the Lessee with all of the provisions thereof do not and will not contravene any law or regulation, or any order of any court or governmental authority or agency applicable to or binding on the Lessee or any of its properties, or contravene the provisions of, or constitute a default by the Lessee under, or result in the creation of any Lien (except for Permitted Liens) upon the property of the Lessee under its organizational documents or any indenture, mortgage, contract or other agreement or instrument to which the Lessee is a party or by which the Lessee or any of its properties may be bound or affected;

         (d) there are no proceedings pending or, to the knowledge of the Lessee, threatened against the Lessee or any Partner in any court or before any governmental authority or arbitration board or tribunal. The Lessee and each Partner are not subject to any order of any court or governmental authority or arbitration board or tribunal;

         (e) the unaudited balance sheet of the Lessee as of the Closing Date fairly presents, in conformity with generally accepted accounting principles applied on a pro forma basis, the pro forma financial position of the Lessee as of such date;

         (f) no consent, approval or authorization of, or filing, registration or qualification with, or the giving of notice to, any trustee or any holder of indebted ness of the Lessee or any governmental authority on the part of the Lessee is required in the United States or Canada in connection with the execution and delivery by the Lessee of the Lessee Agreements or in order for the Lessee to perform its obligations thereunder in accordance with the terms thereof, other than (i) notices required to be filed with the STB and the Registrar General of Canada as described in Section 3.2(g), which notices shall have been filed on the Closing Date, (ii) as may be required under existing laws, ordinances, governmental rules and regulations to be obtained, given, accomplished or renewed at any time after the Closing Date in connection with the operation and maintenance of the Equipment, the Pledged Equipment and the Subleases and the Pledged Equipment Leases in accordance with the Operative Agreements which are routine in nature and are not normally applied for prior to the time they are required, and which the Lessee has no reason to believe will not be timely obtained, (iii) as may be required under the Operative Agreements in connection with any refinancing of the Equipment Notes, (iv) as may be required under the Operative Agreements in consequence of any transfer of the Beneficial Interest or any transfer of ownership of the Equipment or the Pledged Equipment and (v) filing and recording to perfect the Liens under the Indenture, the Collateral



                                          Participation Agreement (TRLI 2001-1C)

Agency Agreement and the Equity Collateral Security Agreement as required thereunder;

         (g) the Lease, the Lease Supplement, the Indenture and the Indenture Supplement (each in respect of the Units delivered on the Closing Date), the Collateral Agency Agreement (or a memorandum with respect to any or all of such documents), the TILC Bill of Sale, the Bill of Sale, the TILC Assignment and the Assignment will on or before the Closing Date be duly filed with the STB pursuant to 49 U.S.C. Section 11301 and deposited with the Registrar General of Canada pursuant to Section 105 of the Canada Transportation Act, and such filing with the STB pursuant to 49 U.S.C. Section 11301 and such deposit with the Registrar General of Canada will under the laws of the United States and Canada perfect the Owner Trustee's, the Indenture Trustee's and the Collateral Agent's rights in such Operative Agreements and in the Units described on Schedule 1 hereto and the Pledged Units and no other filing, recording or deposit with, or giving of notice to any other U.S. federal, state or local government or Canadian national or provincial government or agency thereof, or any other action, is necessary in order to protect the rights of the Owner Trustee, the Indenture Trustee and the Collateral Agent in such Operative Agreements or in such Units in the United States, any state thereof or the District of Columbia or Canada or any province thereof;

         (h) the Equipment described on Schedule 1 hereto is covered by the insurance required by Section 12 of the Lease and the Pledged Equipment is covered by the insurance required by Section 6.4 of the Collateral Agency Agreement, and all premiums due prior to the Closing Date in respect of such insurance shall have been paid in full and such insurance is in full force and effect;

         (i) (x) no Lease Default has occurred and is continuing and, to the knowledge of the Lessee, no Event of Loss, Pledged Unit Event of Loss or event which, with the giving of notice, the passage of time or both, would constitute an Event of Loss or a Pledged Unit Event of Loss, has occurred; (y) no Lease Default (as defined in the Lease Agreement TRLI 2001-1A) has occurred and is continuing and (z) no Lease Default (as defined in the Lease Agreement TRLI 2001-1B) has occurred and is continuing;

         (j) neither the Lessee nor any Partner is an "investment company" or an "affiliated person" of an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

         (k) the acquisition by the Owner Participant of the Beneficial Interest for its own account will not constitute a prohibited transaction within the meaning of Section 4975(c)(1)(A) through (D) of the Code or Section 406(a)(1)(A) through (D) of ERISA. The representation made by the Lessee in the preceding



                                          Participation Agreement (TRLI 2001-1C)
clause is made in reliance upon and subject to the accuracy of the representation of the Owner Participant in Section 3.5(h) and the accuracy of the representation of the Initial Purchasers set forth in Section 4(e) of the Certificate Purchase Agreement;

         (l) on the Closing Date, (i) the Lessee shall have and shall pursuant to the Bill of Sale relating to the Equipment described on Schedule 1 hereto convey to the Owner Trustee, all legal and beneficial title to such Equipment free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) below with respect to the Existing Equipment Subleases and in clauses (iii), (iv) and (v) of the definition thereof), and such conveyance will not be void or voidable under any applicable law; (ii) the Lessee shall have, and the Assignment to be delivered on the Closing Date shall assign to the Owner Trustee, all legal and beneficial title to the Existing Equipment Subleases, free and clear of all Liens (other than in each case Permitted Liens of the type described in clauses (iii), (iv) and (v) of the definition thereof), and such assignment will not be void or voidable under any applicable law; (iii) all of the Units delivered on the Closing Date are subject to sublease by Sublessees under the Existing Equipment Subleases on rental and other terms which are no different, taken as a whole, from those for similar railcars in the rest of the TILC Fleet; and (iv) the Lessee has all legal and beneficial title to the Pledged Equipment and the Pledged Equipment Leases free and clear of all Liens (other than Permitted Liens of the type described in clauses (ii), (iii), (iv) and (v) of the definition thereof). In addition, all of the Pledged Units under the Existing Pledged Equipment Leases delivered pursuant to the Pledged Equipment Transfer and Assignment Agreements (x) were, as of the date of the respective Pledged Equipment Transfer and Assignment Agreement, subject to lease by Pledged Equipment Lessees on rental and other terms which were no different, taken as a whole, from those for similar railcars in the rest of the TILC Fleet, as of such date, and (y) as of the Closing Date, are subject to the Existing Pledged Equipment Leases as assigned pursuant to the Pledged Equipment Transfer and Assignment Agreements. As of the Closing Date, the Lessee is not in default under any Existing Pledged Equipment Leases, and, to the best of the Lessee's knowledge, there are no defaults by any Pledged Equipment Lessee thereunder existing as of the Closing Date under the Existing Pledged Equipment Leases, except such defaults as are not material;

         (m) the written information provided by the Lessee or on behalf of the Lessee to the Owner Participant and/or the Loan Participant in each document set forth on Schedule 3.2(m) hereto (with respect to each document set forth in Part I of Schedule 3.2(m), as of the date such information was provided to the Owner Participant and/or the Loan Participant, and with respect to each document set forth in Part II of Schedule 3.2(m), as of the Closing Date) does not contain any untrue statement of a material fact and does not omit a material fact necessary to make the statements contained therein, in light of the circumstances under which they were




                                          Participation Agreement (TRLI 2001-1C)
made, not misleading. The assumptions and related financial information relating to the proposed business and operations of the Lessee and the Partnership Fleet which are contained in the information on Schedule 3.2(m) have been prepared in good faith based upon information that the Lessee deems fair and reasonable, and there are no statements or conclusions therein which are based on or include information known to the Lessee to be misleading in any material respect or which fail to take into account material information known to the Lessee regarding the matters stated therein (with respect to the information set forth in Part I of Schedule 3.2(m), as of the date such statements or conclusions were made to the Owner Participant and/or the Loan Participant, and with respect to the information set forth in Part II of Schedule 3.2(m), as of the Closing
Date). Certain information contained in the information on Schedule 3.2(m) (e.g. statistical information relating to renewal and remarketing of railcars, potential increases in absolute or nominal railcar lease rates, anticipated utilization, and maintenance costs) is based on the historical experience of TILC. Subject to the foregoing, there can be no assurance that past experience will be indicative of future performance with respect to these or other operating and marketing factors set forth in the information on Schedule 3.2(m);

         (n) the Lessee and the Partners are not engaged in the business of extending credit for the purposes of purchasing or carrying margin stock, and no proceeds of the Equipment Note or the Owner Participant's Commitment as contemplated by this Agreement and the other Operative Agreements will be used by the Lessee or any Partner for a purpose which violates, or would be inconsistent with, Section 7 of the Securities Exchange Act of 1934, as amended, or Regulations T, U and X of the Federal Reserve System. Terms for which meanings are provided in Regulations T, U and X of the Federal Reserve System or any regulations substituted therefor, as from time to time in effect, are used in this Section 3.2(n) with such meanings;

         (o) the Lessee is not in violation of any term of any of its organizational documents or any other agreement or instrument to which it is a party or by which it may be bound. The Lessee is in compliance with all laws, ordinances, governmental rules and regulations to which it is subject and the Lessee has obtained all required licenses, permits, franchises and other governmental authorizations material to the conduct of its business;

         (p) on the Closing Date, all sales, use or transfer taxes, if any, due and payable upon the purchase of the Equipment described on Schedule 1 hereto by the Lessee from TILC and by the Owner Trustee from the Lessee and upon the lease thereof by the Owner Trustee to the Lessee and, if applicable, upon the assignment of the Existing Equipment Subleases from TILC to the Lessee and by the Lessee to the Owner Trustee and upon the purchase of the Pledged Equipment by the Lessee from TILC and, if applicable, upon the assignment of the Existing Pledged Equipment



                                          Participation Agreement (TRLI 2001-1C)

Leases from TILC to the Lessee, have been paid or will have been paid or such transactions will then be exempt from any such taxes, and the Lessee will cause any required forms or reports in connection with such taxes to be filed in accordance with applicable laws and regulations. No taxes, fees or other charges in connection with the execution and delivery of the Operative Agreements or the issuance and sale of the Equipment Note to be delivered on the Closing Date are payable;

         (q) no broker's or finder's or placement fee or commission will be payable with respect to the transactions contemplated by the Operative Agreements as a result of any action by the Lessee, except for the fees of the Arranger, which shall be included in Transaction Costs as provided in this Agreement, and the Lessee agrees that it will hold the Participants, the Indenture Trustee, the Pass Through Trustee and the Owner Trustee harmless from any claim, demand or liability for broker's or finder's or placement fees or commission alleged to have been incurred as a result of any action by the Lessee in connection with this transaction;

         (r) (i) each Unit delivered on the Closing Date, taken as a whole, and each major component thereof, complies in all material respects with all applicable laws and regulations, conforms with the specifications for such Unit contained in the Appraisal referred to in Section 4.3(a) hereof (to the extent a copy of such Appraisal or a relevant excerpt therefrom has been delivered to the Lessee) and is substantially complete such that it is ready and available to operate in commercial service and otherwise perform the function for which it was designed; and the railcar identification marks shown on Schedule 1 are the marks presently used on the Units of Equipment set forth on Schedule 1, (ii) on the Closing Date (as defined in the Participation Agreement TRLI 2001-1A), each Pledged Unit, taken as a whole, and each major component thereof, conformed with the specifications for such Pledged Unit contained in the Appraisal referred to in Section 4.3(a) of the Participation Agreement TRLI 2001-1A (to the extent a copy of such Appraisal or a relevant excerpt therefrom had been delivered to the Lessee) and (iii) on the Closing Date, each Pledged Unit, taken as a whole, and each major component thereof, complies in all material respects with all applicable laws and regulations and is substantially complete such that it is ready and available to operate in commercial service and otherwise perform the function for which it had been designed; and the railcar identification marks shown on Schedule 1-A to each Pledged Equipment Transfer and Assignment Agreement are the marks presently used on the Pledged Units except that CFMX 2115 has been remarked to TILX 5660, and CFMX 2118 has been remarked to TILX 5663; and

         (s) neither the Lessee nor any Partner is subject to regulation as a "holding company," an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.



                                          Participation Agreement (TRLI 2001-1C)

     Section 3.3 Representations and Warranties of the Indenture Trustee. The Indenture Trustee represents and warrants to the Owner Participant, the Owner Trustee, the Pass Through Trustee, TILC, TRMI and the Lessee that, as of the date hereof:

         (a) the Indenture Trustee is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States and has the full corporate power, authority and legal right under the laws of the State of Illinois and the United States pertaining to its banking, trust and fiduciary powers to execute, deliver and perform its obligations under each of the Indenture Trustee Agreements;

         (b) the execution, delivery and performance by the Indenture Trustee of each of the Indenture Trustee Agreements have been duly authorized by the Indenture Trustee and will not violate any applicable federal or Illinois law governing its banking or trust powers or its charter documents or bylaws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it or any of its properties may be bound or affected;

         (c) this Agreement has been duly executed and delivered and constitutes, and each of the other Indenture Trustee Agreements, when executed and delivered, will constitute (assuming the due authorization, execution and delivery by each other party thereto) the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

         (d) there are no proceedings pending or, to the knowledge of the Indenture Trustee, threatened, and to the knowledge of the Indenture Trustee there is no existing basis for any such proceedings, against or affecting the Indenture Trustee in or before any court or before any governmental authority or arbitration board or tribunal which, individually or in the aggregate, if adversely determined, might impair the ability of the Indenture Trustee to perform its obligations under the Indenture Trustee Agreements;

         (e) no authorization or approval or other action by, and no notice to or filing with, any stockholder, trustee or holder of indebtedness or any federal or Illinois state governmental authority or regulatory body governing the Indenture Trustee in its trust capacity, is required for the due execution, delivery and performance by the Indenture Trustee of the Indenture Trustee Agreements, except as have been previously obtained, given or taken;



                                          Participation Agreement (TRLI 2001-1C)

         (f) the Indenture Trustee is not in default under any of the Indenture Trustee Agreements; and

         (g) neither the Indenture Trustee, nor any Person authorized to act on behalf of the Indenture Trustee, has directly or indirectly offered any interest in the Trust Estate or the Equipment Note or any security similar to either thereof related to this transaction for sale to, or solicited offers to buy any of the same from, or otherwise approached or negotiated with respect to any of the same with, any Person other than the Pass Through Trustee and the Initial Purchasers.

     Section 3.4 Representations, Warranties and Covenants Regarding Beneficial Interest, Equipment Note and Pass Through Certificates.

         (a) Owner Trustee and Trust Company. Each of the Owner Trustee and the Trust Company represents and warrants to the Lessee, the Indenture Trustee, the Pass Through Trustee, TILC, TRMI and the Owner Participant that, as of the date hereof and as of the Closing Date, except as expressly provided in the Operative Agreements, neither the Owner Trustee, nor the Trust Company nor any Person authorized or employed by the Owner Trustee or the Trust Company as agent or otherwise has directly or indirectly offered or sold any interest in the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof, or in any similar security or lease, the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act.

         (b) Lessee. The Lessee represents and warrants to the Owner Trustee, the Indenture Trustee, the Owner Participant and the Pass Through Trustee that, as of the date hereof and as of the Closing Date, neither the Lessee nor any Person authorized or employed by the Lessee as agent or otherwise has directly or indirectly offered or sold any interest in the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof, the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of
Section 5 of the Securities Act.

         (c) TRMI. TRMI represents and warrants to the Owner Trustee, the Indenture Trustee, the Owner Participant and the Pass Through Trustee that, as of the date hereof and as of the Closing Date, neither TRMI nor any Person authorized or employed by TRMI as agent or otherwise has directly or indirectly offered or sold

                                          Participation Agreement (TRLI 2001-1C)
any interest in the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof, the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act.

         (d) TILC. TILC represents and warrants to the Owner Trustee, the Indenture Trustee, the Owner Participant and the Pass Through Trustee that, as of the date hereof and as of the Closing Date, neither TILC nor any Person authorized or employed by TILC as agent or otherwise has directly or indirectly offered or sold any interest in the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof, the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act.

         (e) Owner Participant. The Owner Participant represents and warrants to the Owner Trustee, the Indenture Trustee, TILC, TRMI, the Lessee and the Pass Through Trustee that, as of the date hereof and as of the Closing Date, neither the Owner Participant nor any Person authorized or employed by the Owner Participant as agent or otherwise has directly or indirectly offered or sold any interest in the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof, or in any similar security or lease, the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act.

         (f) Pass Through Trustee. The Pass Through Trustee represents and warrants to the Owner Trustee, the Indenture Trustee, TILC, TRMI, the Lessee and the Owner Participant that, as of the date hereof and as of the Closing Date, neither the Pass Through Trustee nor any Person authorized or employed by the Pass Through Trustee as agent or otherwise has directly or indirectly offered or sold any interest in the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof, the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act.

                                          Participation Agreement (TRLI 2001-1C)

         (g) Future Actions. Each of the Owner Trustee, the Trust Company, the Owner Participant, the Lessee, TILC, TRMI, the Indenture Trustee and the Pass Through Trustee agrees, as to its own actions only, severally but not jointly, that neither the Owner Trustee, the Trust Company, the Owner Participant, the Lessee, TILC, TRMI, the Indenture Trustee nor the Pass Through Trustee nor anyone acting on behalf of the Owner Trustee, the Trust Company, the Owner Participant, the Lessee, TILC, TRMI, the Indenture Trustee or the Pass Through Trustee will offer the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof or any similar interest for issue or sale to any prospective purchaser, or solicit any offer to acquire any of the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof so as to cause Section 5 of the Securities Act to apply to the issuance and sale of the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof.

         Section 3.5 Representations and Warranties of the Owner Participant. The Owner Participant represents and warrants to the Owner Trustee, the Indenture Trustee, the Pass Through Trustee, TILC, TRMI and the Lessee that, as of the date hereof:

         (a) the Owner Participant is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has full limited partnership power and authority to carry on its business as now conducted;

         (b) the Owner Participant has the requisite limited partnership power and authority to execute, deliver and perform its obligations under the Owner Participant Agreements, and the execution, delivery and performance by it thereof do not and will not contravene any law or regulation, or any order of any court or governmental authority or agency applicable to or binding on the Owner Participant or any of its properties, or contravene the provisions of, or constitute a default under, or result in the creation of any Lien (other than such as are created by the Operative Agreements) upon the Equipment under, its Certificate of Limited Partnership, limited partnership agreement or any indenture, mortgage, contract or other agreement or instrument to which the Owner Participant is a party or by which it or any of its properties may be bound or affected;

         (c) the Owner Participant Agreements have been duly authorized by all necessary actions on the part of the Owner Participant and its general partner, do not require any approval not already obtained of the partners of the Owner Participant or any approval or consent not already obtained of any trustee or holders of indebtedness or obligations of the Owner Participant, have been, or on or before the Closing Date will be, duly executed and delivered by the general partner of the Owner Participant in its capacity as general partner of the Owner Participant and

                                          Participation Agreement (TRLI 2001-1C)

(assuming the due authorization, execution and delivery by each other party thereto) constitute, or will constitute, the legal, valid and binding obligations of the Owner Participant, enforceable against the Owner Participant in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

         (d) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery or performance by the Owner Participant of the Trust Agreement, the Tax Indemnity Agreement or this Agreement;

         (e) the Trust Estate is free and clear of any Lessor's Lien attributable to the Owner Participant;

         (f) there are no pending or, to the Owner Participant's knowledge, threatened actions or proceedings against the Owner Participant before any court or administrative agency which would materially adversely affect the Owner Participant's ability to perform its obligations under the Trust Agreement, the Tax Indemnity Agreement or this Agreement;

         (g) as of the Closing Date, the Owner Participant is purchasing the Beneficial Interest to be acquired by it for its own account with no present intention of distributing such Beneficial Interest or any part thereof in any manner which would violate the Securities Act, but without prejudice, however, to the right of the Owner Participant at all times to sell or otherwise dispose of all or any part of such Beneficial Interest in compliance with the Securities Act and any state securities or "blue sky" laws; provided, however, that subject to the provisions of Section 6.1, the disposition of the Beneficial Interest shall at all times be within the Owner Participant's control. The Owner Participant acknowledges that its Beneficial Interest has not been registered under the Securities Act, and that neither the Owner Participant, the Owner Trustee, Trust Company, the Lessee, TRMI nor TILC contemplates filing, or is legally required to file, any such registration statement. Notwithstanding the foregoing, the Owner Participant makes no representation that the Beneficial Interest is a "security" within the meaning of such term under the Securities Act;

         (h) with respect to the source of the amount to be invested by the Owner Participant pursuant to Section 2.2, no part of such amount constitutes assets of any employee benefit plan subject to Title I of ERISA or Section 4975 of the Code; and

                                          Participation Agreement (TRLI 2001-1C)

         (i) no broker's or finder's or placement fee or commission will be payable with respect to the transactions contemplated by the Operative Agreements as a result of any action by the Owner Participant, and the Owner Participant agrees that it will hold TILC, TRMI, the Lessee, the Indenture Trustee, the Loan Participant and the Owner Trustee harmless from any claim, demand or liability for broker's or finder's or placement fees or commission alleged to have been incurred as a result of any action by the Owner Participant in connection with this transaction.

     Section 3.6 Representations and Warranties of TILC. TILC represents and warrants to each of the Owner Trustee, the Indenture Trustee and the Participants, as of the date hereof:

         (a) TILC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, is duly licensed or qualified and in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its ability to carry on its business as now conducted or to execute, deliver and perform its obligations under the TILC Agreements, the Pledged Equipment Transfer and Assignment Agreements, the TILC Pledged Equipment Assignments and the TILC Pledged Equipment Bills of Sale, has the power and authority to carry on its business as now conducted, and has the requisite power and authority to execute, deliver and perform its obligations under the TILC Agreements;

         (b) the TILC Agreements have been duly authorized by all necessary corporate action, executed and delivered by TILC, and (assuming the due authorization, execution and delivery by each other party thereto) constitute the legal, valid and binding obligations of TILC, enforceable against TILC in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

         (c) the execution, delivery and performance by TILC of each TILC Agreement and compliance by TILC with all of the provisions thereof do not and will not contravene (i) any law or regulation, or any order of any court or governmental authority or agency applicable to or binding on TILC or any of its properties, or (ii) the provisions of, or constitute a default by TILC under, its certificate of incorporation or bylaws or (iii) any indenture, mortgage, contract or other agreement or instrument to which TILC is a party or by which TILC or any of its properties may be bound or affected except, with respect to clause (iii), where such contravention would not materially adversely affect TILC's ability to perform its obligations under the TILC Agreements or materially adversely affect its financial condition or business;

                                          Participation Agreement (TRLI 2001-1C)

         (d) there are no proceedings pending or, to the knowledge of TILC, threatened against TILC in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined, would materially adversely affect TILC's ability to perform its obligations under the TILC Agreements or materially adversely affect its financial condition or business;

         (e) TILC is not in violation of any term of any charter instrument or bylaw or any other material agreement or instrument to which it is a party or by which it may be bound except where such violation would not materially adversely affect TILC's ability to perform its obligations under the TILC Agreements or materially adversely affect its financial condition or business. TILC is in compliance with all laws, ordinances, governmental rules and regulations to which it is subject, the failure to comply with which would have a material and adverse effect on its operations or condition, financial or otherwise, or would impair the ability of TILC to perform its obligations under the TILC Agreements, and has obtained all required licenses, permits, franchises and other governmental authorizations material to the conduct of its business;

         (f) no consent, approval or authorization of, or filing, registration or qualification with, or the giving of notice to, any trustee or any holder of indebtedness of TILC or any governmental authority on the part of TILC is required in the United States in connection with the execution and delivery by TILC of the TILC Agreements, or is required to be obtained in order for TILC to perform its obligations thereunder in accordance with the terms thereof, other than (i) as may be required under existing laws, ordinances, governmental rules and regulations to be obtained, given, accomplished or renewed at any time after the Closing Date in connection with the performance of its obligations under the TILC Agreements and which are routine in nature and are not normally applied for prior to the time they are required, and which TILC has no reason to believe will not be timely obtained or (ii) as may be required under the Operative Agreements in consequence of any transfer of ownership of the Equipment occurring after the Closing Date;

         (g) to the best knowledge of TILC, no casualty event or other event that may constitute an Event of Loss under the Lease or a Pledged Unit Event of Loss under the Collateral Agency Agreement has occurred as of the date of this Agreement with respect to any Unit delivered on the Closing Date or any Pledged Unit;

         (h) (i) TILC shall have, and the TILC Bill of Sale to be delivered on the Closing Date shall convey to the Lessee, all legal and beneficial title to the Units which are being delivered on the Closing Date, free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) below with respect to the Existing Equipment Subleases, and in clauses (iii), (iv) and
(v) of the definition

                                          Participation Agreement (TRLI 2001-1C)
thereof), and such conveyance will not be void or voidable under any applicable law; (ii) TILC shall have, and the TILC Assignment to be delivered on the Closing Date shall assign to the Lessee, all legal and beneficial title to the Existing Equipment Subleases, free and clear of all Liens (other than subleases of the Existing Equipment Subleases by the Sublessees as expressly permitted by the Existing Equipment Subleases and other than Permitted Liens of the type described in clauses (iii), (iv) and (v) of the definition thereof), and such assignment will not be void or voidable under any applicable law; (iii) all of the Units being delivered on the Closing Date other than an immaterial amount shall be subject to sublease by the Sublessees under the Existing Equipment Subleases on rental and other terms which are no different, taken as a whole, from those for similar railcars in the rest of the TILC Fleet; (iv) the TILC Pledged Equipment Bills of Sale have conveyed to the Lessee, all legal and beneficial title to the Pledged Units, free and clear of all Liens (other than Permitted Liens of the type described in clause (v) below with respect to the Existing Pledged Equipment Leases, and in clauses (iii), (iv) and (v) of the definition thereof), and such conveyances are not void or voidable under any applicable law; (v) the TILC Pledged Equipment Assignments have assigned to the Lessee all legal and beneficial title to the Existing Pledged Equipment Leases, free and clear of all Liens (other than leases of the Existing Pledged Equipment Leases by the Pledged Equipment Lessees as expressly permitted by the Existing Pledged Equipment Leases and other than Permitted Liens of the type described in clauses (iii), (iv) and (v) of the definition thereof), and such assignments are not void or voidable under any applicable law; and (vi) all of the Pledged Units delivered pursuant to the Pledged Equipment Transfer and Assignment Agreements other than an immaterial amount were subject to lease by the Pledged Equipment Lessees under the Existing Pledged Equipment Leases on rental and other terms which were, as of the respective date of the Pledged Equipment Transfer and Assignment Agreements, no different, taken as a whole, from those for similar railcars in the rest of the TILC Fleet, as of such date;

         (i) (a) all sales, use or transfer taxes, if any, due and payable upon the sale of the Equipment and assignment of Existing Equipment Subleases by TILC to the Lessee will have been paid or such transactions will then be exempt from any such taxes and TILC will cause any required forms or reports in connection with such taxes to be filed in accordance with applicable laws and regulations; and (b) all sales, use or transfer taxes, if any, due and payable upon the sale of the Pledged Equipment and assignment of Existing Pledged Equipment Leases by TILC to the Lessee have been paid or such transactions have then been exempt from any such taxes and TILC has caused or will cause any required forms or reports in connection with such taxes to be filed in accordance with applicable laws and regulations;

         (j) all Units delivered on the Closing Date are, and all Pledged Units delivered to the Lessee were when delivered, substantially similar in terms of objectively identifiable characteristics that are relevant for purposes of the services to

                                          Participation Agreement (TRLI 2001-1C)
be performed by TILC under the Management Agreement to the equipment in the TILC Fleet;

         (k) (i) in selecting the Units to be sold on the Closing Date to the Lessee pursuant to the TILC Bill of Sale, TILC has not discriminated against the Lessee in a negative fashion when such Units are compared with the other equipment in the TILC Fleet, and (ii) in selecting the Pledged Units sold to the Lessee pursuant to the TILC Pledged Equipment Bills of Sale, TILC did not discriminate against the Lessee in a negative fashion when Pledged Units were then compared with the other equipment in the TILC Fleet, as of such respective date;

         (l) the written information provided by TILC or on behalf of TILC to the Owner Participant and/or the Loan Participant in each document set forth on
Schedule 3.2(m) hereto (with respect to each document set forth in Part I of Schedule 3.2(m), as of the date such information was provided to the Owner Participant and/or the Loan Participant, and with respect to each document set forth in Part II of Schedule 3.2(m), as of the Closing Date) does not contain any untrue statement of a material fact and does not omit a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The assumptions and related financial information relating to the proposed business and operations of TILC and the Partnership Fleet which are contained in the information on
Schedule 3.2(m) have been prepared in good faith based upon information that TILC deems fair and reasonable, and there are no statements or conclusions therein which are based on or include information known to TILC to be misleading in any material respect or which fail to take into account material information known to TILC regarding the matters stated therein (with respect to the information set forth in Part I of Schedule 3.2(m), as of the date such statements or conclusions were made to the Owner Participant and/or the Loan Participant, and with respect to the information set forth in Part II of
Schedule 3.2(m), as of the Closing Date). Certain information contained in the information on Schedule 3.2(m) (e.g. statistical information relating to renewal and remarketing of railcars, potential increases in absolute or nominal railcar lease rates, anticipated utilization, and maintenance costs) is based on the historical experience of TILC. Subject to the foregoing, there can be no assurance that past experience will be indicative of future performance with respect to these or other operating and marketing factors set forth in the information on Schedule 3.2(m);

         (m) the representations and warranties of the Lessee contained in
Section 3.2(h), clause (iii) of Section 3.2(l), the first sentence of Section 3.2(p) and in Section 3.2(r) (to the extent a copy of any such Appraisal or a relevant excerpt therefrom has been delivered to TILC) are true and correct as of the date hereof (except with respect to representations and warranties made as of an earlier date, in which case such representations and warranties shall be true as of such earlier date);

                                          Participation Agreement (TRLI 2001-1C)

         (n) TILC is not in default under any Existing Equipment Subleases, and, to the best of the TILC's knowledge, there are (i) no defaults by any Sublessee thereunder existing as of the date hereof under the Existing Equipment Subleases, except such defaults as are not material, (ii) no claims or liabilities arising as a result of the operation or use of any Unit described on
Schedule 1 hereto prior to the date hereof as to which the Lessor, as owner of the Units delivered on the Closing Date, would be liable. TILC was not in default under any Existing Pledged Equipment Leases on the respective date of the applicable Pledged Equipment Transfer and Assignment Agreement, and, to the best of the TILC's knowledge, there were (i) no defaults by any Pledged Equipment Lessee thereunder existing as of each such relevant date under the Existing Pledged Equipment Leases, except such defaults as were not material and
(ii) no claims or liabilities arising as a result of the operation or use of any Pledged Unit prior to each such relevant date, as to which the Lessee, as owner of the Pledged Units, would be liable;

         (o) (i) as of the Closing Date, TILC shall have provided, or caused to be provided, in either case in accordance with the terms of the relevant Existing Equipment Sublease, a notice relating to each Existing Equipment Sublease (which notice shall be substantially in the form attached hereto as Exhibit D) to the related Sublessee under such Existing Equipment Sublease, and
(ii) on or prior to the Closing Date, TILC shall have provided, or caused to be provided, in either case in accordance with the terms of the relevant Existing Pledged Equipment Lease, a notice relating to each Existing Pledged Equipment Lease (other than those with respect to Pledged Units that constitute Special Collateral after the Closing Date) (which notice shall be substantially in the form attached hereto as Exhibit D) to the related Pledged Equipment Lessee under such Existing Pledged Equipment Lease;

         (p) (i) the balance sheet of TILC as of March 31, 2001, and the related statements of operations, stockholders' equity and cash flows for the period then ended, and (ii) the balance sheet of TILC as of September 30, 2001 and the related statements of income and cash flows of TILC for the six month period beginning on April 1, 2001 and ending on September 30, 2001, have been prepared in accordance with generally accepted accounting principles (except as may be stated in the notes thereto and except, with respect to interim financial statements, for year-end audit adjustments), consistently applied, and fairly set forth, in all material respects, the financial condition of TILC as of such dates and the results of their operations and cash flows for such periods; and

         (q) TILC is not engaged in the business of extending credit for the purposes of purchasing or carrying margin stock, and no proceeds of the Equipment Note or the Owner Participant's Commitment as contemplated by this Agreement and the other Operative Agreements will be used by TILC for a purpose which violates,

                                          Participation Agreement (TRLI 2001-1C)
or would be inconsistent with, Section 7 of the Securities Exchange Act of 1934, as amended, or Regulations T, U and X of the Federal Reserve System. Terms for which meanings are provided in Regulations T, U and X of the Federal Reserve System or any regulations substituted therefor, as from time to time in effect, are used in this Section 3.6(q) with such meanings.

     Section 3.7 Representations and Warranties of TRMI. TRMI represents and warrants to the Indenture Trustee, the Owner Trustee and the Participants, as of the date hereof:

         (a) TRMI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, is duly licensed or qualified and in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its ability to carry on its business as now conducted or to execute, deliver and perform its obligations under the TRMI Agreements, has the power and authority to carry on its business as now conducted, and has the requisite power and authority to execute, deliver and perform its obligations under the TRMI Agreements;

         (b) the TRMI Agreements have been duly authorized by all necessary corporate action, executed and delivered by TRMI, and (assuming the due authorization, execution and delivery by each other party thereto) constitute the legal, valid and binding obligations of TRMI, enforceable against TRMI in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

         (c) the execution, delivery and performance by TRMI of each TRMI Agreement and compliance by TRMI with all of the provisions thereof do not and will not contravene (i) any law or regulation, or any order of any court or governmental authority or agency applicable to or binding on TRMI or any of its properties, or (ii) the provisions of, or constitute a default by TRMI under, its certificate of incorporation or bylaws or (iii) any indenture, mortgage, contract or other agreement or instrument to which TRMI is a party or by which TRMI or any of its properties may be bound or affected except, with respect to clause (iii) above, where such contravention would not materially adversely affect TRMI's ability to perform its obligations under the TRMI Agreements or materially adversely affect its financial condition or business;

         (d) there are no proceedings pending or, to the knowledge of TRMI, threatened against TRMI in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined, would materially

                                          Participation Agreement (TRLI 2001-1C)
adversely affect TRMI's ability to perform its obligations under the TRMI Agreements or materially adversely affect its financial condition or business;

         (e) TRMI is not in violation of any term of any charter instrument or bylaw or any other material agreement or instrument to which it is a party or by which it may be bound except where such violation would not materially adversely affect TRMI's ability to perform its obligations under the TRMI Agreements or materially adversely affect its financial condition or business. TRMI is in compliance with all laws, ordinances, governmental rules and regulations to which it is subject, the failure to comply with which would have a material and adverse effect on its operations or condition, financial or otherwise, or would impair the ability of TRMI to perform its obligations under the TRMI Agreements, and has obtained all licenses, permits, franchises and other governmental authorizations material to the conduct of its business;

         (f) no consent, approval or authorization of, or filing, registration or qualification with, or the giving of notice to, any trustee or any holder of indebted ness of TRMI or any governmental authority on the part of TRMI is required in the United States in connection with the execution and delivery by TRMI of the TRMI Agreements, or is required to be obtained in order for TRMI to perform its obligations thereunder in accordance with the terms thereof, other than those which (i) are routine in nature and are not normally applied for prior to the time they are required, and which TRMI has no reason to believe will not be timely obtained or (ii) the failure to obtain would not have a material and adverse effect on its operations or condition, financial or otherwise, or would impair the ability of TRMI to perform its obligations under the TRMI Agreements;

         (g) the written information provided by TRMI or on behalf of TRMI to the Owner Participant and/or the Loan Participant as of the date such information was provided to the Owner Participant and/or the Loan Participant, as the case may be, did not contain any untrue statement of a material fact and did not omit a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. No representation or warranty is given with respect to any forecasts or projections included therein or omitted therefrom;

         (h) the representations and warranties of the Lessee contained in Sections 3.2(a), (b), (c), (d), (e), (f), (g), (i), (j), (k), clauses (i), (ii)
and (iv) of (l), (m), (n), (o), (p) other than the first sentence thereof, (q) and (s) are true and correct as of the date hereof (except with respect to representations and warranties made as of an earlier date, in which case such representations and warranties shall be true as of such earlier date); and

                                          Participation Agreement (TRLI 2001-1C)

         (i) (x) the balance sheet of TRMI as of March 31, 2001, and the related statements of operations, stockholders' equity and cash flows for the period then ended, and (y) the balance sheet of TRMI as of September 30, 2001 and the related statements of income and cash flows of TRMI for the six month period beginning on April 1, 2001 and ending on September 30, 2001, have been prepared in accordance with generally accepted accounting principles (except as may be stated in the notes thereto and except, with respect to interim financial statements, for year-end audit adjustments), consistently applied, and fairly set forth, in all material respects, the financial condition of TRMI as of such dates and the results of their operations and cash flows for the periods then ended.

     Section 3.8 Representations and Warranties of the Pass Through Trustee. The Pass Through Trustee represents and warrants to the Owner Trustee, the Indenture Trustee, the Owner Participant, TILC, TRMI and the Lessee that, as of the date hereof:

         (a) the Pass Through Trustee is a national banking association duly organized and validly existing in good standing under the laws of the United States of America and has the full corporate power, authority and legal right under the laws of the United States of America and the State of Illinois pertaining to its banking, trust and fiduciary powers to execute, deliver and perform its obligations under the Pass Through Trustee Agreements and the Pass Through Documents to which it is a party;

         (b) this Agreement has been, and on the Closing Date, each of the other Pass Through Trustee Agreements will have been, duly authorized, executed and delivered by the Pass Through Trustee; this Agreement constitutes, and on the Closing Date, each of the other Pass Through Trustee Agreements will constitute, the legal, valid and binding obligations of the Pass Through Trustee, enforceable against the Pass Through Trustee in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

         (c) the execution, delivery and performance by the Pass Through Trustee of each of the Pass Through Trustee Agreements, the purchase by the Pass Through Trustee of the Equipment Note pursuant to this Agreement, and the issuance of the Pass Through Certificates pursuant to the Pass Through Trust Agreement, do not contravene any law, rule or regulation of any federal or Illinois governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Pass Through Trustee and do not contravene or result in any breach of, or constitute a default under, the Pass Through Trustee's articles of association or bylaws or any agreement

                                          Participation Agreement (TRLI 2001-1C)
or instrument to which the Pass Through Trustee is a party or by which it or any of its properties may be bound or affected;

         (d) neither the execution and delivery by the Pass Through Trustee of each of the Pass Through Trustee Agreements nor the consummation by the Pass Through Trustee of any of the transactions contemplated thereby, requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action with respect to, any federal or Illinois governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers;

         (e) there are no pending or, to its knowledge, threatened actions or proceedings against the Pass Through Trustee before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Pass Through Trustee to perform its obligations under any of the Pass Through Trustee Agreements;

         (f) the Pass Through Trustee is not in default under any Pass Through Trustee Agreement;

         (g) the Pass Through Trustee does not directly or indirectly control, and is not directly or indirectly controlled by or under common control with, the Owner Participant, the Owner Trustee, the Initial Purchasers, TILC, TRMI or the Lessee;

         (h) the Pass Through Trustee is purchasing the Equipment Note for the purposes contemplated by the Operative Agreements and not with a view to the transfer or distribution of any Equipment Note to any other Person, except as contemplated by the Operative Agreements; and

         (i) except for the issue and sale of the Pass Through Certificates contemplated hereby and by the other Pass Through Trustee Agreements, the Pass Through Trustee has not directly or indirectly offered any Equipment Note or Pass Through Certificate or any interest in or to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, anyone other than the Owner Trustee and the Owner Participant, and the Pass Through Trustee has not authorized anyone to act on its behalf to offer directly or indirectly any Equipment Note, any Pass Through Certificate or any interest in and to the Trust Estate, the Trust Agreement or any similar interest related to this transaction for sale to, or to solicit any offer to acquire any of the same from, any Person other than the Owner Trustee and the Owner Participant.

         Section 3.9 Opinion Acknowledgment. Each of the parties hereto, with respect to such party, expressly consents to the rendering by its counsel of the

                                          Participation Agreement (TRLI 2001-1C)
opinion referred to in Section 4.1(e) and acknowledges that such opinion shall be deemed to be rendered at the request and upon the instructions of such party.

SECTION 4.    CLOSING CONDITIONS.

     Section 4.1 Conditions Precedent to Investment by Each Participant. The obligation of each Participant to make the investment specified with respect to such Participant in Section 2 on the Closing Date shall be subject to the satisfaction or waiver of the following conditions precedent (except that the obligations of any Person shall not be subject to such Person's own performance or compliance):

         (a) Execution of Operative Agreements. (i) On or before the Closing Date, this Agreement, the Trust Agreement, the Lease, the Lease Supplement in respect of the Units delivered on the Closing Date, the Indenture, the Indenture Supplement in respect of the Units delivered on the Closing Date, the Equipment Note, the Pass Through Documents, the Transfer and Assignment Agreement, the TILC Bill of Sale, the TILC Assignment, the Bill of Sale, the Assignment, the OP Guaranty, the Trinity Guaranty, the Second Supplement to Marks Company Trust Supplement, the Second Amended and Restated Collateral Agency Agreement, the First Amendment to Control Agreement, the Amended and Restated Blocked Account Agreement, the Equity Collateral Security Agreement, the Equity Collateral Control Agreement and the Omnibus Amendment Agreement (amending, among other documents, the Management Agreement, the Insurance Agreement and the Administrative Services Agreement) shall each be satisfactory in form and substance to such Participant, shall have been duly executed and delivered by the parties thereto (except that the execution and delivery of the documents referred to above (other than this Agreement) by a party hereto or thereto shall not be a condition precedent to such party's obligations hereunder), shall each be in full force and effect, and executed counterparts of each shall have been delivered to such Participant or its counsel on or before the Closing Date; and no event shall have occurred and be continuing that constitutes a Lease Default or an Indenture Default.

              (ii) The Operative Agreements (as defined in the Participation Agreement TRLI 2001-1A) remain in full force and effect, no Lease Default (as defined in the Lease Agreement TRLI 2001-1A) has occurred and is continuing, and no Indenture Event of Default (as defined in the Indenture TRLI 2001-1A) has occurred and is continuing.

              (iii) The Operative Agreements (as defined in the Participation Agreement TRLI 2001-1B) remain in full force and effect, no Lease Default (as defined in the Lease Agreement TRLI 2001-1B) has occurred and is continuing, and no Indenture Event of Default (as defined in the Indenture TRLI 2001-1B) has occurred and is continuing.

                                          Participation Agreement (TRLI 2001-1C)

         (b) Recordation and Filing. On or before the Closing Date (except as expressly stated below), the Lessee shall have caused the Lease, the Lease Supplement, the Indenture and the Indenture Supplement (each in respect of Units delivered on the Closing Date), the Collateral Agency Agreement, the TILC Bill of Sale, the Bill of Sale, the TILC Assignment and the Assignment to be duly filed, recorded and deposited in memorandum form with the STB in conformity with 49 U.S.C. Section 11301 and with the Registrar General of Canada pursuant to
Section 105 of the Canada Transportation Act, and all necessary actions shall have been taken to cause publication of notice of such deposit in The Canada Gazette in accordance with said Section 105 and all appropriate Uniform Commercial Code financing statements to be filed where necessary or reasonably advisable within 10 days after the Closing Date, and the Lessee shall furnish the Indenture Trustee, the Owner Trustee, the Collateral Agent and each Participant proof thereof. Without limiting the representations and warranties set forth in any Operative Agreement, by such recording or filing of the Lease (or a financing statement or similar notice thereof), the Owner Trustee and the Lessee are not acknowledging or implying that the Lease constitutes a "security agreement" or creates a "security interest" within the meaning of the Uniform Commercial Code in any applicable jurisdiction.

         (c) Representations and Warranties of the Lessee. On the Closing Date, the representations and warranties of the Lessee contained in Section 3.2 and
Section 3.4(b) hereof shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Owner Trustee, the Indenture Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from the General Partner of the Lessee certifying to the foregoing matters, and the Lessee shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Lessee on or before said date.

         (d) Representations and Warranties of the Owner Trustee. On the Closing Date, the representations and warranties of the Trust Company and the Owner Trustee contained in Section 3.1 and Section 3.4(a) shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, the Indenture Trustee, TILC, TRMI and the Participants shall have received an Officer's Certificate to such effect dated such date from the Trust Company (in respect of the Trust Company) and the Owner Trustee (in respect of the Owner Trustee), and the Trust Company and the Owner Trustee shall have performed and complied with all agreements and

                                          Participation Agreement (TRLI 2001-1C)
conditions herein contained which are required to be performed or complied with by the Trust Company and the Owner Trustee, respectively, on or before said date.

         (e) Opinions of Counsel. On the Closing Date, the Owner Trustee, the Indenture Trustee and each Participant shall have received the favorable written opinion of each of (i) Skadden, Arps, Slate, Meagher & Flom (Illinois), special counsel for the Lessee, TILC, Trinity and TRMI, substantially in the form of Exhibit E-1, (ii) counsel for the Lessee, TILC, Trinity and TRMI (which counsel shall be the General Counsel of Trinity), substantially in the form of Exhibit E-2, (iii) Bingham Dana LLP, counsel to the Owner Trustee, substantially in the form of Exhibit E-3, (iv) Winston & Strawn, special counsel to the Owner Participant, substantially in the form of Exhibit E-4, (v) Philip Morris Capital Corporation Legal Department, counsel to the Owner Participant, substantially in the form of Exhibit E- 5, (vi) Robert A. Wolz, Assistant Counsel to the Indenture Trustee, substantially in the form of Exhibit E-6, (vii) Alvord & Alvord, special STB counsel, substantially in the form of Exhibit E-7, (viii) McCarthy Tetrault, special Canadian counsel, substantially in the form of Exhibit E-8, (ix) Andrews & Kurth L.L.P., special counsel for the Collateral Agent and the Equity Collateral Agent, substantially in the form of Exhibit E-9,
(x) Robert A. Wolz, Assistant Counsel to the Pass Through Trustee, substantially in the form of Exhibit E-10 and (xi) Morris, James, Hitchens & Williams, counsel for the Marks Company Trust, substantially in the form of Exhibit E-11.

         (f) Title. On the Closing Date, after giving effect to the transactions contemplated hereby, (i) the Owner Trustee shall have all legal and beneficial title to each Unit to be delivered on the Closing Date, free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) below with respect to the Existing Equipment Subleases, and in clauses (iii), (iv) and
(v) of the definition thereof), (ii) the Owner Trustee shall have received all right, title and interest of the Lessee in and to the Existing Equipment Subleases, free and clear of all Liens (other than subleases of the Existing Equipment Subleases by the Sublessees as expressly permitted by the Existing Equipment Subleases and other than Permitted Liens of the type described in clauses (iii), (iv) and (v) of the definition thereof) and (iii) each Sublessee under an Existing Equipment Sublease shall have been notified of the assignment thereof to the Owner Trustee. In addition, (i) the Lessee has all legal and beneficial title to each Pledged Unit, free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) below with respect to the Existing Pledged Equipment Leases, and in clauses (iii), (iv) and (v) of the definition thereof), (ii) the Lessee has received all right, title and interest of TILC in and to the Existing Pledged Equipment Leases, free and clear of all Liens (other than subleases of the Existing Pledged Equipment Leases by the Pledged Equipment Lessees as expressly permitted by the Existing Pledged Equipment Leases and other than Permitted Liens of the type described in clauses
(iii), (iv) and (v) of the

                                          Participation Agreement (TRLI 2001-1C)
definition thereof) and (iii) each Pledged Equipment Lessee under an Existing Pledged Equipment Lease has been notified of the assignment thereof to the Lessee.

         (g) Bills of Sale; Assignments. On the Closing Date, each of the following documents shall each have been duly executed and delivered: (i) the TILC Bill of Sale and the Bill of Sale, in each case in form and substance reasonably satisfactory to the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee, dated such date and covering the Units to be delivered on such date, transferring to the Owner Trustee and the Lessee, respectively, legal and beneficial title to such Units free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) below with respect to the Existing Equipment Subleases, and in clauses (iii), (iv) and
(v) of the definition thereof) and warranting to the Owner Trustee that at the time of delivery of each such Unit, TILC and the Lessee, as the case may be, had legal and beneficial title thereto and good and lawful right to sell the same, and title thereto was free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) below with respect to the Existing Equipment Subleases, and in clauses (iii), (iv) and (v) of the definition thereof and, with respect to the TILC Bill of Sale, warranting that TILC shall be responsible for discharging any Permitted Lien of the type described in subclause (iii) or
(iv) of the definition thereof which has attached as of the Closing Date) and
(ii) the TILC Assignment and the Assignment, in each case in form and substance reasonably satisfactory to the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee, dated such date covering the Existing Equipment Subleases, assigning to the Owner Trustee and Lessee respectively, all right, title and interest of TILC and the Lessee, respectively, to the Existing Equipment Subleases, free and clear of all Liens (other than Permitted Liens) and warranting to the Lessee that, at the time of such assignment, TILC and the Lessee, respectively, had legal and beneficial title to the Existing Equipment Subleases and good and lawful right to sell the same, and title thereto was free and clear of all Liens (other than Permitted Liens);

         (h) Insurance Certificate. On or before the Closing Date, the Indenture Trustee and each Participant shall have received (x) each certificate relating to insurance that is required pursuant to Section 12 of the Lease and Section
6.4 of the Collateral Agency Agreement and (y) certificates from a nationally recognized insurance broker substantially in the forms attached hereto as Exhibits A- 1 and A-2 with respect to the public liability insurance required by
Section 12.1(b) of the Lease and Section 6.4 of the Collateral Agency Agreement.

         (i) Corporate, Partnership, Limited Liability Company and Other Organizational Documents. Each of the Participants shall have received such documents and evidence with respect to Trinity, TILC, TRMI, the Lessee, the General Partner, the Limited Partner, the Owner Participant, the Pass Through

                                          Participation Agreement (TRLI 2001-1C)

Trustee, the Owner Trustee and the Indenture Trustee as the Participants may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement and the taking of all corporate, limited partnership and other proceedings in connection therewith.

         (j) No Threatened Proceedings. No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Closing Date, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

         (k) Representations and Warranties of the Owner Participant. On the Closing Date, the representations and warranties of the Owner Participant contained in Section 3.4(e) and Section 3.5 hereof shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, TILC, TRMI, the Indenture Trustee and the Pass Through Trustee shall have received an Officer's Certificate to such effect dated such date from the Owner Participant, and the Owner Participant shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Owner Participant on or before said date.

         (l) Notice of Delivery. The Indenture Trustee and the Participants shall have received the Notice of Delivery described in Section 2.3(a).

         (m) Representations and Warranties of the Indenture Trustee. On the Closing Date, the representations and warranties of the Indenture Trustee contained in Section 3.3 hereof shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, TILC, TRMI, the Owner Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from the Indenture Trustee, and the Indenture Trustee shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Indenture Trustee on or before said date.

         (n) No Illegality. No change shall have occurred after the execution and delivery of this Agreement in applicable law or regulations thereunder or interpretations thereof by regulatory authorities that, in the opinion of such

                                          Participation Agreement (TRLI 2001-1C)

Participant or its counsel, would make it illegal for such Participant to enter into any transaction contemplated by the Operative Agreements.

         (o) Participants' Investments. (i) The Owner Participant shall have made available the Owner Participant's Commitment in the amount specified in, and otherwise in accordance with, Sections 2.2(a) and 2.3 and (ii) the Loan Participant shall have made available the Loan Participant's Commitment in the amount specified in, and otherwise in accordance with, Sections 2.2(b) and 2.3.

         (p) Consents. All approvals and consents of any trustees or holders of any indebtedness or obligations of the Lessee, Trinity, TILC and TRMI, if any, required to have been obtained in connection with the transactions contemplated by this Agreement and the other Operative Agreements shall have been duly obtained and be in full force and effect.

         (q) Governmental Actions. All actions, if any, required to have been taken on or prior to the Closing Date in connection with the transactions contemplated by this Agreement and the other Operative Agreements on the Closing Date shall have been taken by any governmental or political agency, subdivision or instrumentality of the United States, and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on the Closing Date in connection with the transactions contemplated by this Agreement and the other Operative Agreements on the Closing Date shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect, on the Closing Date.

         (r) Tax Indemnity Agreement. On or before the Closing Date, the Tax Indemnity Agreement shall be satisfactory in form and substance to the Owner Participant, shall have been duly executed and delivered by the Lessee and the Guarantor and, assuming due authorization, execution and delivery by the Owner Participant or one of its Affiliates, shall be in full force and effect.

         (s) Appointment of Representative. The Owner Trustee shall have authorized its representative, who shall be an individual designated by the Lessee and acceptable to the Owner Trustee, to accept the Units being delivered on the Closing Date from the Lessee and to deliver such Units to the Lessee. The Lessee shall have authorized its representative (who shall be the same individual designated by the Lessee under this Section 6.1(s)) to accept delivery of such Units from the Owner Trustee as Lessor pursuant to the Lease.

         (t) Solvency of the Lessee. The Lessee shall have furnished to the Participants an Officer's Solvency Certificate (substantially in the form attached hereto as Exhibit F) as to the solvency of the Lessee as of the Closing Date.

                                          Participation Agreement (TRLI 2001-1C)

         (u) Schedule of Subleases and Units; Pledged Equipment Leases and Pledged Units. The Participants and the Collateral Agent shall have received a schedule, certified by the Lessee and TILC, listing the Existing Equipment Subleases under the Lease, the Sublessee under each thereof and the Units covered thereby.. The Participants and the Collateral Agent shall have received a schedule, certified by the Lessee and TILC, listing the Existing Equipment Subleases under the Lease, the Sublessee under each thereof and the Units covered thereby. The Participants and the Collateral Agent shall have also received a copy of Schedules 1-A and 1-B to the Participation Agreement TRLI 2001-1A, certified by the Lessee and TILC, listing the Existing Pledged Equipment Leases, the Pledged Equipment Lessee under each thereof and the Pledged Units covered thereby.

         (v) Projected Coverage Ratio. The Manager shall have furnished to the Participants and the Collateral Agent that portion of the report provided for in
Section 7.1 of the Management Agreement setting forth the Projected Coverage Ratio for the six-month period immediately succeeding the Closing Date.

         (w) Representations and Warranties of TILC. On the Closing Date, the representations and warranties of TILC contained in Section 3.4(d) and Section
3.6 hereof shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Owner Trustee, the Indenture Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from TILC, and TILC shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by TILC on or before said date.

         (x) Representations and Warranties of TRMI. On the Closing Date, the representations and warranties of TRMI contained in Section 3.4(c) and Section
3.7 hereof shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Owner Trustee, the Indenture Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from TRMI, and TRMI shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by TRMI on or before said date.

                                          Participation Agreement (TRLI 2001-1C)

         (y) Representations and Warranties of the Pass Through Trustee. On the Closing Date, the representations and warranties of the Pass Through Trustee contained in Sections 3.4(f) and Section 3.8 hereof shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, TILC, TRMI, the Indenture Trustee, the Owner Trustee and the Owner Participant shall have received an Officer's Certificate to such effect dated such date from the Pass Through Trustee, and the Pass Through Trustee shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Pass Through Trustee on or before said date.

         (z) Representations and Warranties of Trinity. On the Closing Date, the representations and warranties of Trinity contained in the Trinity Guaranty shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Owner Trustee, the Indenture Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from Trinity, and Trinity shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by Trinity on or before said date.

         (aa) Accountant's Letter. The Participants shall have received an accountant's letter from PriceWaterhouseCoopers L.L.P. in form and substance reasonably satisfactory to each of them.

         (bb) Certificate Rating. On the Closing Date, the Certificates and the Other Certificates shall be rated "AA-" by Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

         (cc) Sublessee Consents. The Lessee shall have obtained the consent to assignment from Sublessees under Existing Equipment Subleases, such consents to be substantially in the form of the consents received with respect to the Other Participation Agreements if not in the form attached hereto as Exhibit D.

         (dd) Second Supplement to Marks Company Trust Supplement. On or before the Closing Date, the Second Supplement to the Marks Company Trust Supplement shall have been duly executed and delivered by the parties thereto.

                                          Participation Agreement (TRLI 2001-1C)

         (ee) Balances of Accounts. The Lessee shall have furnished to the Participants an Officer's Accounts Balance Certificate (substantially in the form attached hereto as Exhibit G) stating that (i) as of the start of business on December 27, 2001, the Collection Account has a balance of $841,042.60, and in addition, as of the Closing Date, the Lessee has funded the Collection Account with the amount of $40,733.30, (ii) the Lessee has funded the Liquidity Reserve Account so as of the Closing Date the Liquidity Reserve Account shall have a balance of at least $9,202,959, and (iii) the Lessee has funded the Equity Collateral Account so as of the Closing Date the Equity Collateral Account shall have a balance of at least $6,500,000.

     Section 4.2 Additional Conditions Precedent to Investment by the Loan Participant. The obligation of the Loan Participant to fund the Loan Participant's Commitment and purchase and pay for the Equipment Note to be purchased by it pursuant to Sections 2.2(b) and 2.3 on the Closing Date shall be subject to the satisfaction or waiver of the following additional conditions precedent:

         (a) Equipment Note. The Equipment Note to be delivered on the Closing Date shall have been duly authorized, executed and delivered to the Loan Participant by a duly authorized officer of the Owner Trustee and duly authenticated by the Indenture Trustee.

         (b) Sale of Pass Through Certificates. The Pass Through Certificates shall have been sold to the Initial Purchasers pursuant to the Certificate Purchase Agreement.

         (c) Appraisal. The Pass Through Trustee and each Initial Purchaser shall have received the verification of value, useful life and estimated residual value prepared by the Appraiser in connection with the Appraisal.

     Section 4.3 Additional Conditions Precedent to Investment by the Owner Participant. The obligation of the Owner Participant to provide the funds specified with respect to it in Sections 2.2(a) and 2.3 on the Closing Date with respect to any Unit to be delivered on the Closing Date shall be subject to the satisfaction or waiver of the following additional conditions precedent:

         (a) Appraisal. On or before the Closing Date, the Owner Participant shall have received an opinion (the "Appraisal") of Rail Solutions, Inc. (the "Appraiser"), satisfactory in form and substance to the Owner Participant (with a separate summary or other evidence of such Appraisal as it relates to fair market value and useful life being provided to the Rating Agency), concluding that: (i) the fair market value of each Unit being delivered on the Closing Date is equal to the portion of the Total Equipment Cost with respect to such Unit;
(ii) at the expiration

                                          Participation Agreement (TRLI 2001-1C)
of the Basic Term and any Fixed Rate Renewal Term, (A) without taking into account inflation or deflation from and after the Closing Date or the existence of any purchase option, it is reasonable to expect that each such Unit will have a fair market value of at least 20% of the Total Equipment Cost with respect to such Unit and (B) the remaining economic life of each such Unit will be at least equal to 20% of the economic life of such Unit as estimated in the Appraisal;
(iii) as of the Early Purchase Date, the estimated fair market value of each such Unit being delivered on the Closing Date, taking into account inflation or deflation from and after the Closing Date, will not exceed the portion of the Early Purchase Price attributable to such Unit; (iv) no Unit being delivered on the Closing Date is Limited Use Property; (v) the Fixed Rate Renewal is greater than or equal to the fair market rental value of each such Unit and the Lessee is not reasonably expected to exercise any Fixed Rate Renewal option; and (vi) such other matters as the Owner Participant may reason ably request; provided that the Lessee makes no representation as to the fair market value, useful life, fair market rental value or estimated residual value of the Equipment, and the Lessee shall not be responsible for, or incur any liabilities as a result of, the contents of such Appraisal or report to which it relates or, except to the extent provided in the Tax Indemnity Agreement.

         (b) Opinion with Respect to Certain Tax Aspects. On the Closing Date, the Owner Participant shall have received the opinion of Winston & Strawn, addressed to the Owner Participant, in form and substance satisfactory to the Owner Participant, containing such counsel's favorable opinion with respect to such tax matters as the Owner Participant may reasonably request.

         (c) Absence of Change in Tax Laws. No change or proposed change shall have occurred after the execution and delivery of this Agreement in relevant United States tax laws, regulations, or administrative or judicial interpretation thereof which change would cause an adverse change to the tax assumptions used to calculate Basic Rent, Stipulated Loss Values, Stipulated Loss Amounts, Termination Values, Termination Amounts and Early Purchase Price, unless the adjustment referred to in Section 2.6(a) is made to the Owner Participant's satisfaction.

         (d) Absence of Accounting Changes. No change shall have occurred in generally accepted accounting principles which shall, in the opinion of the Owner Participant, adversely affect its Net Economic Return.

         (e) No Material Adverse Change. No material adverse change shall have occurred in the business, operations or the financial condition of any of Lessee, Manager, the Administrator, the Insurance Manager or Trinity.

                                          Participation Agreement (TRLI 2001-1C)

         (f) Absence of Certain Changes. The Owner Participant shall be satisfied that the transaction is consistent in all respects with the Owner Participant's internal approvals, including but not limited to its Investment Committee approval relating to the transaction.

     Section 4.4 Conditions Precedent to the Obligation of TILC and the Lessee. The obligation of TILC with respect to the sale of the Units to the Lessee on the Closing Date, the obligation of the Lessee with respect to the sale of such Units to the Owner Trustee and the obligation of the Lessee to accept such Units under the Lease as of the Closing Date is subject to the satisfaction or waiver of the following conditions precedent:

         (a) Corporate Documents. On or before the Closing Date, the Lessee shall have received such documents and evidence with respect to the Participants, the Owner Trustee, the Pass Through Trustee and the Indenture Trustee as the Lessee may reasonably request in order to establish the authorization of the consummation of, or otherwise relating to the ability to consummate, the transactions contemplated by this Agreement and the other Operative Agreements, the taking of all corporate and other proceedings in connection therewith and compliance with the conditions herein or therein set forth.

         (b) Operative Agreements. On or before the Closing Date, the Operative Agreements shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than the Lessee, Trinity, TILC and TRMI), and an executed counterpart of each thereof shall have been delivered to the Lessee or its special counsel.

         (c) Representations and Warranties. On the Closing Date, the representations and warranties of each of the Owner Trustee, the Indenture Trustee and the Participants contained in Section 3 hereof shall be true and correct in all material respects as of the Closing Date as though made on and as of such date, and the Lessee shall have received an Officer's Certificate to such effect dated such date from each of the Owner Trustee as described in
Section 4.1(d), the Owner Participant as described in Section 4.1(k), the Indenture Trustee as described in Section 4.1(m) and the Pass Through Trustee as described in Section 4.1(y).

         (d) Opinions of Counsel. On the Closing Date, the Lessee shall have received the opinions of counsel referred to in Section 4.1(e) (other than that set forth in clauses (i) and (ii) therein), addressed to the Lessee.

         (e) No Threatened Proceedings. No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or

                                          Participation Agreement (TRLI 2001-1C)
proposed to be issued by any court or governmental agency at the time of the Closing Date, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

         (f) No Illegality. No change shall have occurred after the execution and delivery of this Agreement in applicable law or regulations thereunder or interpretations thereof by regulatory authorities that, in the opinion of the Lessee or its counsel, would make it illegal for the Lessee to enter into any transaction contemplated by the Operative Agreements.

         (g) Participants' Investments. (i) The Owner Participant shall have made available the Owner Participant's Commitment in the amount specified in, and otherwise in accordance with, Sections 2.2(a) and 2.3 and (ii) the Loan Participant shall have made available the Loan Participant's Commitment in the amount specified in, and otherwise in accordance with, Sections 2.2(b) and 2.3.

         (h) Absence of Change in Tax Laws; Absence of Change in Rent. No change shall have occurred after the execution and delivery of this Agreement in relevant United States tax laws or regulations, which change would cause an increase in the net present value (expressed as a percentage of Total Equipment
Cost) of the Basic Rent (discounted monthly at a rate per annum equal to the Debt Rate) to exceed 100 basis points. No other adjustment under Section 2.6(a) would cause an increase in the net present value (expressed as a percentage of Total Equipment Cost) of the Basic Rent (discounted monthly at a rate per annum equal to the Debt Rate) to exceed 100 basis points.

         (i) No Adverse Accounting Treatment. The Lessee shall not have been advised by its independent accountants that the Lessee or its affiliates will not be afforded "off-balance sheet" accounting treatment with respect to the Lease and the transactions contemplated by the Operative Agreements; provided, that the Lessee shall not have deliberately caused the loss of "off-balance sheet" accounting treatment to provoke non-satisfaction of such condition precedent pursuant to this Section 4.4(i).

SECTION 5.   FINANCIAL AND OTHER REPORTS OF THE LESSEE.

     The Lessee agrees during the Lease Term and (if longer, in the event that the Lessee has assumed all of the rights and obligations of the Lessor under the Indenture in respect of the Equipment Notes) so long as any Equipment Note remains outstanding, that it will furnish directly to each Participant the following:

         (a) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year, a balance sheet of the

                                          Participation Agreement (TRLI 2001-1C)

Lessee as at the end of such quarter, together with the related consolidated statements of income and cash flows of the Lessee for the period beginning on the first day of such fiscal year and ending on the last day of such quarter, setting forth in each case (except for the balance sheet) in comparative form the figures for the corresponding periods of the previous fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles;

         (b) as soon as available and in any event within 120 days after the last day of each fiscal year, a copy of the Lessee's audited annual report covering the operations of the Lessee including a balance sheet, and related statements of income and retained earnings and statement of cash flows of the Lessee for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles applied on a consistent basis, which statements will have been certified by a firm of independent public accountants of recognized national standing selected by the Lessee;

         (c) within the time period prescribed in paragraph (a) above, a certificate, signed by the Treasurer or principal financial officer of the General Partner, (i) to the effect that such officer is not aware (without any obligation of due inquiry), as of the date of such certificate, of any Lease Default, and if a Lease Default shall exist, specifying such Lease Default, the nature and status thereof and what action Lessee is taking or plans to take with respect thereto and (ii) setting forth the Historical Coverage Ratio and the Projected Coverage Ratio as of the last Business Day of the immediately preceding calendar quarter;

         (d) within the time period prescribed in paragraph (b) above, a certificate, signed by the Treasurer or principal financial officer of the General Partner, (i) to the effect that the signer has reviewed the Operative Agreements and activities and records of the Lessee during the immediately preceding fiscal year and that, after due inquiry, such officer is not aware, as of the date of such certificate, of any Lease Default, and if a Lease Default shall exist, specifying such Lease Default, the nature and status thereof and what action Lessee is taking or plans to take with respect thereto, (ii) setting forth the Historical Coverage Ratio and the Projected Coverage Ratio as of the last Business Day of the preceding fiscal year and (iii) setting forth in summary terms the Lessee's compliance with Section 8.3 of the Lease as to new Subleases entered into by the Lessee, and sub-subleases entered into by any Sublessee, during such fiscal year, including without limitation as to whether such new Subleases are subject and subordinate to the terms of the Lease;

         (e) within the time periods presented in Section 7 of the Management Agreement, each of the reports referred to therein delivered by the Manager to the Lessee; and

                                          Participation Agreement (TRLI 2001-1C)

         (f) promptly after request therefor, such additional information with respect to the financial condition or business of the Lessee as the Owner Participant or the Indenture Trustee may from time to time reasonably request.

SECTION 6.   CERTAIN COVENANTS OF THE PARTICIPANTS, THE TRUSTEES AND THE LESSEE.

     Section 6.1 Restrictions on Transfer of Beneficial Interest. The Owner Participant agrees that it shall not, directly or indirectly, sell, convey, assign, pledge, mortgage or otherwise transfer all or any part of the Beneficial Interest (collectively, for purposes of this Section 6.1, a "transfer") prior to the expiration or earlier termination of the Lease Term without the Lessee's prior written consent (which consent shall not be unreasonably withheld); provided, however, no such consent shall be required in connection with any indirect transfer of the Beneficial Interest resulting from (i) any direct or indirect change of control of Philip Morris Capital Corporation or change of control of any direct or indirect parent of Philip Morris Capital Corporation or
(ii) any transfer of substantially all of the assets of Philip Morris Capital Corporation as an entirety; provided, further, that no such consent shall be required if the following conditions are satisfied:

         (a) the Person to whom such transfer is to be made (a "Transferee") is
(i) an institutional or corporate investor with tangible net worth or, in the case of a bank or lending institution, combined capital and surplus at the time of such transfer, of at least $75,000,000, determined in accordance with generally accepted accounting principles, as of the date of such transfer, or
(ii) an Affiliate of an institutional or corporate investor that satisfies the requirements set forth in clause (i) above if such investor guarantees pursuant to a guaranty in form and substance satisfactory to the Lessee the obligations of the Owner Participant under the Operative Agreements assumed by such Affiliate as required herein or (iii) an Affiliate of the Owner Participant; provided that in the event of a transfer pursuant to clause (iii) which does not qualify under clauses (i) or (ii), the Owner Participant shall remain liable for all of its obligations under this Agreement and the other Operative Agreements;

         (b) so long as no Lease Event of Default has occurred and is continuing, neither the Transferee nor any of its Affiliates shall compete (directly or indirectly) (other than as a passive investor or loan participant in the financing of equipment or facilities used in railcar leasing) with the Lessee or TILC (unless such non-competition requirement has been waived in writing by the Lessee and TILC) in any respect material to the full service railcar leasing business of the Lessee or TILC; provided, that no Transferee or Affiliate thereof shall be deemed to (i) be engaged in railcar leasing or (ii) hold (directly or indirectly) any material interest in any business

                                          Participation Agreement (TRLI 2001-1C)
that is competitive with Lessee's or TILC's railcar leasing business, solely by reason of any sale, lease or other disposition (or any actions in furtherance of any of the foregoing) of any of such Person's interest in any equipment or facilities directly or indirectly owned, leased or otherwise controlled pursuant to any such Person's passive investment or loan participation in the financing of any such equipment or facilities used in railcar leasing or any re-leasing or sale of any rail equipment which is returned to or repossessed by or on behalf of such Person from a lessee or borrower in connection with a lease financing or lender transaction entered into by such Person as a passive lessor, investor or lender;

         (c) each of the Indenture Trustee, the Owner Trustee and the Lessee shall have received 10 days (or, if a Lease Event of Default shall have occurred and is continuing and the proposed Transferee or any of its Affiliates would not, but for the occurrence of such Lease Event of Default, have satisfied the requirements set forth in Section 6.1(b) above or Section 6.1(l) below, fifteen
(15) Business Days) prior written notice of such transfer specifying the name and address of any proposed Transferee and such additional information as shall be necessary to determine whether the proposed transfer satisfies the requirements of this Section 6.1;

         (d) such Transferee enters into an agreement (i) in the form attached hereto as Exhibit C or (ii) otherwise in form and substance satisfactory to each of the Lessee and the Owner Trustee and not reasonably objected to by the Indenture Trustee whereby such Transferee confirms that it shall be deemed a party to this Agreement and each other Operative Agreement to which the transferring Owner Participant is a party, and agrees to be bound by all the terms of, and to undertake all of the obligations and liabilities of the transferring Owner Participant contained in, this Agreement and such other Operative Agreements and in which the Transferee shall make representations and warranties comparable to those of the Owner Participant contained herein and therein;

         (e) an opinion of counsel of the Transferee (which counsel shall be reasonably acceptable to the Lessee, the Owner Trustee and the Indenture Trustee and which may be internal counsel of the Transferee), confirming (i) the existence, corporate power and authority of, and due authorization, execution and delivery of all relevant documentation by, the Transferee (with appropriate reliance on certificates of corporate officers or public officials as to matters of fact), (ii) that each agreement referred to in Section 6.1(d) above is the legal, valid, and binding obligation of the Transferee, enforceable against the Transferee in accordance with its terms (subject to customary qualifications as to bankruptcy and equitable principles) and (iii) compliance of the transfer with applicable requirements of federal securities laws and securities laws of the Transferee's domicile, shall be provided, prior to such transfer, to each of the Lessee, the Owner Trustee and the Indenture Trustee, which opinion

                                          Participation Agreement (TRLI 2001-1C)
shall be in form and substance reasonably satisfactory to the Lessee, the Owner Trustee and the Indenture Trustee;

         (f) such transfer complies in all respects with and does not violate any applicable provisions of the federal securities laws and the securities law of any applicable state or any other applicable law;

         (g) except as specifically consented to in writing by each of the Lessee, the Owner Trustee, the Pass Through Trustee and the Indenture Trustee, the terms of the Operative Agreements shall not be altered;

         (h) after giving effect to such transfer, the Beneficial Interest and the beneficial interests with respect to the Other Trusts shall be held by not more than three Persons in the aggregate; provided that for the purpose of calculating the number of Persons under this Section 6.1(h), Persons that are Affiliates of each other shall be considered to be one Person;

         (i) all reasonable expenses of the parties hereto (including, without limitation, reasonable legal fees and expenses of special counsel) incurred in connection with each transfer of such Beneficial Interest shall be paid by the transferring Owner Participant;

         (j) such transfer either (i) does not involve the use of any funds which constitute assets of an employee benefit plan subject to Title I of ERISA or Section 4975 of the Code or (ii) if clause (i) is not applicable, will not constitute a prohibited transaction under ERISA or the Code;

         (k) as a result of and following such transfer, no Indenture Default attributable to the Owner Participant or the Owner Trustee shall have occurred and be continuing;

         (l) unless a Lease Event of Default shall have occurred and is continuing, the transfer does not involve the sale of the stock of any Owner Participant, the sole asset of which is all or a portion of the Beneficial Interest, to, or the merger of any such Owner Participant with or into, any Person who is a competitor of the Lessee or TILC as described in Section 6.1(b), provided that the Lessee may waive this requirement in writing;

         (m) the Transferee (i) is a "United States Person" within the meaning of Section 7701(a)(30) of the Code or (ii) is engaged in a United States trade or business for purposes of Subtitle A, Chapter 1, Subchapter N of the Code and is acquiring such Beneficial Interest in connection with such trade or business; and

                                          Participation Agreement (TRLI 2001-1C)

          (n) the Owner Participant shall deliver to the Lessee an Officer's Certificate certifying as to compliance with the transfer requirements contained herein; provided that no such Officer's Certificate is required in case of a transfer of the Beneficial Interest to the Lessee (or Lessee's designee) pursuant to Section 6.9.

     Upon any such transfer (i) except as the context otherwise requires, such Transferee shall be deemed the "Owner Participant" for all purposes, and shall enjoy the rights and privileges and perform the obligations of the Owner Participant to the extent of the interest transferred hereunder and under each other Operative Agreement to which the Owner Participant is a party, and, except as the context otherwise requires, each reference in this Agreement and each other Operative Agreement to the "Owner Participant" shall thereafter be deemed to include such Transferee for all purposes to the extent of the interest transferred, and (ii) the transferor, except to the extent provided in Section 6.1(i) hereof and except in the case of a transfer to a Transferee described in the proviso to Section 6.1(a)(iii) hereof, shall be released from all obligations hereunder and under each other Operative Agreement to which such transferor is a party or by which such transferor is bound solely to the extent such obligations are expressly assumed by a Transferee; and provided, further, that in no event shall any such transfer or assignment waive or release the transferor from any liability on account of any breach existing prior to such transfer of any of its representations, warranties, covenants or obligations set forth herein or in any of the other Operative Agreements or for any fraudulent or willful misconduct. Subject to Section 6.1(l), the provisions of this Section
6.1 shall not be construed to restrict the Owner Participant from consolidating with or merging into any other corporation or restricting another corporation from merging into or consolidating with the Owner Participant. Notwithstanding any transfer, the transferor Owner Participant shall be entitled to all benefits accrued and all rights vested prior to such transfer, including, without limitation, rights to indemnification under any of the Operative Agreements. No transfer hereunder shall, by virtue of the Transferee engaging in a business or activity not generally conducted by other institutional or corporate investors in lease transactions, increase the Lessee's indemnification obligations under
Section 7.1 or 7.2. The Owner Participant hereby acknowledges and agrees (and each Transferee by virtue of any transfer shall be deemed to have acknowledged and agreed) to the terms of the Collateral Agency Agreement.

     The Lessee agrees to provide notice to the Rating Agency of any proposed transfer by an Owner Participant no later than 5 days after Lessee's receipt of notice of such proposed transfer from an Owner Participant.

     Section 6.2 Lessor's Liens Attributable to the Owner Participant. The Owner Participant hereby unconditionally agrees with and for the benefit of each of


                                          Participation Agreement (TRLI 2001-1C)
the other parties to this Agreement that the Owner Participant shall not directly or indirectly create, incur, assume or suffer to exist any Lessor's Lien attributable to the Owner Participant on or against all or any portion of the Indenture Estate or the Equipment, and the Owner Participant agrees that it shall, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full any such Lessor's Lien; provided that the Owner Participant may contest any such Lessor's Lien in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Equipment or any interest therein or interference with the use, operation, or possession of the Equipment or any portion thereof by the Lessee under the Lease or the rights of the Indenture Trustee under the Indenture.

     Section 6.3 Lessor's Liens Attributable to Trust Company. Trust Company hereby unconditionally agrees with and for the benefit of each of the other parties to this Agreement that it shall not directly or indirectly create, incur, assume or suffer to exist any Lessor's Lien attributable to it on or against all or any portion of the Trust Estate or the Equipment, the Trust Company agrees that it shall, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full any such Lessor's Lien; provided that the Trust Company may contest any such Lessor's Lien in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Equipment or any interest therein or interference with the use, operation, or possession of the Equipment or any portion thereof by the Lessee under the Lease or the right of the Indenture Trustee under the Indenture.

     Section 6.4 Liens Created by the Indenture Trustee and the Loan
Participant.

          (a) The Indenture Trustee, in its individual capacity, covenants and agrees with each of the Lessee, the Owner Trustee, the Owner Participant and the Loan Participant that it shall not cause or permit to exist any Lien on or against all or any portion of the Equipment, the Pledged Equipment, the Trust Estate or the Indenture Estate arising as a result of (i) claims against the Indenture Trustee in its individual capacity not related to its interest in the Equipment, the Pledged Equipment and the Trust Estate, or to the administration of the Indenture Estate pursuant to the Indenture, (ii) acts of the Indenture Trustee in its individual capacity not contemplated by, or failure of the Indenture Trustee to take any action it is expressly required to perform by, any of the Operative Agreements, (iii) claims against the Indenture Trustee attributable to the actions of the Indenture Trustee in its individual capacity relating to Taxes or expenses that are not indemnified against by the Lessee pursuant to Section 7 or (iv) claims against the Indenture Trustee arising out of the transfer by the Indenture Trustee of all or any portion of its interest in the Equipment, the Pledged Equipment, the Indenture Estate or the Operative


                                          Participation Agreement (TRLI 2001-1C)

Agreements, other than a transfer permitted by the Operative Agreements and with respect to which the Indenture Trustee will, at its own cost and expense (and without any right of reimbursement from any other party hereto), promptly take such action as may be necessary duly to discharge any such Lien.

          (b) The Loan Participant covenants and agrees with each of the Lessee, the Owner Trustee, the Owner Participant and the Indenture Trustee that the Loan Participant shall not cause or permit to exist any Lien on or against all or any portion of the Equipment, the Pledged Equipment, the Trust Estate or the Indenture Estate arising as a result of (i) claims against the Loan Participant not related to its interest in the Equipment, the Pledged Equipment and the Trust Estate, (ii) acts of the Loan Participant not contemplated by, or failure of the Loan Participant to take any action it is expressly required to perform by, any of the Operative Agreements, (iii) claims against the Loan Participant relating to Taxes or expenses that are not indemnified against by the Lessee pursuant to Section 7, or (iv) claims against the Loan Participant arising out of the transfer by the Loan Participant of all or any portion of its interest in the Equipment, the Pledged Equipment, the Indenture Estate or the Operative Agreements, other than a transfer permitted by the Operative Agreements and with respect to which the Loan Participant will, at its own cost and expense (and without any right of reimbursement from the Lessee), promptly take such action as may be necessary duly to discharge any such Lien.

     Section 6.5 Covenants of Owner Trustee, Owner Participant and Indenture Trustee. Each of the Owner Participant and Trust Company, in its individual and trust capacities, hereby agrees, as to its own actions only and severally and not jointly, with (a) the Loan Participant and the Indenture Trustee (so long as the Equipment Notes remain outstanding), not to amend, supplement, or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of the Loan Participant or the Indenture Trustee without the prior written consent of such party and (b) with the Lessee, not to terminate or revoke the Trust Agreement or the trust created by the Trust Agreement prior to the payment in full and discharge of the Equipment Notes and all other indebtedness secured by the Indenture and the final discharge thereof. Each of the Trust Company and the Indenture Trustee agrees, for the benefit of the Lessee and the Owner Participant, to comply with the provisions of the Indenture and not to amend, supplement, or otherwise modify any provision of the Indenture except in the manner provided in Article IX thereof. Notwithstanding anything to the contrary contained herein or in any of the other Operative Agreements, the Indenture Trustee's obligation to take or refrain from taking any actions, or to use its discretion (including, but not limited to, the giving or withholding of consent or approval and the exercise of any rights or remedies under such Operative Agreement), and any liability therefor, shall, in addition to any other limitations provided herein or in any of the other Operative Agreements, be limited by the provisions of the Indenture.


                                          Participation Agreement (TRLI 2001-1C)

     Section 6.6 Amendments to Operative Agreements That Are Not Lessee Agreements. Unless a Lease Event of Default shall have occurred and be continuing, the Owner Trustee, the Indenture Trustee and the Participants shall not terminate the Operative Agreements to which the Lessee is not or will not be a party, or amend, supplement, waive or modify in any manner such Operative Agreements to which the Lessee is not or will not be a party, (i) except in accordance with such Operative Agreements in effect on the date hereof (as amended, modified or supplemented from time to time in accordance with the terms hereof and of such Operative Agreements), or (ii) adverse to the Lessee or to any of its rights or interests under any of the Operative Agreements, except with the prior written consent of the Lessee. Without limiting the generality of the foregoing, each of the Owner Participant and the Owner Trustee, the Pass Through Trustee and the Indenture Trustee (as applicable) agrees that, in any event, unless a Lease Event of Default shall have occurred and be continuing, it will not amend Section 2.10 or Article IX of the Indenture or Article IX of the Trust Agreement without the prior written consent of the Lessee.

     Section 6.7 Certain Representations, Warranties and Covenants. The Lessee hereby confirms its representations, warranties and covenants in Article 6 of the Collateral Agency Agreement, which are hereby incorporated in this Agreement by this reference as fully as if set forth herein in their entirety.

     Section 6.8 Covenants of the Manager. The Manager hereby confirms the covenants in Article 7 of the Management Agreement, which are hereby incorporated in this Agreement by this reference as fully as if set forth herein in their entirety.

     Section 6.9 Lessee's Purchase in Certain Circumstances.

          (a) If (A) the Owner Participant or any Affiliate thereof is or acquires, is acquired by, merges or otherwise consolidates with any company or Affiliate thereof who would not be an eligible "Transferee" by reason of Section 6.1(b) (and, in the case of an Affiliate, such entity continues to be an Affiliate of the Owner Participant after such acquisition, merger or consolidation), or (B) the Lessee shall have requested a waiver pursuant to
Section 12.3(c) of the Lease and the Lessor and the Owner Participant shall have refused to grant such waiver or shall have granted such waiver but shall have refused to further waive the requirement that amounts be deposited in the Special Insurance Reserves Account pursuant to the Collateral Agency Agreement in connection with the granting of the initial waiver, or (C) the Lessee shall have elected to purchase, or arrange a purchase of, the Beneficial Interest pursuant to Section 22.1 of the Lease, the Lessee may elect either to:


                                          Participation Agreement (TRLI 2001-1C)

               (i) keep the Lease and the Equipment Notes in place and require that the Owner Participant, and the Owner Participant agrees to, transfer its Beneficial Interest in accordance with the terms of Section 6.1 (other than provisions of Sections 6.1(a), (b), (i), (l) and (n)) to the Lessee or such other transferee as the Lessee may designate (such transfer to occur on a Determination Date which is designated by the Lessee by written notice to the Owner Participant not less than 60 days prior to such Determination Date) at a purchase price (the "Beneficial Interest Purchase Price") equal to (1) the Equity Portion of Termination Amount as of the date of such transfer, plus (2) in the case of clause (B) above, the excess, if any, of the Fair Market Sales Value of the Equipment calculated as of such date over the Termination Value as of such date, plus (3) the Equity Portion of Basic Rent accrued and unpaid therefor as of the date of such transfer (exclusive of any Basic Rent payable on such date), plus (4) without duplication or limitation of any amount under clauses (1) to (3) above, the sum of the Accumulated Equity Deficiency Amount and Late Payment Interest related thereto, plus (5) without duplication or limitation of any amount under clauses (1) to (4) above, that portion of Supplemental Rent due and unpaid on such date that is payable to the Owner Participant; provided, however, that, without regard to such Owner Participant's obligations under the Operative Agreements relating to the period prior to such transfer, any transfer of the Beneficial Interest pursuant to this Section 6.9 shall be without additional representations or warranties of or other liabilities or obligations on such Owner Participant other than those expressly set forth in the Owner Participant Agreements; provided, further, that in case such Owner Participant holds less than 100% of the Beneficial Interest (after excluding any Beneficial Interests held by the Lessee, TILC or any Affiliate of either thereof), the purchase price for such Owner Participant's Beneficial Interest shall be equal to (x) (i) the sum of the amounts calculated under clauses (1), (2), (3) and (4) above multiplied by (ii) a fraction equal to the portion such Owner Participant's Beneficial Interest bears to 100% of the Beneficial Interests, plus (y) without duplication or limitation of any amount under clause (x) above, that portion of Supplemental Rent due and unpaid on such date that is payable to such Owner Participant; or

               (ii) on a Determination Date which is designated by the Lessee by written notice to the Owner Trustee and the Indenture Trustee not less than 60 days prior to such Determination Date, purchase the Equipment for a purchase price equal to (I) the Termination Amount calculated as of such Determination Date, plus (II) in the case of clause (B) of the lead paragraph of this Section 6.9(a), the excess, if any, of the Fair Market Sales Value of the Equipment calculated as of such date over the Termination Value as of such Determination Date, plus (III) without duplication or limitation, all other amounts due and owing by the Lessee under the Operative Agreements with respect to the Equipment, including, without limitation, all accrued and unpaid Basic Rent therefor as of such Determination Date (exclusive of any Basic Rent payable on such date), Make-Whole Amount then payable on the


                                          Participation Agreement (TRLI 2001-1C)

Equipment Notes pursuant to Section 2.10(c) of the Indenture with respect to the Equipment and Late Payment Premium, if any, due and owing under the Operative Agreements with respect to the Equipment so that, after receipt and application of all such payments the Owner Participant shall be entitled under the terms of the Collateral Agency Agreement to receive, and does receive, in respect of all such Units, the sum of the Accumulated Equity Deficiency Amount (without duplication of any amount provided under clauses (I) - (III) above) and Late Payment Interest related thereto and any other amounts of Supplemental Rent due and unpaid on such Determination Date that are payable to the Owner Participant.

          (b) If the Lessee elects to exercise the option to purchase the Equipment (as opposed to such Owner Participant's Beneficial Interest) as provided in Section 6.9(a), the Lessee shall, as the purchase price therefor pay the purchase price, as specified in Section 6.9(a)(ii), with respect to the Equipment, together with all other amounts due and owing by the Lessee under the Operative Agreements.

          (c)  In connection with any purchase of the Equipment under this
Section 6.9, the Lessee will make the payments required by Section 6.9(a)(ii) in immediately available funds against delivery of a bill of sale transferring and assigning to the Lessee all right, title and interest of the Lessor in and to the Equipment on an "as-is" "where-is" basis and containing a warranty with respect to the absence of any Lessor's Lien. In such event, the costs of preparing the bill of sale or other transfer documents and all other documentation relating to such purchase and the costs of any necessary filings related thereto will be borne by the Lessee.

          If the Lessee shall fail to fulfill its obligations under Sections 6.9(b) and (c), all of the Lessee's obligations under the Lease and the Operative Agreements, including, without limitation, the Lessee's obligation to pay installments of Rent, with respect to the Equipment shall continue.

     Section 6.10 Owner Participant as Affiliate of Lessee. So long as there are any Notes outstanding, if at any time the original or any successor Owner Participant shall be an Affiliate of the Lessee, the Manager or the Administrator such Owner Participant and the Lessee agree that, notwithstanding
Section 9.5 of the Indenture, they will not vote its Beneficial Interest in any respect if there is another Owner Participant not affiliated with the Lessee, the Manager or the Administrator and, if there is no such Owner Participant, they will not vote its Beneficial Interest to modify, amend or supplement any provision of the Lease, this Agreement or any other Operative Agreement or give or withhold, or permit the Owner Trustee to give or withhold, any consent, waiver, authorization or approval thereunder unless such action shall have been consented to by the Pass Through Trustee; provided that the restrictions of this
Section 6.10 shall not apply with respect to any such modification,


                                          Participation Agreement (TRLI 2001-1C)
amendment, supplement, consent, waiver, authorization or approval to the extent pertaining to any Excepted Property.

     Section 6.11 Records; U.S. Income Tax Information. Each of the Lessee, TRMI and TILC covenants that it will maintain or cause to be maintained and retain sufficient factual records (to the extent such records are maintained by the Lessee, TRMI and TILC respectively, any sublessee, or any trustee for or Affiliate of any thereof, in the ordinary course of their respective businesses) to enable the Owner Participant to prepare required United States federal, state and local tax returns. Upon request of the Owner Participant, the Lessee, TRMI and TILC, respectively, shall deliver such records to the Owner Participant at the expense of the Owner Participant. In addition, as soon as practicable, the Lessee, TRMI and TILC, respectively, shall provide or cause to be provided (at the expense of the Lessee) to the Owner Participant such information (in form and substance reasonable satisfactory to the Owner Participant) as the Owner Participant may reasonably request from and as shall be reasonably available to the Lessee, TRMI and TILC, respectively, to enable the Owner Participant to fulfill its tax return filing obligations, to respond to requests for information, to verify information in connection with any income tax audit and to participate effectively in any tax contest. Such information may include, without limitation, information as to the location of and use of the Equipment from time to time (to the extent such information is available on the basis of the records regularly maintained by the Lessee, TRMI and TILC, respectively, any sublessee, or any trustee for or Affiliate of any thereof, in the ordinary course of their respective businesses).

     Section 6.12 Replacement of Manager.

          (a) Manager Replacement Event. So long as any Equipment Notes remain outstanding, if a Manager Replacement Event has occurred and is continuing, the Pass Through Trustee shall have the right, but not the obligation, to require the Lessee to replace the Manager as provided in this Section 6.12 but only if the Other Pass Through Trustee, simultaneously therewith exercises its right under Section 6.12 of the respective Other Participation Agreements.

          (b) Replacement Manager. The Pass Through Trustee and the Other Pass Through Trustee shall send a written notice of their decision to replace the Manager pursuant to this Section 6.12 (a "Manager Replacement Notice") to the Lessee, the Manager, the Rating Agency, each Owner Participant, each Other Owner Participant, the Owner Trustee, the Other Owner Trustees, the Indenture Trustee and the Other Indenture Trustees. If each Owner Participant and each Other Owner Participant agree with such decision of the Pass Through Trustee and the Other Pass Through Trustee to replace the Manager, the Lessee shall, within 10 Business Days


                                          Participation Agreement (TRLI 2001-1C)
after it received confirmation of such agreement by each Owner Participant and each Other Owner Participant, provide a written notice (a "Lessee Proposed Replacement Manager Notice") proposing one or more replacement Managers (each, a "Replacement Manager") to the Indenture Trustee, the Other Indenture Trustees, the Rating Agency, each Owner Participant, the Other Owner Participants, the Owner Trustee, the Other Owner Trustees, the Pass Through Trustee and the Other Pass Through Trustee; provided, that each proposed Replacement Manager must satisfy the requirements of Section 8.4(b) of the Management Agreement imposed on a Successor Manager. A Lessee Proposed Replacement Manager Notice must contain the names of the proposed Replacement Managers, the information that may be reason ably required to confirm that the Replacement Managers satisfy the requirements of Section 8.4(b) of the Management Agreement imposed on a Successor Manager and other information that the Pass Through Trustee, the Other Pass Through Trustee, any Owner Participant or any Other Owner Participant may reasonably request. Within 30 calendar days after the delivery of the Lessee Proposed Replacement Manager Notice, the Pass Through Trustee and the Other Pass Through Trustee, acting jointly, and each Owner Participant and each Other Owner Participant, acting jointly, shall notify the Lessee in writing (a "Response Notice") whether they accept any of the proposed Replacement Managers with indication of which Replacement Managers are acceptable or they do not accept any of the proposed Replacement Managers; provided, however, that the Pass Through Trustee, the Other Pass Through Trustee, any Owner Participant and any Other Owner Participant may refuse to accept any proposed Replacement Manager
(i) in their sole discretion, if such proposed Replacement Manager shall have a rating of long-term Dollar-denominated senior unsecured debt obligations below BBB- by S&P or Baa3 by Moody's, or (ii) in their reasonable discretion, if the proposed Replacement Manager shall have a rating of long-term
Dollar-denominated senior unsecured debt obligations equal to or above BBB- by S&P and Baa3 by Moody's. If the Pass Through Trustee, the Other Pass Through Trustee, each Owner Participant and each Other Owner Participant (x) accept a proposed Replacement Manager or (y) any of them fails to deliver a Response Notice to the Lessee within the required period, the Lessee shall within 60 calendar days (after the delivery of the Response Notice or the expiration of the required period) replace the Manager with the Replacement Manager; provided, however, that in the event described under clause (x) immediately above, such Replacement Manager shall be the Replacement Manager accepted by the Pass Through Trustee, the Other Pass Through Trustee, each Owner Participant and each Other Owner Participant in the Response Notice, and in the event described under clause (y) immediately above, such Replacement Manager may be any of the Replacement Managers from the Replacement Managers proposed by Lessee in the Lessee Proposed Replacement Manager Notice. Any Replacement Manager shall execute and deliver to the Lessee and to the replaced Manager an instrument accepting such appointment, including customary confidentiality provisions in favor of the replaced Manager and the Lessee, and


                                          Participation Agreement (TRLI 2001-1C)
thereupon such Replacement Manager, without further act, shall become vested with all the rights, powers, duties and trusts of the replaced Manager under the Management Agreement on the same terms and conditions as the replaced Manager (or such other commercially reasonable terms and conditions as the Replacement Manager may reasonably require and which are reasonably acceptable to the Pass Through Trustee, the Other Pass Through Trustee, each Owner Participant and each Other Owner Participant) with like effect as if originally named the Manager therein except that in any event any Replacement Manager shall not be a "Guaranteed Party" for purposes of the Trinity Guaranty or the Other Trinity Guaranty.

          (c) Alternative Replacement Manager. If the Pass Through Trustee, the Other Pass Through Trustee, each Owner Participant and each Other Owner Participant deliver a Response Notice to the Lessee within the period required in Section 6.12(b) refusing to accept all proposed Replacement Managers in accordance with Section 6.12(b), the Pass Through Trustee and the Other Pass Through Trustee, acting jointly, and each Owner Participant and each Other Owner Participant, acting jointly, shall also propose in such Response Notice an alternative replacement Manager ("Alternative Replacement Manager"); provided, that any Alternative Replacement Manager shall satisfy the requirements of
Section 8.4(b) of the Management Agreement imposed on a Successor Manager. Such Response Notice must contain the name of the proposed Alternative Replacement Manager, the information that may be reasonably required to confirm that the Alternative Replacement Manager satisfies the requirements of Section 8.4(b) of the Management Agreement imposed on a Successor Manager and the other information that the Lessee may reasonably request. The Lessee shall replace the Manager with the Alternative Replacement Manager within 60 calendar days after the delivery of the Response Notice. Any Alternative Replacement Manager appointed pursuant to this Section 6.12(c) shall execute and deliver to the Lessee and to the replaced Manager an instrument accepting such appointment, including customary confidentiality provisions in favor of the replaced Manager and the Lessee, and thereupon such Alternative Replacement Manager, without further act, shall become vested with all the rights, powers, duties and trusts of the replaced Manager under the Management Agreement on the same terms and conditions as the replaced Manager (or such other commercially reasonable terms and conditions as the Alternative Replacement Manager may reasonably require and which are reasonably acceptable to the Pass Through Trustee, the Other Pass Through Trustee, each Owner Participant and each Other Owner Participant) with like effect as if originally named the Manager therein except that in any event any Alternative Replacement Manager shall not be a "Guaranteed Party" for purposes of the Trinity Guaranty or the Other Trinity Guaranty.

          (d) Waiver by the Pass Through Trustee and the Other Pass Through Trustee. Any of the Pass Through


                                          Participation Agreement (TRLI 2001-1C)

Trustee or the Other Pass Through Trustee may at any time (i) withdraw any Manager Replacement Notice without penalty to the Pass Through Trustee and the Other Pass Through Trustee, and the Lessee shall have no obligation to replace the Manager under this Section 6.12 or (ii) waive any or all of its rights under this Section 6.12.

          (e) No Notes Outstanding. If after the replacement of the Manager with a Replacement Manager or an Alternative Replacement Manager pursuant to this Section 6.12, there are no Notes outstanding, the Lessee shall have the right, but not the obligation, at its sole cost and expense to terminate such Replacement Manager or Alternative Replacement Manager and return the Manager so replaced without penalty to the Lessee.

     Section 6.13 Acknowledgment of Equity Collateral Security Documents. Each of the parties to this Agreement acknowledges and agrees that (a) the Equity Collateral Security Documents are included in the Operative Agreements and (b) any rights of the Owner Trustee and/or Owner Participant or any other Equity Beneficiary (i) to payment or performance under the Equity Collateral Security Documents or (ii) to amend, waive or otherwise modify any provision of the Equity Collateral Security Documents are included in Excepted Property. It is expressly understood that (x) the exercise of any rights and remedies under the Collateral Agency Agreement and the other Operative Agreements (other than the Equity Collateral Security Documents) shall not restrict, limit or preclude the exercise of any rights and remedies under the Equity Collateral Security Documents and (y) the exercise of any rights and remedies under the Equity Collateral Security Documents shall not restrict, limit or preclude the exercise of any rights and remedies under the Collateral Agency Agreement and the other Operative Agreements (other than the Equity Collateral Security Documents), in each case without duplication of any amounts otherwise payable under the Operative Agreements.


SECTION 7. LESSEE'S INDEMNITIES.

     Section 7.1 General Tax Indemnity.

          (a) Tax Indemnitee Defined. For purposes of this Section 7.1, "Tax Indemnitee" means the Pass Through Trustee, both in its individual capacity and as trustee, the Owner Participant, its Affiliates (including, without limitation, Philip Morris Capital Corporation, Grant Holdings, Inc., Trimaran Leasing Investors, L.L.C. I, Trimaran Leasing Investors, L.L.C. II and Trimaran Leasing, L.P.), the Owner Trustee, the Trust Company, the Indenture Trustee, both in its individual capacity and as trustee, each of their successors or assigns permitted under the terms of the Operative Agreements, any officer, director, employee or agent of any of the foregoing, the Trust Estate and the Indenture Estate; "Equity Tax Indemnitee" means the Owner Participant, its Affiliates, the Owner Trustee, the Trust Company, and


                                          Participation Agreement (TRLI 2001-1C)
each of their respective successors, assigns, officers, directors, employees and agents and the Trust Estate; "Lender Tax Indemnitee" means each Tax Indemnitee which is not an Equity Tax Indemnitee.

          (b) Taxes Indemnified. Except as provided below, all payments by the Lessee to any Tax Indemnitee in connection with the transactions contemplated by the Operative Agreements shall be free of withholdings of any nature whatsoever (and at the time that any payment is made upon which any withholding is required the Lessee shall pay an additional amount such that the net amount actually received will, after such withholding and on an After-Tax Basis, equal the full amount of the payment then due) and shall be free of expense to each Tax Indemnitee for collection or other charges. The Lessee shall defend, indemnify and save harmless each Tax Indemnitee from and against, and as between the Lessee and each Tax Indemnitee the Lessee hereby assumes liability with respect to, all fees (including, without limitation, license fees and registration fees), taxes (including, without limitation, income, gross receipts, franchise, sales, use, value added, property and stamp taxes), assessments, levies, imposts, duties, charges or withholdings of any nature whatsoever, together with any and all penalties, additions to tax, fines or interest thereon ("Taxes") imposed against any of the Tax Indemnitees, any item of Equipment or Pledged Equipment or the Lessee, upon, arising from or relating to

               (i)  any item of the Equipment or the Pledged Equipment,

               (ii) the construction, manufacture, financing, purchase, delivery, ownership, acceptance, rejection, possession, improvement, use, operation, leasing, subleasing, condition, maintenance, repair, refinancing, registration, sale, return, replacement, storage, abandonment or other application or disposition of any item of the Equipment or the Pledged Equipment,

               (iii) the rental payments, receipts or earnings arising from any item of the Equipment or the Pledged Equipment or payable pursuant to the Operative Agreements, or

               (iv) the Operative Agreements, the Equipment Note or any Sublease or any Pledged Equipment Lease or otherwise with respect to or in connection with the transactions contemplated thereby.

          (c) Taxes Excluded. The indemnity provided in Section 7.1(b) shall not include:


                                          Participation Agreement (TRLI 2001-1C)

               (i) as to any Equity Tax Indemnitee, any Income Tax imposed by the United States federal government (but not excluding any Income Tax required to make a payment on an After-Tax Basis);

               (ii) as to any Equity Tax Indemnitee, any Income Tax imposed by any state, local or foreign government or taxing authority or subdivision thereof; provided, however, that this exclusion shall not apply to the extent such Taxes (but not including Income Taxes imposed on net income) are attributable to (I) the use or location of any item of the Equipment or the activities of the Lessee or its Affiliates or any sublessee in the taxing jurisdiction, (II) the presence or organization of the Lessee or any sublessee in the taxing jurisdiction, (III) the status of the Lessee or any sublessee as a foreign entity or as an entity owned by a foreign person or (IV) Lessee or sublessee having made (or deemed to have made) payments to the Tax Indemnitee from the relevant jurisdiction; provided, further, however, that the preceding proviso shall not apply to any jurisdiction where the Owner Trust, the Owner Trustee (other than in its individual capacity) or the Owner Participant has its legal domicile or principal place of business (determined without regard to the transactions contemplated by the Operative Agreement);

               (iii) as to any Equity Tax Indemnitee, any Tax that is imposed as a result of the sale, transfer or other disposition, by the Lessor or the Owner Participant of any of its rights with respect to any item of Equipment, Equity Collateral or the Owner Participant's interest in the Trust Estate unless such sale, transfer or other disposition is a result of an Event of Default, results from any substitution, repair or replacement of any item of Equipment under the Lease, or results from any sale, transfer or disposition required under the Lease (including but not limited to Section 10 of the Lease);

               (iv) as to any Equity Tax Indemnitee, any Taxes to the extent they exceed the Taxes that would have been imposed had an Equity Tax Indemnitee not transferred, sold or disposed of its interest or rights in any item of the Equipment to a non-U.S. Person;

               (v) Taxes imposed on a Lender Tax Indemnitee with respect to any period after the payment in full of the Equipment Notes; provided that the exclusion set forth in this clause (v) shall not apply to Taxes to the extent such Taxes relate to events occurring or matters arising prior to or simultaneously with the applicable time of payment of the Equipment Notes or relate to any payment made by the Lessee after such date;

               (vi) as to any Tax Indemnitee, Taxes to the extent caused by any misrepresentation or breach of warranty or covenant by such Tax


                                          Participation Agreement (TRLI 2001-1C)

Indemnitee or a Related Party under any of the Operative Agreements or by the gross negligence or willful misconduct of such Tax Indemnitee or a Related Party;

               (vii) as to any Lender Tax Indemnitee, Taxes which become payable as a result of a sale, assignment, transfer or other disposition (whether voluntary or involuntary) by such Lender Tax Indemnitee of all or any portion of its interest in the Equipment or any part thereof, the Pledged Equipment or any part thereof, the Trust Estate, the Indenture Estate or any of the Operative Agreements or rights created thereunder, other than as a result of (A) the substitution, modification or improvement of the Equipment or any part thereof or the Pledged Equipment or any part thereof, (B) a modification to the Operative Agreements, or (C) a disposition which occurs as the result of the exercise of remedies upon a Lease Event of Default; provided, that, notwithstanding the foregoing, the Lessee shall not be obligated to indemnify any Lender Tax Indemnitee with respect to net income taxes imposed within the United States as the result of a sale, assignment, transfer or other disposition by such Lender Tax Indemnitee or any Taxes imposed as a result of the status of the Lender Tax Indemnitee as other than a resident of the United States for tax purposes;

               (viii) as to any Lender Tax Indemnitee, Taxes imposed as the result of such Lender Tax Indemnitee not being a resident of the United States for tax purposes;

               (ix) as to any Lender Tax Indemnitee, Income Taxes or transfer taxes relating to any payments of principal, interest or Make Whole Amount, if any, on the Equipment Notes or the Pass Through Certificates paid to any such Tax Indemnitee that are imposed by (A) any other jurisdiction in which such Indemnitee is subject to such Taxes as a result of it or an Affiliate being organized in such jurisdiction or conducting activities in that jurisdiction unrelated to the transactions contemplated by the Operative Agreements, (B) the United States federal government or (C) any state or local government within the United States;

               (x) Taxes to the extent directly resulting from or that would not have been imposed but for (x) in the case of Taxes imposed on or with respect to any Equity Tax Indemnitee, the existence of any Lessor Liens with respect to such Equity Tax Indemnitee, (y) in the case of Taxes imposed on or with respect to any Lender Tax Indemnitee, the existence of any Liens attributable to the Indenture Trustee or Liens attributable to the Pass Through Trustee;

               (xi) Taxes imposed on a Tax Indemnitee to the extent that such Taxes would not have been imposed upon such Tax Indemnitee but for any failure of such Tax Indemnitee or a Related Party to comply with (x) any certification, information, documentation, reporting or other similar requirements


                                          Participation Agreement (TRLI 2001-1C)
concerning the nationality, residence, identity or connection with the jurisdiction imposing such Taxes, if such compliance is required under the laws or regulations of such jurisdiction to obtain or establish relief or exemption from or reduction in such Taxes and the Tax Indemnitee or such Related Party was eligible to comply with such requirement or (y) any other certification, information, documentation, reporting or other similar requirements under the Tax laws or regulations of the jurisdiction imposing such Taxes that would establish entitlement to otherwise applicable relief or exemption from such Taxes; provided, however, that the exclusion set forth in this clause (xii) shall not apply (I) if such failure to comply was due to a failure of the Lessee to provide reasonable assistance on request in complying with such requirement,
(II) if, in the case of Taxes imposed on the Owner Participant, in the good faith judgment of the Owner Participant there is a risk of adverse consequence to the Owner Participant or any Affiliate from such compliance against which the Owner Participant is not satisfactorily indemnified, (III) in the case of Taxes imposed on the Owner Participant, if any such failure to comply on the part of the Owner Trustee was the result of the Owner Trustee's gross negligence or failure to act in accordance with instructions of the Owner Participant, or
(IV) in the case of any Tax Indemnitee, unless Lessee shall have given such Tax Indemnitee prior written notice of such requirements;

               (xii) Taxes that are imposed with respect to any period after the earlier of (x) return of the Equipment to the Lessor in accordance with, and at a time and place contemplated by the Lease (including the payment of all amounts due at such time) and (y) the termination of the Term pursuant to Section 6, 10, 11, 15 or 22 of the Lease and the discharge in full of Lessee's payment obligation's thereunder unless the Equipment is thereafter required to be returned, in which case, after such return; provided, however, that the exclusion set forth in this clause (xii) shall not apply to Taxes to the extent such Taxes relate to events occurring or matters arising prior to or simultaneously with such return or termination;

               (xiii) as to any Lender Tax Indemnitee, Taxes in the nature of an intangible or similar tax upon or with respect to the value of the interest of such Lender Tax Indemnitee in the Indenture Estate, in any Equipment Note or Pass Through Certificate imposed as a result of such Lender Tax Indemnitee or any Affiliate of such Lender Tax Indemnitee being organized in, or conducting activities unrelated to the contemplated transactions in, the jurisdiction imposing such Taxes;

               (xiv) Taxes imposed on the Owner Trustee or the Indenture Trustee that are on, based on or measured by any trustee fees for services rendered by such Tax Indemnitee in its capacity as trustee under the Operative Agreements;


                                          Participation Agreement (TRLI 2001-1C)

               (xv) Taxes imposed on any Tax Indemnitee, or any other person who, together with such Tax Indemnitee, is treated as one employer for employee benefit plan purposes, as a result of, or in connection with, any "prohibited transaction," within the meaning of the provisions of the Code or regulations thereunder or as set forth in Section 406 of ERISA or the regulations implementing ERISA or Section 4975 of the Code or the regulations thereunder;

               (xvi) Taxes for so long as (x) such Taxes are being contested in accordance with the provisions of Section 7.1(e) hereof, (y) the Lessee is in compliance with its obligations under Section 7.1(e), and (z) the payment of such Taxes is not required pursuant to Section 7.1(e);

               (xvii) Taxes as to which such Tax Indemnitee is indemnified pursuant to the Tax Indemnity Agreement;

               (xviii) any Taxes imposed on or with respect to any Certificateholder; and

               (xix) Taxes imposed as a result of the authorization or giving of any future amendments, supplements, waivers or consents with respect to any Operative Agreement other than (w) those which are legally required, (x) in connection with the exercise of remedies pursuant to Section 15 of the Lease,
(y) such as have been proposed by the Lessee or consented to by the Lessee or
(z) those that are required pursuant to the terms of the Operative Agreements.

          (d) Payments to Tax Indemnitee. The Lessee agrees to pay, on demand, any and all Taxes indemnified under this Section 7.1 ("Indemnified Taxes"), and to keep at all times all and every part of each item of the Equipment and Pledged Equipment free and clear of all Indemnified Taxes which might in any way affect the interest of any Tax Indemnitee therein or result in a Lien upon any such item of the Equipment or Pledged Equipment; provided, however, that the Lessee shall be under no obligation to pay any Tax so long as either the Tax Indemnitee or the Lessee is contesting in good faith and by appropriate legal proceedings such tax and the nonpayment thereof does not, in the reasonable opinion of the Tax Indemnitee, materially adversely affect the interest of any Tax Indemnitee hereunder or under the Indenture.

          Subject to Section 7.1(e), if any Indemnified Taxes shall have been charged or levied against any Tax Indemnitee directly and paid by such Tax Indemnitee after such Tax Indemnitee shall have given written notice thereof to the Lessee and the same shall have remained unpaid for a period of ten Business Days thereafter, the Lessee shall reimburse such Tax Indemnitee payment.


                                          Participation Agreement (TRLI 2001-1C)

          (e) Contests. If a written claim is made by any taxing authority against a Tax Indemnitee for any Taxes with respect to which the Lessee may be required to indemnify against hereunder (a "Tax Claim"), such Tax Indemnitee shall give the Lessee written notice of such Tax Claim promptly (but in any event within twenty (20) days) after its receipt, and shall furnish Lessee with copies of such Tax Claim and all other writings received from the taxing authority to the extent relating to such claim (but failure to so notify the Lessee shall relieve the Lessee of its obligations hereunder only to the extent it effectively precludes a contest of the claim). The Tax Indemnitee shall not pay such Tax Claim until at least thirty (30) days after providing the Lessee with such written notice, unless (a) the Tax Indemnitee is required to do so by law or regulation and (b) in the written notice described above, the Tax Indemnitee has notified the Lessee of such requirement. If the Lessee shall so request within 30 days after receipt of such notice, then such Tax Indemnitee shall in good faith at Lessee's expense contest such Tax; provided, however, that to the extent the contest involves only Taxes constituting property taxes, sales taxes, or use taxes and does not involve any taxes or other issues relating to a Tax Indemnitee which are unrelated to the transactions contemplated by the Operative Agreements and if no Equity Insufficiency Circumstance exists, such contest shall be undertaken by the Lessee at the Lessee's expense and at no-after-tax cost to the Lessor or the Owner Participant, but if such contest would involve any other type of Tax or any taxes or issues relating to a Tax Indemnitee which are unrelated to the transactions contemplated by Operative Agreements or if an Equity Insufficiency exists, then such Tax Indemnitee may, in its sole discretion, control such contest (including selecting the forum for such contest, and determining whether any such contest shall be conducted by (i) paying such Tax under protest or (ii) resisting payment of such Tax or (iii) paying such Tax and seeking a refund thereof; provided, further, however, that at such Tax Indemnitee's option, such contest shall be conducted by the Lessee in the name of such Tax Indemnitee). In no event shall such Tax Indemnitee be required or the Lessee be permitted to contest any Tax for which the Lessee is obligated to indemnify pursuant to this Section unless: (i) the Lessee shall have acknowledged in writing its liability to such Tax Indemnitee for an indemnity payment pursuant to this Section as a result of such claim if and to the extent such Tax Indemnitee or the Lessee, as the case may be, shall not prevail in the contest of such claim; provided, however, that the Lessee shall not be required to indemnify for such Taxes to the extent the results of the contest clearly and unambiguously demonstrate that the Tax is not an indemnified Tax; (ii) such Tax Indemnitee shall have received the opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to the Lessee furnished at the Lessee's sole expense, to the effect that a reasonable basis exists for contesting such claim or, in the event of an appeal of a court decision, that it is more likely than not that an appellate court or an administrative agency with appellate jurisdiction, as the case may be, will reverse or substantially modify the adverse determination;
(iii) the Lessee shall have agreed to pay such Tax Indemnitee on demand (and at no after-tax


                                          Participation Agreement (TRLI 2001-1C)
costs to the Lessor and the Owner Participant) all reasonable costs and expenses that such Tax Indemnitee may incur in connection with contesting such claim (including, without limitation, all costs, expenses, reasonable legal and accounting fees, disbursements, penalties, interest and additions to the Tax);
(iv) no Lease Default described in Section 14(a), 14(b), 14(g) or 14(h) of the Lease or a Lease Event of Default shall have occurred and shall have been continuing, unless the Lessee shall have posted a satisfactory bond or other security with respect to the costs of such contest and the Taxes which may be required to be indemnified; (v) such Tax Indemnitee shall have determined that the action to be taken will not result in any substantial danger of sale, forfeiture or loss of, or the creation of any Lien, or the Lessee shall have or otherwise made a provision to protect the interest of such Tax Indemnitee (in a manner satisfactory to such Tax Indemnitee), on the Equipment or any portion thereof or any interest therein; (vi) the amount of such claims alone, or, if the subject matter thereof shall be of a continuing or recurring nature, when aggregated with substantially identical potential claims shall be (A) at least $5,000 in the event of a Lessee controlled contest, or (B) $25,000 in the event of a Tax Indemnitee controlled contest; and (vii) if such contest shall be conducted in a manner requiring the payment of the claim, the Lessee shall have paid the amount required (and at no after-tax costs to the Lessor and the Owner Participant). The Lessee shall cooperate with the Tax Indemnitee with respect to any contest controlled and conducted by the Tax Indemnitee and the Tax Indemnitee shall consult with the Lessee regarding the conduct of such contest. The Tax Indemnitee shall cooperate with respect to any contest controlled and conducted by the Lessee and the Lessee shall consult with the Tax Indemnitee regarding the conduct of such contest.

          Notwithstanding anything to the contrary contained in this Section 7.1, no Tax Indemnitee shall be required to contest any claim if the subject matter thereof shall be of a continuing or recurring nature and shall have previously been adversely decided to the Tax Indemnitee pursuant to the contest provisions of this Section unless there shall have been a change in the law (including, without limitation, amendments to statutes or regulations, administrative rulings or court decisions) enacted, promulgated or effective after such claim shall have been so previously decided, and such Tax Indemnitee shall have received an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to the Lessee, furnished at the Lessee's sole expense, to the effect that such change is favorable to the position which such Tax Indemnitee or the Lessee, as the case may be, had asserted in such previous contest and as a result of such change, there is a reasonable basis to contest such claim.

          Notwithstanding anything contained in this Section 7.1, a Tax Indemnitee will not be required to contest the imposition of any Tax and shall be permitted to settle or compromise any claim without the Lessee's consent if such Tax Indemnitee (A) shall waive its right to indemnity under this Section
7.1 with respect


                                          Participation Agreement (TRLI 2001-1C)
to such Tax (and any directly related claim and any claim the outcome of which is determined based upon the outcome of such claim) and (B) shall pay to the Lessee any amount previously paid or advanced by the Lessee pursuant to this
Section 7.1 with respect to such Tax, plus interest at the rate that would have been payable by the relevant taxing authority with respect to a refund of such Tax.

          (f) Payments to Lessee. With respect to any payment or indemnity hereunder, such payment or indemnity shall have included an amount payable to the Tax Indemnitee sufficient to hold such Tax Indemnitee harmless on an After-Tax Basis from all Taxes required to be paid by such Tax Indemnitee with respect to such payment or indemnity under the laws of any federal, state or local government or taxing authority in or of the United States, or under the laws of any taxing authority or governmental subdivision in or of a foreign country; provided that, if any Tax Indemnitee realizes and recognizes a permanent tax benefit by reason of such payment or indemnity (whether such tax benefit shall be by means of a foreign tax credit, investment tax credit, depreciation or recovery deduction or otherwise), such Tax Indemnitee shall pay to the Lessee an amount equal to the sum of such tax benefit plus any tax benefit realized as the result of any payment made pursuant to this proviso, when, as, if and to the extent realized; provided further that, (i) if at the time such payment shall be due to the Lessee, a Lease Event of Default shall have occurred and be continuing, such amount shall not be payable until such Lease Event of Default shall have been cured, and (ii) the amount which such Tax Indemnitee shall be required to pay to the Lessee shall not exceed the amounts which the Lessee has theretofore paid such Tax Indemnitee hereunder with respect to such indemnity or a substantially identical indemnity.

          For purposes of this Section 7.1, in determining the order in which the consolidated (for federal income tax purposes) group to which such Tax Indemnitee belongs utilizes withholding or other foreign taxes as a credit against such group's United States income taxes, such Tax Indemnitee (and such group) shall be deemed to utilize (i) first, all foreign taxes other than those described in clauses (ii) and (iii) below; provided, however, that such other foreign taxes which are carried back to the taxable year for which a determination is being made pursuant to such clause (i) shall be deemed utilized after the foreign taxes described in clause (ii) below, (ii) then, on a pari passu basis, the foreign taxes indemnified hereunder together with all other foreign taxes (including fees, taxes and other charges hereunder) with respect to which such Tax Indemnitee (or any member of such group) is entitled to obtain indemnification pursuant to an indemnification provision contained in any lease, loan agreement, financing document or participation agreement (including, without limitation, this Agreement) pursuant to which there is an agreement that foreign taxes shall be, or shall be deemed to be, utilized on a basis no less favorable to the indemnitor than those contemplated in this paragraph, and (iii) third, foreign taxes attributable to transactions entered into by such Tax


                                          Participation Agreement (TRLI 2001-1C)

Indemnitee (or any member of such group) which did not provide for foreign taxes to be utilized or deemed utilized on at least a pari passu basis.

          (g) Reports. In the event any reports with respect to Indemnified Taxes are required to be made, the Lessee will either prepare and file such reports (and in the case of reports which are required to be filed on the basis of individual items of Equipment, such reports shall be prepared and filed in such manner as to show, if required, the interest of each Tax Indemnitee in such items of Equipment) or, if it shall not be permitted to file the same, it will notify each Tax Indemnitee of such reporting requirements, prepare such reports in such manner as shall be satisfactory to each Tax Indemnitee and deliver the same to each Tax Indemnitee within a reasonable period prior to the date the same is to be filed. The Lessee shall provide such information as the Owner Participant or the Lessor may reasonably require from the Lessee to enable the Owner Participant and the Lessor to fulfill their respective tax filing, tax audit, and tax litigation obligations.

          (h) Survival. In the event that, during the continuance of this Agreement, any Indemnified Tax accrues or becomes payable or is levied or assessed (or is attributable to the period of time during which the Lease is in existence or prior to the return of Equipment in accordance with the provisions of the Lease) which the Lessee is or will be obligated to pay or reimburse, pursuant to this Section 7.1, such liability shall continue, notwithstanding the expiration of the Lease, until all such Taxes are paid or reimbursed by the Lessee.

          (i) Affiliated Group. For purposes of applying this Section 7.1 with respect to any Tax, the term "Owner Participant" shall include each member of the affiliated group of corporations with which Grant Holdings, Inc. (and its successors and assigns) files consolidated or combined tax returns relating to such Imposition.

          (j) Income Tax. For purposes of this Section 7.1, the term "Income Tax" means any Tax based on or measured by or with respect to gross or net income (including without limitation, capital gains taxes, personal holding company taxes, minimum taxes and tax preferences) or gross or net receipts and Taxes which are capital, net worth, conduct of business, franchise or excess profits taxes and interest, additions to tax, penalties, or other charges in respect thereof (provided, however, that Taxes that are, or are in the nature of, sales, use, rental, value-added, excise, ad valorem, or property (whether tangible or intangible) taxes shall not constitute an Income Tax).

          (k) Certain Withholding. If the Indenture Trustee fails to with hold any Tax required to be withheld with respect to any payment to a Lender Tax Indemnitee or any claim is otherwise asserted by a taxing authority against any


                                          Participation Agreement (TRLI 2001-1C)

Equity Tax Indemnitee for or on account of any amount required to be withheld from any payment to a Lender Tax Indemnitee or Certificateholder, the Lessee will indemnify each Equity Tax Indemnitee (without regard to any exclusions in Section 7.1(c) hereof) on an After-Tax Basis against any Taxes required to be withheld and any interest, penalties, and additions to tax with respect thereto, along with other costs (including attorneys' fees) incurred in connection with such claim.

     Section 7.2 General Indemnification.

          (a) Claims Defined. For the purposes of Sections 7.2, 7.3 and 7.4, "Claims" shall mean any and all costs, expenses, liabilities, obligations, losses, damages, penalties, actions or suits or claims of whatsoever kind or nature (whether or not on the basis of negligence, strict or absolute liability or liability in tort) which may be imposed on, incurred by, suffered by, or asserted against an Indemnified Person, any Unit or any Pledged Unit and, except as otherwise expressly provided in Section 7.2, 7.3 and 7.4, shall include, but not be limited to, all reasonable out-of-pocket costs, disbursements and expenses (including legal fees and expenses) paid or incurred by an Indemnified Person in connection therewith or related thereto.

          (b) Indemnified Person Defined. For the purposes of Sections 7.2, 7.3 and 7.4, "Indemnified Person" means the Owner Participant, the Owner Trustee, Trust Company, the Indenture Trustee, the Pass Through Trustee, each of their Affiliates and each of their respective directors, officers, employees, successors and permitted assigns, agents and servants, the Trust Estate and the Indenture Estate (the respective directors, officers, employees, successors and permitted assigns, agents and servants of the Owner Participant, the Owner Trustee, Trust Company, the Indenture Trustee, the Pass Through Trustee and each of their Affiliates, as applicable, together with the Owner Participant, the Owner Trustee, Trust Company, the Indenture Trustee, the Pass Through Trustee and each of their Affiliates, as the case may be, being referred to herein collectively as the "Related Indemnitee Group" of the Owner Participant, the Indenture Trustee, the Owner Trustee, the Pass Through Trustee and the Trust Company, respectively).

          (c) Claims Indemnified. Whether or not any Unit is accepted under the Lease, or the Closing occurs, and subject to the exclusions stated in Section 7.2(d) below, Lessee agrees to indemnify, protect, defend and hold harmless each Indemnified Person on an After-Tax Basis against Claims directly or indirectly resulting from or arising out of or alleged to result from or arise out of (whether or not such Indemnified Person shall be indemnified as to such Claim by any other Person but subject to Section 7.2(g)):

               (i) this Agreement or any other Operative Agreement or any of the transactions contemplated hereby and thereby or any Unit or Pledged


                                          Participation Agreement (TRLI 2001-1C)

Unit or the ownership, lease, operation, possession, modification, improvement, abandonment, use, non-use, maintenance, lease, sublease, substitution, control, repair, storage, alteration, transfer or other application or disposition, return, overhaul, testing, servicing, replacement or registration of any Unit or Pledged Unit (including, without limitation, injury, death or property damage of passengers, shippers or others, and environmental control, noise and pollution regulations, or the presence, discharge, treatment, storage, handling, generation, disposal, spillage, release, escape of or exposure of any Person or thing to (directly or indirectly) Hazardous Sub stances or damage to the environment (including, without limitation, costs of investigations or assessments, clean-up costs, response costs, remediation costs, removal costs, restoration costs, monitoring costs, costs of corrective actions and natural resource damages)) whether or not in compliance with the terms of the Lease or the Collateral Agency Agreement, as applicable, or by any of the commodities, items or materials from time to time contained in any Unit or Pledged Unit, whether or not in compliance with the terms of the Lease or the Collateral Agency Agreement, as applicable, or by the inadequacy of any Unit or Pledged Unit or deficiency or defect in any Unit or Pledged Unit or by any other circumstances in connection with any Unit or Pledged Unit or by the performance of any Unit or Pledged Unit or any risks relating thereto;

               (ii) the construction, manufacture, financing, refinancing, design, purchase, acceptance, rejection, delivery, non-delivery or condition of any Unit or any Pledged Unit (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement);

               (iii) any act or omission (whether negligent or other wise) or any breach of or failure to perform or observe, or any other non-compliance with, any covenant, condition or agreement to be performed by, or other obligation of, the Lessee or any Affiliate of the Lessee under any of the Operative Agreements, or the falsity of any representation or warranty of the Lessee or any Affiliate of the Lessee in any of the Operative Agreements to which it is a party or in any document or certificate delivered by the Lessee or any Affiliate of the Lessee in connection therewith other than representations and warranties in the Tax Indemnity Agreement;

               (iv) the offer, sale or delivery of any Equipment Notes or Pass Through Certificates or any interest in the Trust Estate or in connection with a refinancing in accordance with the terms hereof; and

               (v) any violation of law, rule, regulation or order by the Lessee or any Affiliate of Lessee or any Sublessee or any Pledged Equipment Lessee or their respective directors, officers, employees, agents or servants.


                                          Participation Agreement (TRLI 2001-1C)

          (d) Claims Excluded. The following are excluded from the Lessee's agreement to indemnify under this Section 7.2:

               (i) Claims with respect to any Unit to the extent attributable to acts or events occurring after (except (A) in any case where remedies are being exercised under Section 15 of the Lease for so long as the Lessor shall be entitled to exercise remedies under such Section 15, or (B) the Lessee has assumed any of the obligations with respect to the Equipment Notes under Section
3.6 of the Indenture and the Equipment Notes remain outstanding under the Indenture) the later to occur of (x) with respect to such Unit, the earlier to occur of the termination of the Lease or the expiration of the Lease Term in accordance with the terms thereof, and (y) with respect to such Unit, the return of such Unit to the Lessor in accordance with the terms of the Lease (it being understood that, so long as any such Unit is in storage as provided in Section 6.1(c) of the Lease, the date of return thereof for the purpose of this clause
(i) shall be the last day of the Storage Period);

               (ii) Claims which are Taxes, whether or not the Lessee is required to indemnify therefor under Section 7.1 hereof or under the Tax Indemnity Agreement or any loss of tax benefits or increases in tax liability whether or not the Lessee is required to indemnify a Indemnified Person elsewhere in the Operative Agreements; provided that this clause (ii) shall not apply to Taxes necessary to pay Claims on an After-Tax Basis;

               (iii) with respect to any particular Indemnified Person, Claims to the extent resulting from (x) the gross negligence or willful misconduct of such Indemnified Person or a Related Party, or (y) any breach of any covenant to be performed by such Indemnified Person or a Related Party under any of the Operative Agreements, or the falsity of any representation or warranty of such Indemnified Person or a Related Party in any of the Operative Agreements or in a document or certificate delivered in connection therewith;

               (iv) Claims to the extent attributable to any transfer by the Lessor of the Equipment or any portion thereof or any transfer by the Owner Participant of all or any portion of its interest in the Trust Estate or the Equity Collateral other than (A) any transfer after a Lease Event of Default,
(B) the transfer of all or any portion of the Equipment or any Owner Participant's interest in the Equipment to the Lessee, (C) the transfer of all or any portion of the Equipment to a third party pursuant to Lessee's election to terminate the Lease or (D) any transfer of all or any portion of the Equipment pursuant to Section 6.9;

               (v) with respect to any particular Indemnified Person, unless such transfer is required by the terms of the Operative Agreements or occurs


                                          Participation Agreement (TRLI 2001-1C)
during the continuance of a Lease Event of Default, Claims relating to any offer, sale, assignment, transfer or other disposition (voluntary or involuntary) (a) in the case of the Owner Participant, of any of its interest in the Beneficial Interest (other than pursuant to Section 6.9) or the Equity Collateral or (b) with respect to the Loan Participant, of all or any portion of the Loan Participant's interest in the Equipment Notes or the collateral therefor;

               (vi) with respect to any particular Indemnified Person, Claims resulting from the imposition of (x) any Lessor's Lien attributable to such Indemnified Person or a Related Party or (y) any Lien attributable to such Indemnified Person or a Related Party not expressly permitted under the Operative Agreements or which such Indemnified Person is required to remove pursuant to the terms of the Operative Agreements;

               (vii) with respect to any particular Indemnified Person, Claims to the extent the risk thereof has been expressly assumed by such Indemnified Person in connection with the exercise by such Indemnified Person of the right of inspection granted under Section 6.2 of the Lease, inspection or restenciling under Section 6.1(c) of the Lease or inspection under Section 13.2 of the Lease;

               (viii) Claims relating to any amount that constitutes principal of, or interest or premium on the Equipment Notes or the Pass Through Certificates;

               (ix) Claims relating to the payment of any amount which constitutes Transaction Costs which the Owner Trustee is obligated to pay pursuant to Section 2.5(a) (other than those that the Lessee may be required to pay under Section 2.5(c) or Section 2.5(e)) or any other amount to the extent such Indemnified Person or a Related Party has expressly agreed to pay such amount without a right of reimbursement, or any Claim payable by any Indemnified Person pursuant to any provision of any Operative Agreement that expressly states that such Claim is not subject to indemnification or reimbursement by the Lessee, or any Claim arising out of obligations expressly assumed by the Indemnified Person seeking indemnification or a Related Party;

               (x) Claims relating to any amount that is an ordinary and usual operating or overhead expense of any Indemnified Person (it being understood out-of-pocket expenses payable to third parties do not constitute "ordinary and usual operating or overhead expenses");

               (xi) Claims relating to an Indenture Event of Default that is not attributable to a Lease Event of Default;


                                          Participation Agreement (TRLI 2001-1C)

               (xii) with respect to the Owner Trustee in its individual and trust capacities, and its Related Indemnitee Group, Claims relating to a failure on the part of the Owner Trustee to distribute in accordance with the Trust Agreement any amounts distributable by it thereunder;

               (xiii) with respect to the Indenture Trustee in its individual and trust capacities, Claims relating to failure on the part of the Indenture Trustee to distribute in accordance with the Indenture any amounts distributable by it thereunder;

               (xiv) with respect to the Pass Through Trustee in its individual and trust capacities, Claims relating to failure on the part of the Pass Through Trustee to distribute in accordance with the Pass Through Trust Agreement any amounts distributable by it thereunder;

               (xv) Claims relating to the offer, sale or delivery of any Equipment Note or any interest in the Trust Estate;

               (xvi) Claims relating to any sale, transfer or holding of the Equipment Notes or Pass Through Certificates being deemed to result in a "prohibited transaction" under ERISA; or

               (xvii) without affecting Lessee's obligations under Section 2.5(b), Claims relating to the authorization or giving or withholding of any future amendments, supplements, waivers or consents with respect to any of the Operative Agreements which amendments, supplements, waivers or consents are not requested by Lessee or are not specifically required by the Operative Agreements.

          (e) Insured Claims. In the case of any Claim indemnified by the Lessee hereunder which is covered by a policy of insurance maintained by the Lessee pursuant to Section 12 of the Lease or otherwise, each Indemnified Person agrees to provide reasonable cooperation to the insurers in the exercise of their rights to investigate, defend, settle or compromise such Claim as may be required to retain the benefits of such insurance with respect to such Claim.

          (f) Claims Procedure. An Indemnified Person shall, after obtaining knowledge thereof, promptly notify the Lessee of any Claim as to which indemnification is sought; provided, however, that the failure to give such notice shall not release the Lessee from any of its obligations under this
Section 7.2, except (but only if neither the Lessee nor TILC shall have actual knowledge of such Claim) to the extent that failure to give notice of any action, suit or proceeding against such Indemnified Person shall have a material adverse effect on Lessee's ability to defend such Claim or recover proceeds under any insurance policies maintained by the


                                          Participation Agreement (TRLI 2001-1C)

Lessee or to the extent Lessee's indemnification obligations are increased as a result of such failure. The Lessee shall, after obtaining knowledge thereof, promptly notify each Indemnified Person of any indemnified Claim affecting such Indemnified Person. Subject to the provisions of the following paragraph, the Lessee shall at its sole cost and expense be entitled to control, and shall assume full responsibility for, the defense of such claim or liability; provided that the Lessee shall confirm to such Indemnified Person Lessee's obligations to indemnify hereunder for such Claim, shall keep the Indemnified Person which is the subject of such proceeding fully apprised of the status of such proceeding and shall provide such Indemnified Person with all information with respect to such proceeding as such Indemnified Person shall reasonably request. To the extent that a Claim is made against Lessee pursuant to this Section 7.2 at a time when an identical claim for indemnification arising from substantially similar facts and circumstances is being asserted against TILC, TRMI and/or Trinity pursuant to this Section 7 or Section 4 of the Trinity Guaranty, if Lessee is entitled to control the defense of such Claim pursuant to this Section
7.2 and at the same time TILC, TRMI and/or Trinity, as the case may be, is entitled to control the defense of such claim or liability pursuant to this
Section 7 or Section 4 of the Trinity Guaranty, Lessee's indemnification obligations under this Section 7.2 shall not be reduced as a result of the inability of Lessee to control the defense of such Claim where such inability to control the defense of such Claim is caused by the exercise by TILC, TRMI and/or Trinity, as applicable, of such Person's right to control the defense of such indemnified claim as provided by this Section 7 or Section 4 of the Trinity Guaranty.

          Notwithstanding any of the foregoing to the contrary, the Lessee shall not be entitled to control and assume responsibility for the defense of any Claim if (1) a Lease Event of Default shall have occurred and be continuing, (2) such proceeding will involve any material danger of the sale, forfeiture or loss of, or the creation of any Lien (other than any Lien permitted under the Operative Agreements or a Lien which is adequately bonded to the satisfaction of such Indemnified Person) on, any Unit or Pledged Unit, (3) in the good faith opinion of such Indemnified Person, there exists an actual or potential conflict of interest such that it is advisable for such Indemnified Person to retain control of such proceeding, (4) such Claim involves the possibility of criminal sanctions or liability to such Indemnified Person or (5) an Equity Insufficiency Circumstance shall exist. In the circumstances described in clauses (1) - (5), the Indemnified Person shall be entitled to control and assume responsibility for the defense of such claim or liability at the expense of the Lessee. In addition, any Indemnified Person may participate in any proceeding controlled by the Lessee pursuant to this Section 7.2, but only to the extent that such Person's participation does not in the reasonable opinion of counsel to the Lessee materially interfere with such control, at its own expense, in respect of any such proceeding as to which the Lessee shall have acknowledged in writing its obligation to indemnify the Indemnified Person pursuant to this Section 7.2, and at the expense


                                          Participation Agreement (TRLI 2001-1C)
of the Lessee in respect of any such proceeding as to which the Lessee shall not have so acknowledged its obligation to the Indemnified Person pursuant to this
Section 7.2. The Lessee may in any event participate in all such proceedings at its own cost. Nothing contained in this Section 7.2(f) shall be deemed to require an Indemnified Person to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto. No Indemnified Person shall enter into any settlement or other compromise with respect to any Claim without the prior written consent of the Lessee unless the Indemnified Person waives its rights to indemnification hereunder.

          (g)  Subrogation. If a Claim indemnified by the Lessee under this
Section 7.2 is paid in full by the Lessee and/or an insurer under a policy of insurance maintained by the Lessee, the Lessee and/or such insurer, as the case may be, shall be subrogated to the extent of such payment to the rights and remedies of the Indemnified Person (other than under insurance policies maintained by such Indemnified Person) on whose behalf such Claim was paid with respect to the transaction or event giving rise to such Claim. Should an Indemnified Person receive any refund, in whole or in part, with respect to any Claim paid by the Lessee hereunder, it shall promptly pay over the amount refunded (but not in excess of the amount the Lessee or any of its insurers has paid) to the Lessee; provided, however, so long as a Lease Event of Default shall have occurred and be continuing, such amount may be held by the Collateral Agent as security for the Lessee's obligations under the Lease and the other Operative Agreements; provided, further, only with respect to the Owner Participant and its Related Indemnitee Group, so long as an event referred to in clause (5) of Section 7.2(f) hereof shall have occurred and be continuing, such amount may be held by the Owner Trustee as security for the Lessee's obligations with respect to the Equity Insufficiency Circumstance.

     Section 7.3 Indemnification by TILC.

          (a) Claims Indemnified. Whether or not any Unit is accepted under the Lease, or the Closing occurs, and subject to the exclusions stated in Section 7.3(b) below, TILC agrees to indemnify, protect, defend and hold harmless each Indemnified Person on an After-Tax Basis against Claims directly or indirectly resulting from or arising out of or alleged to result from or arise out of (whether or not such Indemnified Person shall be indemnified as to such Claim by any other Person but subject to Section 7.3(d)):

               (i) any breach of or any inaccuracy in any representation or warranty made by TILC in this Agreement or any of the other Operative Agreements or in any certificate delivered by TILC pursuant hereto or thereto;


                                          Participation Agreement (TRLI 2001-1C)

               (ii) any breach of or failure by TILC to perform any covenant or obligation of TILC set out in or contemplated by this Agreement or any of the other Operative Agreements; and

               (iii) any violation of law, rule, regulation or order by TILC or its directors, officers, employees, agents or servants.

          (b) Claims Excluded. The following are excluded from TILC's agreement to indemnify under this Section 7.3:

               (i) Claims with respect to any Unit to the extent attributable to acts or events occurring after (except (A) in any case where remedies are being exercised under Section 15 of the Lease for so long as the Lessor shall be entitled to exercise remedies under such Section 15, or (B) the Lessee has assumed any of the obligations with respect to the Equipment Notes under Section
3.6 of the Indenture and the Equipment Notes remain outstanding under the Indenture) the later to occur of (x) with respect to such Unit, the earlier to occur of the termination of the Lease or the expiration of the Lease Term in accordance with the terms thereof, and (y) with respect to such Unit, the return of such Unit to the Lessor in accordance with the terms of the Lease (it being understood that, so long as any Unit is in storage as provided in Section 6.1(c) of the Lease, the date of return thereof for the purpose of this clause (i) shall be the last day of the Storage Period);

               (ii) Claims which are Taxes or any loss of tax benefits or increases in tax liability; provided that this clause (ii) shall not apply to Taxes necessary to pay Claims on an After-Tax Basis;

               (iii) with respect to any particular Indemnified Person, Claims to the extent resulting from (x) the gross negligence or willful misconduct of such Indemnified Person or a Related Party, or (y) any breach of any covenant to be performed by such Indemnified Person or a Related Party under any of the Operative Agreements, or the falsity of any representation or warranty of such Indemnified Person or a Related Party in any of the Operative Agreements or in a document or certificate delivered in connection therewith;

               (iv) Claims to the extent attributable to any transfer by the Lessor of the Equipment or any portion thereof or any transfer by the Owner Participant of all or any portion of its interest in the Trust Estate or Equity Collateral other than (A) any transfer after a Lease Event of Default, (B) the transfer of all or any portion of the Equipment or any Owner Participant's interest in the Equipment to the Lessee, (C) the transfer of all or any portion of the Equipment to a third party pursuant to Lessee's election to terminate the Lease or (D) any transfer of all or any portion of the Equipment pursuant to
Section 6.9;


                                          Participation Agreement (TRLI 2001-1C)

               (v) with respect to any particular Indemnified Person, unless such transfer is required by the terms of the Operative Agreements or occurs during the continuance of a Lease Event of Default, Claims relating to any offer, sale, assignment, transfer or other disposition (voluntary or involuntary) (a) in the case of the Owner Participant, of any of its interest in the Beneficial Interest (other than pursuant to Section 6.9) or the Equity Collateral, or (b) with respect to the Loan Participant, of all or any portion of its interest in the Equipment Notes or the collateral therefor;

               (vi) with respect to any particular Indemnified Person, Claims resulting from the imposition of (x) any Lessor's Lien attributable to such Indemnified Person or a Related Party or (y) any Lien attributable to such Indemnified Person or a Related Party not expressly permitted under the Operative Agreements or which such Indemnified Person is required to remove pursuant to the terms of the Operative Agreements;

               (vii) with respect to any particular Indemnified Person, Claims to the extent the risk thereof has been expressly assumed by such Indemnified Person in connection with the exercise by such Indemnified Person of the right of inspection granted under Section 6.2 of the Lease, inspection or restenciling under Section 6.1(c) of the Lease or inspection under Section 13.2 of the Lease;

               (viii) Claims relating to any amount that constitutes principal of, or interest or premium on the Equipment Notes or the Pass Through Certificates;

               (ix) Claims relating to the payment of any amount which constitutes Transaction Costs which the Owner Trustee is obligated to pay pursuant to Section 2.5(a) (other than those that the Lessee may be required to pay under Section 2.5(c) or Section 2.5(e)) or any other amount to the extent such Indemnified Person or a Related Party has expressly agreed to pay such amount without a right of reimbursement, or any Claim payable by any Indemnified Person pursuant to any provision of any Operative Agreement that expressly states that such Claim is not subject to indemnification or reimbursement by the Lessee, or any Claim arising out of obligations expressly assumed by the Indemnified Person seeking indemnification or a Related Party;

               (x) Claims relating to any amount that is an ordinary and usual operating or overhead expense of any Indemnified Person (it being understood out-of-pocket expenses payable to third parties do not constitute "ordinary and usual operating or overhead expenses");


                                          Participation Agreement (TRLI 2001-1C)

               (xi) Claims relating to an Indenture Event of Default that is not attributable to a Manager Default;

               (xii) with respect to the Owner Trustee in its individual and trust capacities, and its Related Indemnitee Group, Claims relating to a failure on the part of the Owner Trustee to distribute in accordance with the Trust Agreement any amounts distributable by it thereunder;

               (xiii) with respect to the Indenture Trustee in its individual and trust capacities, Claims relating to failure on the part of the Indenture Trustee to distribute in accordance with the Indenture any amounts distributable by it thereunder;

               (xiv) with respect to the Pass Through Trustee in its individual and trust capacities, Claims relating to failure on the part of the Pass Through Trustee to distribute in accordance with the Pass Through Trust Agreement any amounts distributable by it thereunder;

               (xv) Claims relating to the offer, sale or delivery of any Equipment Note or any interest in the Trust Estate;

               (xvi) Claims relating to any sale, transfer or holding of the Equipment Notes or Pass Through Certificates being deemed to result in a "prohibited transaction" under ERISA; or

               (xvii) Claims relating to the authorization or giving or withholding of any future amendments, supplements, waivers or consents with respect to any of the Operative Agreements which amendments, supplements, waivers or consents are not requested by TILC or are not specifically required by the Operative Agreements.

          (c) Claims Procedure. An Indemnified Person shall, after obtaining knowledge thereof, promptly notify TILC of any Claim as to which indemnification is sought; provided, however, that the failure to give such notice shall not release TILC from any of its obligations under this Section 7.3, except (but only if TILC shall not have actual knowledge of such Claim) to the extent that failure to give notice of any action, suit or proceeding against such Indemnified Person shall have a material adverse effect on TILC's ability to defend such Claim or recover proceeds under any insurance policies maintained by TILC or to the extent TILC's indemnification obligations are increased as a result of such failure. TILC shall, after obtaining knowledge thereof, promptly notify each Indemnified Person of any indemnified Claim affecting such Indemnified Person. Subject to the provisions of the following paragraph, TILC shall at its sole cost and expense be entitled to


                                          Participation Agreement (TRLI 2001-1C)
control, and shall assume full responsibility for, the defense of such claim or liability; provided that TILC shall confirm to such Indemnified Person TILC's obligations to indemnify hereunder for such Claim, shall keep the Indemnified Person which is the subject of such proceeding fully apprised of the status of such proceeding and shall provide such Indemnified Person with all information with respect to such proceeding as such Indemnified Person shall reasonably request. To the extent that a Claim is made against TILC pursuant to this
Section 7.3 at a time when an identical claim for indemnification arising from substantially similar facts and circumstances is being asserted against Lessee, TRMI and/or Trinity pursuant to this Section 7 or Section 4 of the Trinity Guaranty, if TILC is entitled to control the defense of such Claim pursuant to this Section 7.3 and at the same time Lessee, TRMI and/or Trinity, as the case may be, is entitled to control the defense of such claim or liability pursuant to this Section 7 or Section 4 of the Trinity Guaranty, TILC's indemnification obligations under this Section 7.3 shall not be reduced as a result of the inability of TILC to control the defense of such Claim where such inability to control the defense of such Claim is caused by the exercise by Lessee, TRMI and/or Trinity, as applicable, of such Person's right to control the defense of such indemnified claim as provided by this Section 7 or Section 4 of the Trinity Guaranty.

          Notwithstanding any of the foregoing to the contrary, TILC shall not be entitled to control and assume responsibility for the defense of any Claim if
(1) a Lease Event of Default shall have occurred and be continuing, (2) such proceeding will involve any material danger of the sale, forfeiture or loss of, or the creation of any Lien (other than any Lien permitted under the Operative Agreements or a Lien which is adequately bonded to the satisfaction of such Indemnified Person) on, any Unit or Pledged Unit, (3) in the good faith opinion of such Indemnified Person, there exists an actual or potential conflict of interest such that it is advisable for such Indemnified Person to retain control of such proceeding, (4) such Claim involves the possibility of criminal sanctions or liability to such Indemnified Person or (5) an Equity Insufficiency Circumstance shall exist. In the circumstances described in clauses (1) - (5), the Indemnified Person shall be entitled to control and assume responsibility for the defense of such claim or liability at the expense of TILC. In addition, any Indemnified Person may participate in any proceeding controlled by TILC pursuant to this Section 7.3, but only to the extent that such Person's participation does not in the reasonable opinion of counsel to TILC materially interfere with such control, at its own expense, in respect of any such proceeding as to which TILC shall have acknowledged in writing its obligation to indemnify the Indemnified Person pursuant to this Section 7.3, and at the expense of TILC in respect of any such proceeding as to which TILC shall not have so acknowledged its obligation to the Indemnified Person pursuant to this
Section 7.3. TILC may in any event participate in all such proceedings at its own cost. Nothing contained in this Section 7.3(c) shall be deemed to require an Indemnified Person to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect


                                          Participation Agreement (TRLI 2001-1C)
thereto. No Indemnified Person shall enter into any settlement or other compromise with respect to any Claim without the prior written consent of TILC unless the Indemnified Person waives its rights to indemnification hereunder.

          (d)  Subrogation. If a Claim indemnified by TILC under this Section
7.3 is paid in full by TILC and/or an insurer under a policy of insurance maintained by TILC, TILC and/or such insurer, as the case may be, shall be subrogated to the extent of such payment to the rights and remedies of the Indemnified Person (other than under insurance policies maintained by such Indemnified Person) on whose behalf such Claim was paid with respect to the transaction or event giving rise to such Claim. Should an Indemnified Person receive any refund, in whole or in part, with respect to any Claim paid by TILC hereunder, it shall promptly pay over the amount refunded (but not in excess of the amount TILC or any of its insurers has paid) to TILC; provided, however, so long as a Lease Event of Default shall have occurred and be continuing, such amount may be held by the Collateral Agent as security for TILC's obligations under the Management Agreement and the other Operative Agreements; provided, further, only with respect to the Owner Participant and its Related Indemnitee Group, so long as an event referred to in clause (5) of Section 7.3(c) hereof shall have occurred and be continuing, such amount may be held by the Owner Trustee as security for the Lessee's obligations with respect to the Equity Insufficiency Circumstance.

     Section 7.4 Indemnification by TRMI.

          (a) Claims Indemnified. Whether or not any Unit is accepted under the Lease, or the Closing occurs, and subject to the exclusions stated in Section 7.4(b) below, TRMI agrees to indemnify, protect, defend and hold harmless each Indemnified Person on an After-Tax Basis against Claims directly or indirectly resulting from or arising out of or alleged to result from or arise out of (whether or not such Indemnified Person shall be indemnified as to such Claim by any other Person but subject to Section 7.4(d)):

               (i) any breach of or any inaccuracy in any representation or warranty made by TRMI in this Agreement or any of the other Operative Agreements or in any certificate delivered by TRMI pursuant hereto or thereto;

               (ii) any breach of or failure by TRMI to perform any covenant or obligation of TRMI set out in or contemplated by this Agreement or any of the other Operative Agreements; and

               (iii) any violation of law, rule, regulation or order by TRMI or its directors, officers, employees, agents or servants.


                                          Participation Agreement (TRLI 2001-1C)

          (b) Claims Excluded. The following are excluded from TRMI's agreement to indemnify under this Section 7.4:

               (i) Claims with respect to any Unit to the extent attributable to acts or events occurring after (except (A) in any case where remedies are being exercised under Section 15 of the Lease for so long as the Lessor shall be entitled to exercise remedies under such Section 15, or (B) the Lessee has assumed any of the obligations with respect to the Equipment Notes under Section
3.6 of the Indenture and the Equipment Notes remain outstanding under the Indenture) the later to occur of (x) with respect to such Unit, the earlier to occur of the termination of the Lease or the expiration of the Lease Term in accordance with the terms thereof, and (y) with respect to each Unit, the return of such Unit to the Lessor in accordance with the terms of the Lease (it being understood that, so long as any Unit is in storage as provided in Section 6.1(c) of the Lease, the date of return thereof for the purpose of this clause (i) shall be the last day of the Storage Period);

               (ii) Claims which are Taxes or any loss of tax benefits or increases in tax liability; provided that this clause (ii) shall not apply to Taxes necessary to pay Claims on an After-Tax Basis;

               (iii) with respect to any particular Indemnified Person, Claims to the extent resulting from (x) the gross negligence or willful misconduct of such Indemnified Person or a Related Party, or (y) any breach of any covenant to be performed by such Indemnified Person or a Related Party under any of the Operative Agreements, or the falsity of any representation or warranty of such Indemnified Person or a Related Party in any of the Operative Agreements or in a document or certificate delivered in connection therewith;

               (iv) Claims to the extent attributable to any transfer by the Lessor of the Equipment or any portion thereof or any transfer by the Owner Participant of all or any portion of its interest in the Trust Estate or Equity Collateral other than (A) any transfer after a Lease Event of Default, (B) the transfer of all or any portion of the Equipment or any Owner Participant's interest in the Equipment to the Lessee, (C) the transfer of all or any portion of the Equipment to a third party pursuant to Lessee's election to terminate the Lease or (D) any transfer of all or any portion of the Equipment pursuant to
Section 6.9;

               (v) with respect to any particular Indemnified Person, unless such transfer is required by the terms of the Operative Agreements or occurs during the continuance of a Lease Event of Default, Claim relating to any offer, sale, assignment, transfer or other disposition (voluntary or involuntary) (a) in the case of the Owner Participant, of any of its interest in the Beneficial Interest (other than


                                          Participation Agreement (TRLI 2001-1C)
pursuant to Section 6.9) or Equity Collateral, or (b) with respect to the Loan Participant, of all or any portion of its interest in the Equipment Notes or the collateral therefor;

               (vi) with respect to any particular Indemnified Person, Claims resulting from the imposition of (x) any Lessor's Lien attributable to such Indemnified Person or a Related Party or (y) any Lien attributable to such Indemnified Person or a Related Party not expressly permitted under the Operative Agreements or which such Indemnified Person is required to remove pursuant to the terms of the Operative Agreements;

               (vii) with respect to any particular Indemnified Person, Claims to the extent the risk thereof has been expressly assumed by such Indemnified Person in connection with the exercise by such Indemnified Person of the right of inspection granted under Section 6.2 of the Lease, inspection or restenciling under Section 6.1(c) of the Lease or inspection under Section 13.2 of the Lease;

               (viii) Claims relating to any amount that constitutes principal of, or interest or premium on the Equipment Notes or the Pass Through Certificates;

               (ix) Claims relating to the payment of any amount which constitutes Transaction Costs which the Owner Trustee is obligated to pay pursuant to Section 2.5(a) (other than those that the Lessee may be required to pay under Section 2.5(c) or Section 2.5(e)) or any other amount to the extent such Indemnified Person or a Related Party has expressly agreed to pay such amount without a right of reimbursement, or any Claim payable by any Indemnified Person pursuant to any provision of any Operative Agreement that expressly states that such Claim is not subject to indemnification or reimbursement by the Lessee, or any Claim arising out of obligations expressly assumed by the Indemnified Person seeking indemnification or a Related Party;

               (x) Claims relating to any amount that is an ordinary and usual operating or overhead expense of any Indemnified Person (it being understood out-of-pocket expenses payable to third parties do not constitute "ordinary and usual operating or overhead expenses");

               (xi) Claims relating to an Indenture Event of Default that is not attributable to a Manager Default;

               (xii) with respect to the Owner Trustee in its individual and trust capacities, and its Related Indemnitee Group, any Claims relating to a failure on the part of the Owner Trustee to distribute in accordance with the Trust


                                          Participation Agreement (TRLI 2001-1C)

Agreement any amounts distributable by it thereunder;

               (xiii) with respect to the Indenture Trustee in its individual and trust capacities, any Claims relating to failure on the part of the Indenture Trustee to distribute in accordance with the Indenture any amounts distributable by it thereunder;

               (xiv) with respect to the Pass Through Trustee in its individual and trust capacities, any Claims relating to failure on the part of the Pass Through Trustee to distribute in accordance with the Pass Through Trust Agreement or Pass Through Trust Supplement any amounts distributable by it thereunder;

               (xv) Claims relating to the offer, sale or delivery of any Equipment Note or any interest in the Trust Estate;

               (xvi) Claims relating to any sale, transfer or holding of the Equipment Notes or Pass Through Certificates being deemed to result in a "prohibited transaction" under ERISA; or

               (xvii) any Claims relating to the authorization or giving or withholding of any future amendments, supplements, waivers or consents with respect to any of the Operative Agreements which amendments, supplements, waivers or consents are not requested by TRMI or are not specifically required by the Operative Agreements.

          (c) Claims Procedure. An Indemnified Person shall, after obtaining knowledge thereof, promptly notify TRMI of any Claim as to which indemnification is sought; provided, however, that the failure to give such notice shall not release TRMI from any of its obligations under this Section 7.4, except (but only if TRMI shall not have actual knowledge of such Claim) to the extent that failure to give notice of any action, suit or proceeding against such Indemnified Person shall have a material adverse effect on TRMI's ability to defend such Claim or recover proceeds under any insurance policies maintained by TRMI or to the extent TRMI's indemnification obligations are increased as a result of such failure. TRMI shall, after obtaining knowledge thereof, promptly notify each Indemnified Person of any indemnified Claim affecting such Indemnified Person. Subject to the provisions of the following paragraph, TRMI shall at its sole cost and expense be entitled to control, and shall assume full responsibility for, the defense of such claim or liability; provided that TRMI shall confirm to such Indemnified Person TRMI's obligations to indemnify hereunder for such Claim, shall keep the Indemnified Person which is the subject of such proceeding fully apprised of the status of such proceeding and shall provide such Indemnified Person with all information with respect to such proceeding as such Indemnified Person shall reasonably request. To the extent that a


                                          Participation Agreement (TRLI 2001-1C)

Claim is made against TRMI pursuant to this Section 7.4 at a time when an identical claim for indemnification arising from substantially similar facts and circumstances is being asserted against Lessee, TILC and/or Trinity pursuant to this Section 7 or Section 4 of the Trinity Guaranty, if TRMI is entitled to control the defense of such Claim pursuant to this Section 7.4 and at the same time Lessee, TILC and/or Trinity, as the case may be, is entitled to control the defense of such claim or liability pursuant to this Section 7 or Section 4 of the Trinity Guaranty, TRMI's indemnification obligations under this Section 7.4 shall not be reduced as a result of the inability of TRMI to control the defense of such Claim where such inability to control the defense of such Claim is caused by the exercise by Lessee, TILC and/or Trinity, as applicable, of such Person's right to control the defense of such indemnified claim as provided by this Section 7 or Section 4 of the Trinity Guaranty.

          Notwithstanding any of the foregoing to the contrary, TRMI shall not be entitled to control and assume responsibility for the defense of any Claim if
(1) a Lease Event of Default shall have occurred and be continuing, (2) such proceeding will involve any material danger of the sale, forfeiture or loss of, or the creation of any Lien (other than any Lien permitted under the Operative Agreements or a Lien which is adequately bonded to the satisfaction of such Indemnified Person) on, any Unit or Pledged Unit, (3) in the good faith opinion of such Indemnified Person, there exists an actual or potential conflict of interest such that it is advisable for such Indemnified Person to retain control of such proceeding, (4) such Claim involves the possibility of criminal sanctions or liability to such Indemnified Person or (5) an Equity Insufficiency Circumstance shall exist. In the circumstances described in clauses (1) - (5), the Indemnified Person shall be entitled to control and assume responsibility for the defense of such claim or liability at the expense of TRMI. In addition, any Indemnified Person may participate in any proceeding controlled by TRMI pursuant to this Section 7.4, but only to the extent that such Person's participation does not in the reasonable opinion of counsel to TRMI materially interfere with such control, at its own expense, in respect of any such proceeding as to which TRMI shall have acknowledged in writing its obligation to indemnify the Indemnified Person pursuant to this Section 7.4, and at the expense of TRMI in respect of any such proceeding as to which TRMI shall not have so acknowledged its obligation to the Indemnified Person pursuant to this
Section 7.4. TRMI may in any event participate in all such proceedings at its own cost. Nothing contained in this Section 7.4(c) shall be deemed to require an Indemnified Person to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto. No Indemnified Person shall enter into any settlement or other compromise with respect to any Claim without the prior written consent of TRMI unless the Indemnified Person waives its rights to indemnification hereunder.

                                          Participation Agreement (TRLI 2001-1C)

          (d)  Subrogation. If a Claim indemnified by TRMI under this
Section 7.4 is paid in full by TRMI and/or an insurer under a policy of insurance maintained by TRMI, TRMI and/or such insurer, as the case may be, shall be subrogated to the extent of such payment to the rights and remedies of the Indemnified Person (other than under insurance policies maintained by such Indemnified Person) on whose behalf such Claim was paid with respect to the transaction or event giving rise to such Claim. Should an Indemnified Person receive any refund, in whole or in part, with respect to any Claim paid by TRMI hereunder, it shall promptly pay over the amount refunded (but not in excess of the amount TRMI or any of its insurers has paid) to TRMI; provided, however, so long as a Lease Event of Default shall have occurred and be continuing, such amount may be held by the Collateral Agent as security for TRMI's obligations under the Administrative Services Agreement and the other Operative Agreements; provided, further, only with respect to the Owner Participant and its Related Indemnitee Group, so long as an event referred to in clause (5) of Section 7.4(c) hereof shall have occurred and be continuing, such amount may be held by the Owner Trustee as security for the Lessee's obligations with respect to the Equity Insufficiency Circumstance.


SECTION 8. LESSEE'S RIGHT OF QUIET ENJOYMENT.

     Each party to this Agreement acknowledges notice of, and consents in all respects to, the terms of the Lease, and expressly, severally and as to its own actions only, agrees that, so long as no Lease Event of Default has occurred and is continuing, it shall not take or cause to be taken any action contrary to the Lessee's rights under the Lease, including, without limitation, the right to possession, use and quiet enjoyment by the Lessee of the Equipment, or by any Sublessee of the Equipment or by any Pledged Equipment Lessee of the Pledged Equipment.


SECTION 9. SUCCESSOR INDENTURE TRUSTEE.

     In the event that the Indenture Trustee gives notice of its resignation pursuant to Section 8.2 of the Indenture, the Owner Trustee shall promptly appoint a successor Indenture Trustee reasonably acceptable to the Lessee.


SECTION 10. MISCELLANEOUS.

     Section 10.1 Consents. Each Participant covenants and agrees (subject, in the case of the Loan Participant, to all of the terms and provisions of the Indenture) that it shall not unreasonably withhold its consent to any consent requested by the Lessee, TILC, TRMI, the Owner Trustee, the Pass Through Trustee or the Indenture Trustee, as the case may be, under the terms of the Operative Agreements that by its terms is not to be unreasonably withheld by the Owner Trustee or the Indenture Trustee.


                                          Participation Agreement (TRLI 2001-1C)

     Section 10.2 Refinancing. So long as no Lease Event of Default shall have occurred and be continuing, the Lessee shall have the right, at any time following the fifth anniversary of the Closing Date (as defined in the Participation Agreement TRLI 2001-1A), and provided that Lessee is simultaneously exercising the refinancing option provided by Section 10.2 of each of the Other Participation Agreements, to request the Owner Participant and the Owner Trustee to effect an optional prepayment of all, but not less than all, of the Equipment Notes pursuant to Section 2.10(d) of the Indenture as part of a refunding or refinancing operation, provided that the Lessee shall obtain the prior consent of the Owner Participant to be granted in the sole discretion of the Owner Participant acting in good faith if such refinancing imposes any increased risk or liability on or otherwise adversely affects, the Owner Participant; provided further, that the Owner Participant shall not withhold such consent if in its sole judgment (i) any increased risk, or liability is both remote and not material, (ii) the Lessee is at the time at least as creditworthy as on the Closing Date and (iii) Lessee provides an indemnity, in form and substance satisfactory to the Owner Participant, for such increased risk or liability. As soon as practicable after receipt of such request and consent, if required, the Owner Participant and the Lessee will enter into an agreement, in form and substance satisfactory to the parties thereto, as to the terms of such refunding or refinancing as follows:

          (a) the Lessee, the Owner Participant, the Indenture Trustee, the Owner Trustee, and any other appropriate parties will enter into a financing or loan agreement (which may involve an underwriting agreement in connection with a public offering), in form and substance reasonably satisfactory to the parties thereto, providing for (i) the issuance and sale by the Owner Trustee or such other party as may be appropriate on the date specified in such agreement (for the purposes of this Section 10.2, the "Refunding Date") of debt securities in an aggregate principal amount (in the lawful currency of the United States) equal to the principal amount of the Equipment Notes outstanding on the Refunding Date, having the same maturity date as said Equipment Notes and having a weighted average life which is not less than or greater than (in either case, by more than three months) the Remaining Weighted Average Life of said Equipment Notes, (ii) the application of the proceeds of the sale of such debt securities to the prepayment of all such Equipment Notes on the Refunding Date, and (iii) payment by Lessee to the Person or Persons entitled thereto of all other amounts, in respect of accrued interest, any Make Whole Amount or other premium, if any, payable on such Refunding Date;

          (b) the Lessee and the Owner Trustee will amend the Lease in a manner such that (i) if the Refunding Date is not a Rent Payment Date and the accrued and unpaid interest on the Equipment Notes is not otherwise paid pursuant to
Section 10.2(a), the Lessee shall on the Refunding Date prepay that portion of the next succeeding installment of Basic Rent as shall equal the aggregate interest


                                          Participation Agreement (TRLI 2001-1C)
accrued on the Equipment Notes outstanding to the Refunding Date, (ii)
Basic Rent payable in respect of the period from and after the Refunding Date shall be recalculated to preserve the Net Economic Return which the Owner Participant would have realized had such refunding not occurred, provided that the net present value of Basic Rent shall be minimized to the extent consistent therewith, and (iii) amounts payable in respect of Stipulated Loss Value, Stipulated Loss Amount, Early Purchase Price, Termination Value and Termination Amount from and after the Refunding Date shall be appropriately recalculated to preserve the Net Economic Return which the Owner Participant would have realized had such refunding not occurred (it being agreed that any recalculations pursuant to subclauses (ii) and (iii) of this clause (b) shall be performed in accordance with the requirements of Section 2.6 hereof);

          (c) the Owner Trustee will enter into an agreement to provide for the securing thereunder of the debt securities issued by the Owner Trustee pursuant to clause (a) of this Section 10.2 in like manner as the Equipment Notes and/or will enter into such amendments and supplements to the Indenture as may be necessary to effect such refunding or refinancing, which agreements, amendments and/or supplements shall be reasonably satisfactory in form and substance to the Owner Participant; provided that, no such agreement or amendment shall provide for any increase in the security for the new debt securities; and provided further that, notwithstanding the foregoing (but subject to the provisions of clauses (a) and (b) and the lead in paragraph of this Section 10.2 above), the Lessee reserves the right to set the economic terms and other terms not customarily negotiated between an owner participant and a lender of the refunding or refinancing transaction except to the extent adversely affecting cash flow, coverage ratios and reserve accounts as to the Owner Participant to be so offered to the extent that they are passed through to the Lessee in, or define rights or obligations of the Lessee under, the Operative Agreements; provided, further, that no such amendment or supplement will in the sole judgment of the Owner Participant increase its obligations or impair its rights under the Operative Agreements or otherwise adversely affect it without the consent of the Owner Participant;

          (d) (i) in the case of a refunding or refinancing involving a public offering of debt securities, neither the Owner Trustee nor the Owner Participant shall be an "issuer" for securities law purposes or an "obligor" within the meaning of the Trust Indenture Act of 1939, as amended, the offering materials (including any registration statement) for the refunding or refinancing transaction shall be reason ably satisfactory to the Owner Participant and (ii) the Lessee shall provide satisfactory indemnity to the Owner Trustee and Owner Participant with respect to the refunding or refinancing;


                                          Participation Agreement (TRLI 2001-1C)

          (e) unless otherwise agreed by the Owner Participant, the Lessee shall pay to the Owner Trustee as Supplemental Rent an amount, on an After-Tax Basis, equal to any Make-Whole Amount, Late Payment Premium, if any, payable in respect of Equipment Notes outstanding on the Refunding Date pursuant to the Indenture, all interest which is accrued and unpaid in respect of late payments of Basic Rent or any part thereof, all reasonable fees, costs, expenses of such refunding or refinancing and of the parties hereto incurred in connection with such refunding or refinancing (including all reasonable out-of-pocket legal fees and expenses and the reasonable fees of any financial advisors);

         (f) the Lessee shall give the Indenture Trustee, the Pass Through Trustee and the Owner Participant not less than 25 days prior written notice of the Refunding Date;

         (g) the Owner Participant, the Owner Trustee, the Pass Through Trustee and the Indenture Trustee shall have received (i) such opinions of counsel as they may reasonably request concerning compliance with the Securities Act of 1933, as amended, and any other applicable law relating to the sale of securities and (ii) such other opinions of counsel and such certificates and other documents, each in form and substance reasonably satisfactory to them, as they may reasonably request in connection with compliance with the terms and conditions of this Section 10.2; and

         (h) all necessary authorizations, approvals and consents shall have been obtained and shall be in full force and effect.

         The Lessee shall pay to or reimburse the Participants, the Owner Trustee and the Indenture Trustee for all costs and expenses (including reasonable attorneys' and accountants' fees) paid or incurred by them in connection with such refunding or refinancing.

         Section 10.3 Amendments and Waivers. Except as otherwise provided in the Indenture, no term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party against which enforcement of the termination, amendment or waiver is sought.

         Section 10.4 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by facsimile, and any such notice shall become effective (i) upon personal delivery thereof, including, without limitation, by reputable overnight courier, or (ii) in the case of notice by facsimile, upon confirmation of receipt thereof, provided such transmission is promptly further confirmed by any of the methods set forth in

                                          Participation Agreement (TRLI 2001-1C)
clause (i) above, in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto:

         If to the Lessee:

                  Trinity Rail Leasing I L.P.
                  2525 Stemmons Freeway
                  Dallas, TX 75207
                  Attention: Vice President Leasing Operations
                  Re:  (TRLI 2001-1C)
                  Fax No.:  (214) 589-8271
                  Confirmation No.:  (214) 631-4420

         If to TILC:

                  Trinity Industries Leasing Company
                  2525 Stemmons Freeway
                  Dallas, TX 75207
                  Attention: Vice President Leasing Operations
                  Re:  (TRLI 2001-1C)
                  Fax No.:  (214) 589-8271
                  Confirmation No.:  (214) 631-4420

         If to TRMI:

                  Trinity Rail Management, Inc.
                  2525 Stemmons Freeway
                  Dallas, TX 75207
                  Attention: Vice President Leasing Operations
                  Re:  (TRLI 2001-1C)
                  Fax No.:  (214) 589-8271
                  Confirmation No.:  (214) 631-4420

         If to the Owner Trustee:

                  TRLI 2001-1C Railcar Statutory Trust
                  c/o State Street Bank and Trust Company of Connecticut, National Association
                  225 Asylum Street, Goodwin Square,
                  Hartford, CT 06103
                  Attention:  Corporate Trust Administration
                  Facsimile No.:  (860) 244-1889


                                          Participation Agreement (TRLI 2001-1C)

                  Confirmation No.: (860) 244-1800

         with a copy to:

                  the Owner Participant at the
                  address set forth below

         If to the Owner Participant:

                  Trimaran Leasing, L.P.
                  c/o Philip Morris Capital Corporation
                  225 High Ridge Road, Suite 300
                  Stamford, CT 06905
                  Attention: Vice President, Structured Finance
                  Fax No.: (914) 335-8297
                  Confirmation No.: (914) 335-8204

         If to the Indenture Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street
                  Suite 1960
                  Chicago, IL  60603
                  Attention:  Kristine Schossow,
                              Corporate Trust Services Division
                  Facsimile No.:  (312) 904-2236
                  Confirmation No.: (312) 904-2571

                  If to the Pass Through Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street
                  Suite 1960
                  Chicago, IL  60603
                  Attention:  Kristine Schossow,
                              Corporate Trust Services Division
                  Facsimile No.:  (312) 904-2236
                  Confirmation No.: (312) 904-2571

         If to the Rating Agency:

                                          Participation Agreement (TRLI 2001-1C)

                Standard & Poor's Corporation
                25 Broadway
                New York, New York 10004
                Attention:  Stephen F. Rooney
                Facsimile No.:  (212) 438-2646
                Confirmation No.:  (212) 438-2591

     Section 10.5 Survival. All warranties, representations, indemnities and covenants made by any party hereto, herein or in any certificate or other instrument delivered by any such party or on the behalf of any such party under this Agreement, shall be considered to have been relied upon by each other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by any such party or on behalf of any such party.

     Section 10.6 No Guarantee of Residual Value or Debt. Nothing contained herein or in the Lease, the Indenture, the Trust Agreement or the Tax Indemnity Agreement or in any certificate or other statement delivered by the Lessee in connection with the transactions contemplated hereby shall be deemed to be (i) a guarantee by the Lessee, TILC or TRMI to the Owner Trustee, the Owner Participant, the Indenture Trustee, the Pass Through Trustee or the Loan Participant that the Equipment will have any residual value or useful life, or
(ii) a guarantee by the Indenture Trustee, the Owner Trustee, the Owner Participant, the Lessee, TILC or TRMI of payment of the principal of, premium, if any, or interest on the Equipment Notes.

     Section 10.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof, including each successive holder of the Beneficial Interest permit ted under Section 6.1 hereof and each successive holder of any Equipment Note permitted under the Indenture issued and delivered pursuant to this Agreement or the Indenture. The parties hereto agree that each of the Collateral Agent and Equity Collateral Agent shall be a third party beneficiary of this Agreement. Except as expressly provided herein or in the other Operative Agreements, no party hereto may assign their interests herein without the consent of the parties hereto.

     Section 10.8 Business Day. Notwithstanding anything herein or in any other Operative Agreement to the contrary, if the date on which any payment is to be made pursuant to this Agreement or any other Operative Agreement is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such succeeding Business Day and (provided such payment is made on such succeeding Business Day) no


                                          Participation Agreement (TRLI 2001-1C)
interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

     SECTION 10.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

     Section 10.10 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 10.11 Counterparts. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

     Section 10.12 Headings and Table of Contents. The headings of the Sections of this Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 10.13 Limitations of Liability; Extent of Interest.

         (a) Liabilities of Participants. Neither the Indenture Trustee, the Owner Trustee nor any Participant shall have any obligation or duty to the Lessee, to TILC, TRMI, to any other Participant or to others with respect to the transactions contemplated hereby, except those obligations or duties of such Participant expressly set forth in this Agreement and the other Operative Agreements, and neither the Indenture Trustee nor any Participant shall be liable for performance by any other party hereto of such other party's obligations or duties hereunder. Without limitation of the generality of the foregoing, under no circumstances whatsoever shall the Indenture Trustee or any Participant be liable to the Lessee, TILC or TRMI for any action or inaction on the part of the Owner Trustee in connection with the transactions contemplated herein, whether or not such action or inaction is caused by willful misconduct or gross negligence of the Owner Trustee, unless such action or inaction is at the direction of the Indenture Trustee or any Participant, as the case may be, and such action or inaction is expressly prohibited hereby.




                                          Participation Agreement (TRLI 2001-1C)

         (b) No Recourse to the Owner Trustee. It is expressly understood and agreed by and between Trust Company, the Owner Trustee, the Lessee, the Owner Participant, the Indenture Trustee, and the Loan Participant, and their respective successors and permitted assigns that, subject to the proviso contained in this Section 10.13(b), all representations, warranties and undertakings of the Owner Trustee hereunder shall be binding upon the Owner Trustee only in its capacity as Owner Trustee under the Trust Agreement, and (except as expressly provided herein) Trust Company shall not be liable for any breach thereof, except for its gross negligence or willful misconduct, or for breach of its covenants, representations and warranties contained herein, except to the extent covenanted or made in its individual capacity; provided, however, that nothing in this Section 10.13(b) shall be construed to limit in scope or substance those representations and warranties of Trust Company made expressly in its individual capacity set forth herein. The term "Owner Trustee" as used in this Agreement shall include any successor trustee under the Trust Agreement, or the Owner Participant if the trust created thereby is revoked.

         (c) Extent of Interest of Holders of Equipment Notes. No holder of an Equipment Note shall have any further interest in, or other right with respect to, the mortgage and security interests created by the Indenture when and if the principal of and interest on all Equipment Notes held by such holder and all other sums payable to such holder hereunder, under the Indenture and under such Equipment Notes shall have been paid in full. Each holder of the Equipment
Notes by its acceptance of an Equipment Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to such holder as provided in Article III of the Indenture and that neither TILC, TRMI, the Lessee, the Owner Participant, the Indenture Trustee nor the Owner Trustee shall be personally liable to any holder of the Equipment Notes for any amounts payable under the Equipment Notes, the Indenture or hereunder, except as expressly provided in the Operative Agreements.

         (d) Loan Participant's Source of Funds. It is expressly understood and agreed by and between the Owner Trustee, the Lessee, the Owner Participant, the Indenture Trustee and the Loan Participant, and their respective successors and permitted assigns that, subject to the proviso contained in this Section 10.13(d), the undertakings of the Loan Participant hereunder are limited to the application of the proceeds of the sale of the Pass Through Certificates to the purchase by the Pass Through Trustee of the Equipment Notes; provided, however, that nothing in this Section 10.13(d) shall be construed to limit in scope or substance those representations and warranties of the Loan Participant made expressly in its individual capacity set forth herein.

     Section 10.14 Maintenance of Non-Recourse Debt. The parties hereto agree that if the Owner Trustee becomes a debtor subject to the reorganization provisions




                                          Participation Agreement (TRLI 2001-1C)
of the Bankruptcy Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code") or any successor provision, the parties hereto will make an election under 1111(b)(1)(A)(i) of the Bankruptcy Code. If (a) the Owner Trustee becomes a debtor subject to the reorganization provisions of the Bankruptcy Code or any successor provision, (b) pursuant to such reorganization provisions the Owner Trustee is required, by reason of the Owner Trustee being held to have recourse liability to the Pass Through Trustee or the Indenture Trustee, directly or indirectly, to make payment on account of any amount payable under the Equipment Notes or any of the other Operative Agreements and (c) the Indenture Trustee and/or the Pass Through Trustee actually receives any Excess Amount (as hereinafter defined) which reflects any payment by the Owner Trustee on account of (b) above, then the Indenture Trustee and/or the Pass Through Trustee, as the case may be, shall promptly refund to the Owner Trustee such Excess Amount. For purposes of this Section 10.14, "Excess Amount" means the amount by which such payment exceeds the amount which would have been received by the Indenture Trustee or the Pass Through Trustee if the Owner Trustee had not become subject to the recourse liability referred to in (b) above.


     Section 10.15 Ownership of and Rights in Units. The sale of the Units described on Schedule 1 hereto and the Existing Equipment Subleases by TILC contemplated hereby is intended for all purposes to be a true sale of all of TILC's right, title and interest in and to such Units and the Existing Equipment Subleases to the Lessee, which shall be the legal owner thereof upon such sale. Upon consummation of the sale and leaseback transactions contemplated hereby, the Lessee's interest in such Units is intended to be that of a lessee only. It is intended that for federal and state income tax purposes the Owner Participant will be the owner of such Units. The rights of the Indenture Trustee in and to such Units pursuant to the Indenture is intended to be that of a secured party holding a security interest, subject to the Lease and the rights of the Lessee thereunder. No holder of an Equipment Note is intended to have any right, title or interest in or to such Units except as a beneficiary of the Lien granted by the Owner Trustee to the Indenture Trustee pursuant to the Indenture in trust for the equal and ratable benefit of the holders from time to time of the Equipment Notes.

     Section 10.16 No Petition. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all outstanding Equipment Notes and all obligations of the Lessee under the Operative Agreements, release of all Collateral held under the Collateral Agency Agreement and release of all Equity Collateral held under the Equity Collateral Security Agreement (i) no party hereto shall authorize the Lessee to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Lessee or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official of the



                                          Participation Agreement (TRLI 2001-1C)

Lessee or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Lessee, or to make a general assignment for the benefit of any party hereto or any other creditor of the Lessee, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against the Lessee under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. Each of the parties hereto agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Equipment Notes and all obligations of the Lessee under the Operative Agreements, release of all Collateral held under the Collateral Agency Agreement and release of all Equity Collateral held under the Equity Collateral Security Agreement, it will not institute against, or join any other Person in instituting against, Lessee an action in bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any state of the United States.

     Section 10.17 Consent To Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally:

            (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Operative Agreement or for recognition and enforcement of any judgment in respect hereof or thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof;

            (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form and mail), postage prepaid, to each party hereto at its address set forth in Section 10.4 hereof, or at such other address of which the other parties shall have been notified pursuant thereto; and

            (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.


                                          Participation Agreement (TRLI 2001-1C)

     SECTION 10.18 WAIVER OF JURY TRIAL. EACH PARTY TO THIS



AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH THIS AGREEMENT.





                                     *  *  *



                                          Participation Agreement (TRLI 2001-1C)

     IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be executed and delivered, all as of the date first above written.




                                              Lessee:


                                              TRINITY RAIL LEASING I L.P.


                                              By TILX GP I, LLC
                                                 its General Partner


                                                 By:
                                                    ----------------------------
                                                    Name:  Eric Marchetto
                                                    Title: Vice President


                                              TILC:


                                              TRINITY INDUSTRIES LEASING COMPANY


                                              By:
                                                 -------------------------------
                                                 Name:  Eric Marchetto
                                                 Title: Vice President



                                              TRMI:


                                              TRINITY RAIL MANAGEMENT, INC.


                                              By:
                                                 -------------------------------
                                                 Name:  Eric Marchetto
                                                 Title:  Vice President





                                          Participation Agreement (TRLI 2001-1C)

                                       Owner Trustee:


                                       TRLI 2001-1C RAILCAR STATUTORY TRUST,


                                       By: State Street Bank and Trust Company
                                           of Connecticut, National Association,
                                           not in its individual capacity except
                                           as expressly provided herein but
                                           solely as Owner Trustee



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                            ------------------------------------




                                          Participation Agreement (TRLI 2001-1C)

                                       Owner Participant:


                                       TRIMARAN LEASING, L.P.


                                       By: Trimaran Leasing Investors, L.L.C.-I,
                                           its General Partner



                                           By: Grant Holdings, Inc.,
                                               its sole member



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------




                                          Participation Agreement (TRLI 2001-1C)

                                       Indenture Trustee:


                                       LASALLE BANK NATIONAL ASSOCIATION, not
                                       in its individual capacity except as
                                       expressly provided herein but solely as
                                       Indenture Trustee



                                       By:
                                          --------------------------------------
                                       Name:  Sarah H. Webb
                                       Title: Senior Vice President



                                       Pass Through Trustee:

                                       LASALLE BANK NATIONAL ASSOCIATION, not
                                       in its individual capacity except as
                                       expressly provided herein but solely as
                                       Pass Through Trustee


                                       By:
                                          --------------------------------------
                                       Name:  Sarah H. Webb
                                       Title: Senior Vice President




                                          Participation Agreement (TRLI 2001-1C)